CREDIT AGREEMENT

among

LGI HOMES, INC.
and its Subsidiaries named herein,
as Borrower

THE LENDERS FROM TIME TO TIME PARTY HERETO

and

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION,
as Administrative Agent and L/C Issuer

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION,
as Sole Lead Arranger and Sole Book Runner

DATED AS OF APRIL 28, 2014

i

v

INDEX TO SCHEDULES

Schedule	Description of Schedule	Section

1.1	Responsible Officers	1.1
2.1	Commitments and Applicable Percentages	2.1
2.15	Approved Metropolitan Areas	2.15
11.5	Litigation and Judgments	11.5
11.13	List of Borrowing Entities	11.13
16.11	Notices	16.11

INDEX TO EXHIBITS

Exhibit	Description of Exhibit	Section

A	Assignment and Assumption	1.1
B	Compliance Certificate	1.1
C	Joinder Agreement	1.1
D	Promissory Note	1.1
E	A&D Draw Request	1.2
F	A&D Project Loan Sheet	1.2
G	Stage of Construction Draw Schedule	2.1
H	Tax Forms	3.4(g)
I	Borrowing Base Report	1.1
J	Draw Request	1.1
K	Subordination Agreement	13.1

CREDIT AGREEMENT
THIS AGREEMENT (this “Agreement”), dated as of April 28, 2014, is among LGI HOMES, INC., a Delaware corporation (“Parent”), and its Subsidiaries named herein (individually and collectively, “Borrower”), the lenders from time to time party hereto (collectively, “Lenders” and individually, a “Lender”), and TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent and L/C Issuer.
RECITALS

A.	Borrower owns or will own certain Land (as herein defined) and Lots (as herein defined).

B.
Borrower proposes to construct Houses (as herein defined) on the Lots. The Houses shall be constructed in accordance with the Plans and Specifications (as herein defined). Furthermore, Borrower proposes to acquire Land, and to develop Lots and other A&D Improvements (as herein defined) thereon.

C.
Borrower has requested that Lenders extend credit to Borrower for the purpose of such construction and development, and for the acquisition of Lots and Land. Lenders are willing to make such credit available to Borrower upon and subject to the provisions, terms and conditions hereinafter set forth.

NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS
Section 1.1    Definitions. As used in this Agreement, all exhibits, appendices and schedules hereto and in any note, certificate, report or other Loan Documents made or delivered pursuant to this Agreement, the following terms will have the meanings given such terms in this Article 1 or in the provision, section or recital referred to below:
“Account” means an account, as defined in the UCC.
“ADA” means the Americans with Disabilities Act, 42 U.S.C. §§ 12101, et seq. as heretofore or hereafter amended or modified.
“Adjusted LIBOR” means, with respect to any Portion for any Interest Period or day, as applicable, an interest rate per annum equal to LIBOR for such Interest Period or day multiplied by the Statutory Reserve Rate.
“Administrative Agent” means Texas Capital Bank, National Association, in its capacity as administrative agent under any of the Loan Documents, until the appointment of a successor

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administrative agent pursuant to the terms of this Agreement and, thereafter, shall mean such successor administrative agent.
“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by Administrative Agent.
“Advance” means a disbursement by a Lender, whether by journal entry, deposit to Borrower’s account, check to third party or by other means, of any of the proceeds of the Credit Facility.
“Advance Period” means the period of time from the Closing Date to April 28, 2016.
“Affiliate” means, as to any Person, any other Person (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Person; (b) that directly or indirectly beneficially owns or holds ten percent (10%) or more of any class of voting stock of such Person; or (c) ten percent (10%) or more of the voting stock of which is directly or indirectly beneficially owned or held by such Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause direction of the management or policies of a Person, whether through the ownership of voting securities, by contract, or otherwise; provided, however, in no event shall any Lender be deemed an Affiliate of Borrower or any of its Subsidiaries or Affiliates.
“Agent Parties” means, collectively, Administrative Agent or any of its Related Parties.
“Agreement” has the meaning set forth in the introductory paragraph hereto, and includes all schedules, exhibits and appendices attached or otherwise identified therewith.
“Applicable Margin” means (a) with respect to the Base Rate Portion, one and three-quarters percent (1.75%) per annum, and (b) with respect to the LIBOR Portion, two and three-quarters percent (2.75%) per annum.
“Applicable Percentage” means the percentage (carried out to the twelfth decimal place) of the Credit Facility represented by such Lender’s Commitment at such time; provided that if the Commitments have been terminated pursuant to the terms hereof, then the Applicable Percentage of each Lender shall be determined based upon the Applicable Percentage of such Lender immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to the terms hereof.
“Applicable Rate” means (a) in the case of a Portion bearing interest based upon the Base Rate, the Base Rate plus the Applicable Margin; and (b) in the case of a Portion bearing interest based upon LIBOR, LIBOR plus the Applicable Margin.
“Appraisal” means (a) with respect to each A&D Project, an appraisal, not more than 180 days old, (b) with respect to each Lot type within each Approved Subdivision which constitutes Collateral, an appraisal, not more than 12 months old, and (c) with respect to each House type within each Approved Subdivision which constitutes Collateral, an appraisal, not more than 12 or 24 months

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old, depending upon market conditions, as determined by Administrative Agent, and otherwise in compliance with all applicable Governmental Requirements. All Appraisals must be prepared by a Member of the Appraisal Institute (MAI) or other qualified appraiser acceptable to Administrative Agent, and must satisfy all internal policy requirements of Administrative Agent and all Governmental Requirements (including, without limitation, 12 C.F.R. Sec. 34.45(2)) and laws to which Administrative Agent is subject, as more particularly required in Section 2.12 hereof.
“Appraised Value” means the fair market value for each particular item of Collateral as reflected in the original or updated Appraisal therefor.
“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
“Approved Sales Contract” means a bona fide, legally binding, enforceable contract for the sale of a House, between Borrower, as seller, and a third party unrelated to Borrower, as buyer (or an employee of Borrower, as buyer, but only when such House is intended to be occupied as the employee’s primary residence) with respect to which (i) the form and substance of such contract of sale shall have been previously approved in writing by Administrative Agent, (ii) an earnest money deposit of at least $500 has been delivered to either an independent escrow agent or to Borrower; and (iii) Borrower has undertaken a preliminary screening of the creditworthiness of such buyer and has concluded that such buyer should qualify for a mortgage loan commitment for the financing of the applicable House.
“Approved Subdivision” means each subdivision approved by Administrative Agent for disbursement of the Credit Facility proceeds for the acquisition of Lots and the construction of Houses located therein, meeting the following criteria: (a) the Lots within such subdivision must not be located in a flood plain, as reasonably determined by Administrative Agent; (b) such subdivision must be the subject of a proper subdivision plat map meeting the requirements of all applicable Governmental Authorities and recorded in the appropriate public records for such plat maps; (c) Administrative Agent must have been provided and have approved, a lot takedown contract with respect to each Lot (not a part of a House) to be included as Collateral; and (d) the subdivision must be located in one of the approved metropolitan areas listed in Schedule 2.15, or such other metropolitan areas as Administrative Agent may approve from time to time in its sole discretion.
“Arranger” means Texas Capital Bank, in its capacity as sole lead arranger and sole book manager.
“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 16.8), and accepted by Administrative Agent, in substantially the form of Exhibit A or any other form approved by Administrative Agent.
“Bank Product Agreements” means those certain agreements entered into from time to time between any Obligated Party and a Lender or its Affiliate in connection with any of the Bank Products.

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“Bank Product Obligations” means all obligations, liabilities, contingent reimbursement obligations, fees, and expenses owing by any Obligated Party to any Lender or its Affiliate pursuant to or evidenced by the Bank Product Agreements and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all such amounts that an Obligated Party is obligated to reimburse to any Lender or its Affiliate as a result of such Lender or its Affiliate purchasing participations or executing indemnities or reimbursement obligations with respect to the Bank Products provided to any Obligated Party pursuant to the Bank Product Agreements.
“Bank Product Provider” means any Person that, at the time it enters into a Bank Product Agreement is a Lender or an Affiliate of a Lender, in its capacity as a party to such Bank Product Agreement.
“Bank Products” means any service provided to, facility extended to, or transaction entered into with, any Obligated Party by any Lender or its Affiliate consisting of (a) deposit accounts, (b) cash management services, including treasury, depository, return items, overdraft, controlled disbursement, merchant store value cards, e-payables services, electronic funds transfer, interstate depository network, automatic clearing house transfer (including the Automated Clearing House processing of electronic funds transfers through the direct Federal Reserve Fedline system) and other cash management arrangements maintained with any Lender or its Affiliates, or (c) debit cards, stored value cards, and credit cards (including commercial credit cards (including so‑called “procurement cards” or “P‑cards”)) and debit card and credit card processing services.
“Base Rate” means, for any day, a rate of interest per annum equal to the highest of (a) the Prime Rate for such day; (b) the sum of the Federal Funds Rate for such day plus one half of one percent (0.5%); and (c) Adjusted LIBOR for such day plus one percent (1.00%).
“Base Rate Portion” means each Portion bearing interest based on the Base Rate. Base Rate Portions will only be available to Borrower if provided by Administrative Agent in Administrative Agent’s sole discretion.
“Borrower” means individually and collectively, (a) LGI Homes, Inc., a Delaware corporation, (b) the Subsidiaries of LGI Homes, Inc., listed in Schedule 11.13, (c) any entity that is subsequently approved by Administrative Agent to be a Borrower hereunder, and (d) their respective successors and assigns to the extent permitted by Section 16.8. Each entity that is subsequently approved by Administrative Agent to be a Borrower hereunder shall be approved or disapproved by Administrative Agent in its sole discretion based on Administrative Agent’s receipt, review and approval of all financial and other information requested by Administrative Agent in its discretion concerning such party. Any party becoming a Borrower hereunder shall execute (i) a Joinder Agreement agreeing to be bound by this Agreement, and (ii) all other Loan Documents required by Administrative Agent.
“Borrowing Base” means, as of the date of determination thereof, the Maximum Credit Amount for all Collateral.

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“Borrowing Base Report” means a report in the form attached hereto as Exhibit I or otherwise in form and substance acceptable to Administrative Agent, which contains the following information as to each Lot, House, parcel of Entitled Land or A&D Project, as applicable, which is Collateral: (i) the effective date of such Borrowing Base Report; (ii) a listing of each House and/or Lot, as applicable, by street address or lot, block and subdivision and by status (Model, Spec or Pre‑Sold House or Lot) and type or style of House, if applicable; (iii) a listing of each parcel of Entitled Land and A&D Project; (iv) the date of recordation of the Security Instrument covering such Lot, House, parcel of Entitled Land or A&D Project, as applicable; (v) the Maximum Credit Amount for each Lot, House, parcel of Entitled Land or A&D Project, as applicable; (vi) if a House, (A) the Total Cost actually incurred to date, (B) the amount of Advances therefor drawn to date, (C) the draw stages that have been completed, and (D) the aggregate percentage of completion pursuant to the draw schedule in Exhibit G; (vii) the maximum amount of Advances available for such House, Lot or parcel of Entitled Land, as applicable, being calculated as the lesser of (A) the Maximum Credit Amount for such House, Lot or parcel of Entitled Land, as applicable, or (B) the amount in subclause (vi)(A) above less the amount of subclause (vi)(B) above, less (C) any staleness or other loan limitations as herein provided applicable to such House, Lot or parcel of Entitled Land, as applicable; (viii) the maximum amount of Advances available for each A&D Project, (ix) the total Borrowing Base for all Lots, Houses, parcels of Entitled Land and A&D Projects; (x) the then outstanding principal balance and accrued interest under the Notes; (xi) the total of all liabilities of Borrower to Administrative Agent for other Obligations under the Credit Facility (not including the amounts in clause (x) above); and (xii) the amount of the Borrowing Base available for an Advance, being calculated as the amount specified in clause (ix) above less the sum of the amounts specified in clauses (x) and (xi) above.
“Business Day” means (a) for all purposes, a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in Dallas, Texas are authorized or required by law to be closed, and (b) for purposes of determining LIBOR, a day that satisfies the requirements of clause (a) and that is a day on which commercial banks in the City of London, England are open for business and dealing in offshore Dollars. Unless otherwise provided, the term “days” when used herein means calendar days.
“Capitalized Lease Obligation” means, with respect to any Person, the amount of Debt under a lease of Property by such Person that would be shown as a liability on a balance sheet of such Person prepared for financial reporting purposes in accordance with GAAP.
“Cash Collateralize” means to pledge and deposit with or deliver to Administrative Agent, for the benefit of one or more of L/C Issuer or Lenders, as collateral for L/C Obligations or obligations of Lenders to fund participations in respect of L/C Obligations, cash or deposit account balances or, if Administrative Agent and L/C Issuer shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to Administrative Agent and L/C Issuer. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.
“Cash Interest Expense” means, for any Person for any period, total interest expense in respect of all outstanding Debt actually paid or that is payable by such Person during such period,

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including, without limitation, all commissions, discounts, and other fees and charges with respect to letters of credit to the extent such costs are allocable to such period, but excluding interest expense not payable in cash, all as determined in accordance with GAAP.
“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, implemented, adopted or issued.
“Change of Control” means the occurrence of any one or more of the following events:
(a)    any Person or group (as that term is understood under Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations thereunder) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of a percentage (based on voting power, in the event different classes of stock shall have different voting powers) of the voting stock of Parent equal to at least fifty percent (50%); or
(b)    as of any date a majority of the board of directors of Parent consists of individuals who were not either (i) directors of Parent as of December 31, 2013, (ii) selected or nominated to become directors by the board of directors of Parent of which a majority consisted of individuals described in clause (b)(i) above, or (iii) selected or nominated to become directors by the board of directors of Parent of which a majority consisted of individuals described in clause (b)(i) above and individuals described in clause (b)(ii) above; or
(c)    Eric T. Lipar ceases to be the Chief Executive Officer of Parent, and an approved replacement is not appointed within 180 days. Such replacement shall be subject to Administrative Agent’s prior written approval, which approval shall not be unreasonably withheld.
“Closing Date” means the first date all the conditions precedent in Section 2.16 are satisfied or waived in accordance with Section 16.10.
“Code” means the Internal Revenue Code of 1986.
“Collateral” means the Mortgaged Property and all other property, assets and accounts of Borrower and all other funds, deposits or other property given by Borrower and accepted by

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Administrative Agent as security for payment and performance of the Obligations under this Credit Facility.
“Combined A&D and Entitled Land Subfacility” means a portion of the Credit Facility in an amount not to exceed (a) thirty (30%) of the Credit Facility Amount, from the date of this Agreement through December 31, 2014, (b) twenty-five (25%) of the Credit Facility Amount, from January 1, 2015 through December 31, 2015, and (c) twenty percent (20%) of the Credit Facility Amount, from January 1, 2016 and thereafter. The Combined A&D and Entitled Land Subfacility is part of, and not in addition to, the Credit Facility and the Commitments.
“Combined A&D, Entitled Land and Lot Inventory Subfacility” means a portion of the Credit Facility in an amount not to exceed (a) fifty percent (50%) of the Credit Facility Amount, from the date of this Agreement through December 31, 2014, (b) forty percent (40%) of the Credit Facility Amount, from January 1, 2015 through December 31, 2015, and (c) thirty percent (30%) of the Credit Facility Amount, from January 1, 2016 and thereafter. The Combined A&D, Entitled Land and Lot Inventory Subfacility is part of, and not in addition to, the Credit Facility and the Commitments.
“Commencement Date” means, with respect to each House, the day which is thirty (30) days after the recordation of the applicable Security Instrument, or if such Collateral was previously identified on a Borrowing Base Report as a Lot, then the day which is thirty (30) days after the date that the Collateral was first identified as a House on a Borrowing Base Report.
“Commitment” means, as to each Lender, its obligation to (a) Advance proceeds of the Credit Facility to Borrower pursuant to Section 2.1(a), and (b) purchase participations in L/C Obligations, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.1 under the caption “Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.
“Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of Borrower pursuant to any Loan Document or the transactions contemplated therein which is distributed to Administrative Agent, any Lender or L/C Issuer by means of electronic communications pursuant to Section 16.11(d), including through the Platform.
“Completion Date” means, with respect to each House which is part of the Mortgaged Property, the date which is six (6) months after the date of recordation of the Security Instrument covering such House, or if such Collateral was previously identified on a Borrowing Base Report as a Lot, then the day which is six (6) months after the date that the Collateral was first identified as a House on a Borrowing Base Report, but in no event beyond the Maturity Date.

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“Compliance Certificate” means a certificate, substantially in the form of Exhibit B, or in any other form agreed to by Borrower and Administrative Agent, prepared by and certified by a Responsible Officer of Borrower.
“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.
“Constituent Documents” means (a) in the case of a corporation, its articles or certificate of incorporation and bylaws; (b) in the case of a general partnership, its partnership agreement; (c) in the case of a limited partnership, its certificate of limited partnership or certificate of formation, as applicable, and partnership agreement; (d) in the case of a trust, its trust agreement; (e) in the case of a joint venture, its joint venture agreement; (f) in the case of a limited liability company, its articles of organization, operating agreement, regulations and/or other organizational and governance documents and agreements; and (g) in the case of any other entity, its organizational and governance documents and agreements.
“Construction Contract” means, collectively, any and all contracts or agreements, written or oral, between Borrower and any Contractor, and between any Contractor and any subcontractor, and between any of the foregoing and any other person or entity relating in any way to the construction of Houses or A&D Improvements including the performance of labor or the furnishing of standard or specially fabricated materials or other supplies or services in connection therewith.
“Contractor” means any general contractor with whom Borrower has contracted for the construction of Houses or A&D Improvements; provided, however, if Borrower acts as its own general contractor in the construction of any particular improvements, then any and all references in this Agreement to “Contractor” shall be deemed to be a reference to Borrower or shall be deemed inapplicable and deleted, as the context thereof shall suggest or require.
“Credit Extension” means each of (a) an Advance, and (b) an L/C Credit Extension.
“Credit Facility” means the revolving, secured line of credit in the maximum sum of the Credit Facility Amount and governed by this Agreement and the other Loan Documents.
“Credit Facility Amount” means One Hundred Thirty-Five Million and No/100 Dollars ($135,000,000.00); subject to increase, however, pursuant to Section 2.9. The Credit Facility Amount is the maximum amount that may be advanced and outstanding at any one time under the Credit Facility. The Credit Facility is a net/gross borrowing base, and although the maximum amount of Credit Facility proceeds that may be advanced and outstanding at any one time is the Credit Facility Amount, the aggregate amount of Credit Facility proceeds allocated for Lots, Houses or A&D Projects in the Borrowing Base at any one time may equal, but not exceed, the Gross Credit Facility Amount.
“Credit Facility Availability” means, as of any date, the difference between (a) an amount equal to the lesser of (i) the Borrowing Base in effect on such date and (ii) the aggregate amount of the Commitments of the Lenders on such date less (b) the total Credit Facility Exposure of the Lenders on such date.

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“Credit Facility Exposure” means, as to any Lender at any time, the aggregate principal amount at such time of its outstanding Advances of Credit Facility proceeds and such Lender’s participation in L/C Obligations at such time.
“Credit Facility Fee” means an annual, non-refundable fee in amount equal to one-half of one percent (0.50%) of the Credit Facility Amount in effect at that time, to be paid by Borrower to Administrative Agent for the account of each Lender, on the Closing Date and on each anniversary thereafter, until the Credit Facility is terminated in full and all amounts due thereunder are paid.
“Debt” means, of any Person as of any date of determination (without duplication): (a) all obligations of such Person for borrowed money; (b) all obligations of such Person evidenced by bonds, notes, debentures, or other similar instruments; (c) all obligations of such Person to pay the deferred purchase price of Property or services; (d) all Capitalized Lease Obligations of such Person; (e) all Debt or other obligations of others Guaranteed by such Person; (f) all obligations secured by a Lien existing on Property owned by such Person, whether or not the obligations secured thereby have been assumed by such Person or are non‑recourse to the credit of such Person; (g) any other obligation for borrowed money or other financial accommodations which in accordance with GAAP would be shown as a liability on the balance sheet of such Person; (h) any repurchase obligation or liability of a Person with respect to Accounts, chattel paper or notes receivable sold by such Person; (i) any liability under a sale and leaseback transaction that is not a Capitalized Lease Obligation; (j)  any obligation arising with respect to any other transaction that is the functional equivalent of borrowing but which does not constitute a liability on the balance sheets of a Person; (k) all payment and reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers’ acceptances, surety or other bonds and similar instruments; (l) all liabilities of such Person in respect of unfunded vested benefits under any Plan; and (m) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any equity interests in such Person or any other Person, valued, in the case of redeemable preferred stock interests, at the greater of its voluntary or involuntary liquidation preference plus all accrued and unpaid dividends.
For all purposes, the Debt of any Person shall include the Debt of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Debt is expressly made non-recourse to such Person.
“Debt Service” means, for any Person for any period, the sum of all regularly scheduled principal payments and all Cash Interest Expense that are paid or payable during such period in respect of all Debt of such Person (other than scheduled payments of principal on Debt which pay such Debt in full, but only to the extent such final payment is greater than the scheduled principal payment immediately preceding such final payment).
“Debtor Relief Laws” means Title 11 of the United States Code, as now or hereafter in effect, or any other applicable law, domestic or foreign, as now or hereafter in effect, relating to bankruptcy, insolvency, liquidation, receivership, reorganization, assignment for the benefit of creditors, moratorium, arrangement or composition, extension or adjustment of debts, or similar Laws affecting the rights of creditors.

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“Default” means an Event of Default or the occurrence of an event or condition which with notice or lapse of time or both would become an Event of Default.
“Default Interest Rate” means an interest rate equal to (i) the Base Rate plus (ii) the Applicable Margin, if any, applicable to a Base Rate Portion plus (iii) two percent (2%) per annum; provided, however, that with respect to a LIBOR Portion, the Default Interest Rate shall be an interest rate equal to the interest rate (including any Applicable Margin) otherwise applicable to such Portion plus two percent (2%) per annum; provided, however, in no event shall the Default Interest Rate exceed the Maximum Rate.
“Defaulting Lender” means, subject to Section 16.22(b), any Lender that (a) has failed to (i) fund all or any portion of its Advances within two (2) Business Days of the date such Advances were required to be funded hereunder unless such Lender notifies Administrative Agent and Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to Administrative Agent or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit) within two (2) Business Days of the date when due, (b) has notified Borrower, Administrative Agent or L/C Issuer in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund an Advance hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by Administrative Agent or Borrower, to confirm in writing to Administrative Agent and Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by Administrative Agent and Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 16.22(b)) upon delivery of written notice of such determination to Borrower and each Lender.

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“Design Professional” means the person or firm which designed the Houses or A&D Improvements and prepared all or a portion of the Plans and Specifications; provided, however, if the design of the Houses or A&D Improvements and preparation of the Plans and Specifications were done by Borrower without assistance from an independent design professional, then any and all references in this Agreement to “Design Professional” shall be deemed to be a reference to Borrower or shall be deemed inapplicable and deleted, as the context thereof shall suggest or require.
“Design Professional’s Agreement” means, collectively, any and all contracts or agreements, written or oral, between Borrower and Design Professional with respect to the Design Professional’s design of the Houses or the A&D Improvements and preparation of the Plans and Specifications.
“Disposition” means any sale, lease, exchange, absolute or collateral assignment, conveyance, transfer, trade, or other disposition of or creation of any security interest, lien, pledge or hypothecation in, to or of all or any portion of the Mortgaged Property (or any interest therein) or all or any part of the beneficial ownership interest in Borrower (if Borrower is a corporation, partnership, general partnership, limited partnership, joint venture, trust, or other type of business association or legal entity), and in any entity which has any beneficial ownership interest in another entity which owns any beneficial interest in Borrower, except pursuant to a partial release of the lien of a Security Instrument pursuant to the applicable provisions hereof and of the other Loan Documents.
“Dollars” and “$” mean lawful money of the United States of America.
“Draw Request” means a writing, substantially in the form of Exhibit J, or in such other form as Administrative Agent may approve from time to time, properly completed and signed by a Responsible Officer of Borrower, requesting an Advance of Credit Facility proceeds. Administrative Agent, in its sole discretion, may allow Borrower to submit Draw Requests via electronic mail. Furthermore, Administrative Agent, in its sole discretion, may establish rules and procedures, from time to time, for such electronic transmissions.
“EBITDA” means, for any Person for any period, an amount equal to (a) Net Income plus (b) the sum of the following to the extent deducted in the calculation of Net Income: (i) interest expense; (ii) income taxes; (iii) depreciation; (iv) amortization; (v) extraordinary losses determined in accordance with GAAP; and (vi) other non‑recurring expenses reducing such Net Income which do not represent a cash item in such period or any future period, minus (c) the sum of the following to the extent included in the calculation of Net Income: (i) income tax credits; (ii) extraordinary gains determined in accordance with GAAP; and (iii) all non‑recurring, non‑cash items increasing Net Income.
“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 16.8(b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 16.8(b)(iii)).
“Entitled Land” means any Land that has been zoned by the applicable Governmental Authority to permit Houses thereon.

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“Entitled Land Subfacility” means a portion of the Credit Facility in an amount not to exceed ten percent (10%) of the Credit Facility Amount. The Entitled Land Subfacility is part of, and not in addition to, the Credit Facility and the Commitments.
“ERISA” means the Employee Retirement Income Security Act of 1974.
“ERISA Affiliate” means any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as an Obligated Party or is under common control (within the meaning of Section 414(c) of the Code and Sections 414(m) and (o) of the Code for purposes of the provisions relating to Section 412 of the Code) with an Obligated Party.
“ERISA Event” means (a) a Reportable Event with respect to a Plan, (b) a withdrawal by any Obligated Party or any ERISA Affiliate from a Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA, (c) a complete or partial withdrawal by any Obligated Party or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization, (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Plan or Multiemployer Plan, (e) the occurrence of an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan, (f) the imposition of any liability to the PBGC under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Obligated Party or any ERISA Affiliate, (g) the failure of any Obligated Party or ERISA Affiliate to meet any funding obligations with respect to any Plan or Multiemployer Plan, or (h) a Plan becomes subject to the at-risk requirements in Section 303 of ERISA and Section 430 of the Code.
“Event of Default” has the meaning set forth in Section 14.1.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the Laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in such Loan or Commitment (other than pursuant to an assignment request by Borrower under Section 3.6(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 3.4, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.4(g) and (d) any U.S. federal withholding Taxes imposed under FATCA.

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“Existing Credit Agreement” means that certain Second Amended and Restated Loan Agreement, dated January 17, 2014, between Texas Capital Bank, as lender, and several Subsidiaries of LGI Homes, Inc., as co-borrowers.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.
“Federal Funds Rate” means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York, on the Business Day next succeeding such day, provided that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to Administrative Agent on such day on such transactions as determined by Administrative Agent.
“Fee Letter” means the separate fee letter dated as of April 8, 2014, between Borrower and Texas Capital Bank and any other fee letter among Borrower and Administrative Agent, Arranger and/or Texas Capital Bank concerning fees to be paid by Borrower in connection with this Agreement including any amendments, restatements, supplements or modifications thereof. By its execution of this Agreement, each Lender acknowledges and agrees that Administrative Agent, Arranger and/or Texas Capital Bank may elect to treat as confidential and not share with Lenders any Fee Letters executed from time to time in connection with this Agreement.
“Foreign Lender” means (a) if Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if Borrower is not a U.S. Person, a Lender that is resident or organized under the Laws of a jurisdiction other than that in which Borrower is resident for tax purposes.
“Fronting Exposure” means, at any time there is a Defaulting Lender, with respect to L/C Issuer, such Defaulting Lender’s Applicable Percentage of the Outstanding Amount of the L/C Obligations other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof.
“Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.
“GAAP” means generally accepted accounting principles, applied on a consistent basis, as set forth in opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question. Accounting principles are applied on a “consistent basis” when the accounting principles applied

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in a current period are comparable in all material respects to those accounting principles applied in a preceding period.
“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank, tribal body or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank), and any group or body charged with setting financial accounting or regulatory capital rules or standards (including without limitation, the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing).
“Governmental Requirements” means all statutes, laws, ordinances, rules, regulations, orders, writs, injunctions or decrees of any Governmental Authority applicable to Borrower or the Mortgaged Property.
“Gross Credit Facility Amount” means an amount equal to one hundred forty percent (140%) of the Credit Facility Amount, which is subject to increase, however, pursuant to Section 2.9. As of the Closing Date, the Gross Credit Facility Amount is $189,000,000.
“Guarantee” by any Person means any obligation or liability, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person as well as any obligation or liability, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation or liability (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to operate Property, to take-or-pay, or to maintain net worth or working capital or other financial statement conditions or otherwise) or (b) entered into for the purpose of indemnifying or assuring in any other manner the obligee of such Debt or other obligation or liability of the payment thereof or to protect the obligee against loss in respect thereof (in whole or in part); provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term “Guarantee” used as a verb has a corresponding meaning.
“Hazardous Materials” has the meaning ascribed to such term in Section 7.1(a) hereof.
“Hazardous Materials Claims” has the meaning ascribed to such term in Section 7.1(c) hereof.
“Hazardous Materials Laws” has the meaning ascribed to such term in Section 7.1(b) hereof.
“Honor Date” has the meaning set forth in Section 2.2(c)(i).
“House” or “Home” means a single-family detached residences to be constructed by Borrower upon a Lot, as more particularly described in the Plans and Specifications and in

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accordance with the applicable provisions hereof. Where the context requires, the term “House” shall include the Lot upon which the single-family residence is constructed. As used in the Loan Documents, the terms “House” and “Home” are interchangeable and have the same meaning.
“Increase Effective Date” has the meaning set forth in Section 2.9(d).
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of Borrower under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.
“Information” has the meaning set forth in Section 16.25.
“Initial Due Date” means the date upon which the Maximum Credit Amount for an item of Collateral shall be reduced to zero percent (0%) of its Appraised Value.
“Inspection Fee” means the costs actually incurred by Administrative Agent for the Inspector, or Administrative Agent’s standard charge for the inspection by an employee of Administrative Agent or Administrative Agent’s Affiliates, together with such other sums required to be paid hereunder for the inspection of the Mortgaged Property pursuant to the applicable provisions of this Agreement. By its execution of this Agreement, each Lender acknowledges and agrees that the Inspection Fees will be paid solely for the account of Administrative Agent, and will not be shared ratably among the Lenders.
“Inspector” means a person or entity (which may be independent from, affiliated with or an employee of, Administrative Agent) as designated by Administrative Agent from time to time, who may inspect the Mortgaged Property from time to time for the benefit of Administrative Agent.
“Interest Period” means, with respect to any LIBOR Portion, a period of time beginning on the first Business Day of a calendar month, and ending on the day immediately prior to the first Business Day of the following calendar month.
“Interest Rate” means the rate equal to the lesser of (a) the Maximum Rate and (b) the greater of (i) the Minimum Rate and (ii) the Applicable Rate.
“Inventory and Sales Status Report” means a periodic report prepared by Borrower with respect to the Land, Lots and Houses and the completion status of each House under construction by Borrower (whether or not financed under the Credit Facility), properly completed by Borrower and in form and substance satisfactory to Administrative Agent. The Inventory and Sales Status Report shall include a sales and closing report by subdivision in form acceptable to Administrative Agent reflecting (a) net sales of Houses since the last report, (b) as to completed Houses, whether or not they are subject to a Sales Contract, (c) as to Houses under construction, whether or not they are sold and the closing status of such residences, and (d) such other information as Administrative Agent may reasonably request with respect to the Borrower’s inventory, sales of Houses, closing of said sales and information regarding Borrower’s business operations.

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“IRS” means the Internal Revenue Service or any entity succeeding to all or any of its functions.
“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance).
“Issuer Documents” means, with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by L/C Issuer and Borrower (or any Subsidiary) or in favor of L/C Issuer and relating to such Letter of Credit.
“Joinder Agreement” means each Joinder Agreement to be executed by Borrower and a Borrower Party (as defined therein) that is to become a Borrower under this Agreement. The Joinder Agreement shall be in the form substantially similar to that form attached hereto as Exhibit C.
“L/C Advance” means, with respect to each Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Percentage.
“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed by Borrower on the date when made or refinanced as an Advance under the Credit Facility.
“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.
“L/C Issuer” means Texas Capital Bank in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.
“L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.5. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.
“Land” means unimproved real property or interest therein, together with all right, title, interest, and privileges of the owner thereof in and to (i) all streets, ways, roads, alleys, easements, rights‑of‑way, licenses, rights of ingress and egress, vehicle parking rights and public places, existing or proposed, abutting, adjacent, used in connection with or pertaining to such real property, the interests therein and the improvements thereon; (ii) any strips or gores of real property between such real property and abutting or adjacent properties; (iii) all water and water rights, timber and crops pertaining to such real property; and (iv) all appurtenances and all reversions and remainders in or to such real property.

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“Laws” means, collectively, all international, foreign, federal, state, provincial and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administrative thereof by any Governmental Authority charged with the enforcement, interpretation or administrative thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.
“Lender” and “Lenders” have the meanings set forth in the introductory paragraph hereto, and shall include L/C Issuer, as the context may require.
“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify Borrower and Administrative Agent.
“Letter of Credit” means any standby letter of credit issued hereunder, for the purpose of securing duplicative costs within A&D Budgets, and providing for the payment of cash upon the honoring of a presentation thereunder.
“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by L/C Issuer.
“Letter of Credit Expiration Date” means the day that is seven (7) days prior to the Maturity Date (or, if such day is not a Business Day, the next preceding Business Day).
“Letter of Credit Subfacility” means a portion of the Credit Facility in an amount not to exceed $15,000,000. The Letter of Credit Subfacility is part of, and not in addition to, the Credit Facility and the Commitments.
“Leverage Ratio” means, as of any date of determination, the ratio of (a) the Total Liabilities of Borrower and its Subsidiaries as of such date to (b) the Tangible Net Worth of Borrower and its Subsidiaries.
“LIBOR” means:
(a)    with respect to each Interest Period, the rate per annum for deposits for the same term in United States Dollars that appears on Thomson Reuters ICE Benchmark Administration Limited LIBOR Rates Page (or the successor thereto if ICE Benchmark Administration Limited is no longer making a LIBOR rate available) at approximately 11:00 a.m., London, England time, on the related LIBOR Determination Date. If such rate does not appear on such screen or service, or such screen or service shall cease to be available, then LIBOR shall be determined by Administrative Agent to be the offered rate on such other screen or service that displays an average Interest Settlement Rate for deposits in United States Dollars (for delivery on the first day of such Interest Period) for a term equivalent to three (3) months (i.e., 90-day Libor), or such other term as Administrative Agent may offer in its sole discretion, as of 11:00 a.m. on the relevant LIBOR Determination Date. If the rates referenced in the two (2) preceding sentences are not available, then LIBOR

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for the relevant Interest Period will be determined by such alternate method as is reasonably selected by Administrative Agent; and
(b)    for any interest calculation with respect to an Advance that bears interest based on the Base Rate on any date, the rate per annum for deposits in United States Dollars that appears on Thomson Reuters ICE Benchmark Administration Limited LIBOR Rates Page (or the successor thereto if ICE Benchmark Administration Limited is no longer making a LIBOR rate available) at approximately 11:00 a.m., London, England time, on the related LIBOR Determination Date for a term of one (1) month commencing on the date of calculation. If such rate does not appear on such screen or service, or such screen or service shall cease to be available, then LIBOR shall be determined by Administrative Agent to be the offered rate on such other screen or service that displays an average Interest Settlement Rate for deposits in United States Dollars (for delivery on such date of calculation) for a term of one (1) month as of 11:00 a.m. on the relevant LIBOR Determination Date. If the rates referenced in the two (2) preceding sentences are not available, then LIBOR for a term of one (1) month will be determined by such alternate method as is reasonably selected by Administrative Agent.
“LIBOR Determination Date” means the first day of an Interest Period.
“LIBOR Portion” means each Portion bearing interest based on Adjusted LIBOR. For the sake of clarity, a LIBOR Portion will be based on the rate per annum for a term equivalent to three (3) months (i.e., 90-day Libor), per the terms set forth herein in the definition of “LIBOR,” and the interest rate for such Portion shall be re-priced monthly on the first Business Day of each calendar month in accordance with Section 2.1(b).
“Lien” means, as to any Property of any Person, (a) any lien, mortgage, security interest, tax lien, pledge, charge, hypothecation, collateral assignment, preference, priority, or other encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law, or otherwise, affecting such Property and (b) the signing or filing of a financing statement which names the Person as debtor or the signing of any security agreement or the signing of any document authorizing a secured party to file any financing statement which names such Person as debtor.
“Liquidity” means the aggregate of (i) cash, cash equivalent assets and those assets that are readily convertible to cash, plus (ii) amounts available to be drawn by Borrower under existing lines of credit plus (iii) amounts receivable from title companies for closed sales minus (iv) accounts payable to suppliers and other trade payables, all as determined by Administrative Agent in its sole discretion.
“Loan Documents” means this Agreement, the Security Instruments, the Notes, the Issuer Documents, any Joinder Agreements, any A&D Project Loan Sheets, and all other promissory notes, security agreements, deeds of trust, assignments, letters of credit, guaranties, and other instruments, documents, or agreements executed and delivered pursuant to or in connection with this Agreement or the Security Instruments; provided that the term “Loan Documents” shall not include any Bank Product Agreement.

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“Lot” means (i) a single platted and subdivided portion of Land, identified by unique lot and block numbers, (ii) within an Approved Subdivision, (iii) upon which a single House is to be, has been, or is in the process of being, constructed, together with all right, title, interest, and privileges of Borrower in and to (A) all streets, ways, roads, alleys, easements, rights‑of‑way, licenses, rights of ingress and egress, vehicle parking rights and public places, existing or proposed, abutting, adjacent, used in connection with or pertaining to such real property or the interest therein; (B) any strips or gores of real property between such real property and abutting or adjacent properties; (C) all water and water rights, timber and crops pertaining to such real property; and (D) all appurtenances and all reversions and remainders in or to such real property, and (iv) with all required municipal approvals and utilities (including, without limitation, streets, alleys and sidewalks, potable water, storm and sanitary sewer, electricity, telephone, gas and cable television facilities), fully completed and each connected to or available at the boundaries of such Lot.
“Master Deed of Trust” means that certain Master Form Deed of Trust and Security Agreement, recorded by Administrative Agent as a master form deed of trust pursuant to Section 12.009 of the Texas Property Code, in each Texas county in which any Mortgaged Property is to be situated, and being more particularly described in one or more Supplemental Deeds of Trust.
“Material Adverse Event” means any act, event, condition, or circumstance which could materially and adversely affect (a) the operations, business, properties, liabilities (actual or contingent) or condition (financial or otherwise) of Borrower; (b) the ability of any Obligated Party to perform its obligations under any Loan Document to which it is a party; or (c) the legality, validity, binding effect or enforceability against any Obligated Party of any Loan Document to which it is a party.
“Maturity Date” means the date on which all outstanding principal and interest on the Notes becomes finally due and payable, which is April 28, 2017.
“Maximum Credit Amount” means the maximum amount for each item of Collateral securing the Credit Facility, based on the latest Borrowing Base Report approved by Administrative Agent and calculated as provided in Section 4.1(e) hereof.
“Maximum Rate” means, at all times, the maximum rate of interest which may be charged, contracted for, taken, received or reserved by Lenders in accordance with applicable Texas law (or applicable United States federal law to the extent that such law permits Lenders to charge, contract for, receive or reserve a greater amount of interest than under Texas law). The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments, and other charges in respect of the Loan Documents that constitute interest under applicable law. Each change in any interest rate provided for herein based upon the Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to Borrower at the time of such change in the Maximum Rate.
“Minimum Collateral Amount” means, at any time, (a) with respect to Cash Collateral consisting of cash or deposit account balances provided to reduce or eliminate Fronting Exposure during the time that a Defaulting Lender exists, an amount equal to one hundred twenty-five percent (125%) of the Fronting Exposure of L/C Issuer with respect to Letters of Credit issued and

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outstanding at such time, (b) with respect to Cash Collateral consisting of cash or deposit account balances provided in accordance with the provisions of Section 2.6(a)(i), (a)(ii) or (a)(iii), an amount equal to one hundred twenty-five percent (125%) of the Outstanding Amount of all L/C Obligations, and (c) otherwise, an amount determined by Administrative Agent and L/C Issuer in their sole discretion.
“Minimum Rate” means three and three-quarters percent (3.75%) per annum.
“Model House” means a House which is to be, has been, or is in the process of being, constructed, and which is not the subject of an Approved Sales Contract and, as of the date of recordation of the Security Instrument covering such House (or if such Collateral was previously identified on a Borrowing Base Report as a Lot, then the date that the Collateral was first identified as a Model House on a Borrowing Base Report), is intended by Borrower to be furnished and used by Borrower for on‑site office and/or marketing purposes.
“Mortgaged Property” means collectively, any Land, Entitled Land, Lots, Houses or A&D Improvements, and all other collateral intended as security for this Credit Facility which is covered by any Security Instrument.
“Multiemployer Plan” means a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions are being made or have been made by, or for which there is an obligation to make by or there is any liability, contingent or otherwise, with respect to an Obligated Party or any ERISA Affiliate and which is covered by Title IV of ERISA.
“Net Income” means, for any Person for any period, the net income (or loss) of such Person and its Subsidiaries on a consolidated basis as determined in accordance with GAAP; provided that Net Income shall exclude (a) the net income of any Subsidiary of such Person during such period to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such income is not permitted by operation of the terms of its Constituent Documents or any agreement, instrument or Law applicable to such Subsidiary during such period, except that such Person’s equity in any net loss of any such Subsidiary for such period shall be included in determining Net Income, and (b) any income (or loss) for such period of any other Person if such other Person is not a Subsidiary, except that Borrower’s equity in the net income of any such Person for such period shall be included in Net Income up to the aggregate amount of cash actually distributed by such Person during such period to Borrower or a Subsidiary as a dividend or other distribution (and in the case of a dividend or other distribution to a Subsidiary, such Subsidiary is not precluded from further distributing such amount to Borrower as described in clause (a) of this proviso).
“New Collateral Acceptance Period” means the period of time from the Closing Date to April 28, 2015.
“Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all affected Lenders in accordance with the terms of Section 16.10 and (b) has been approved by the Required Lenders.

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“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.
“Notes” means, collectively, one or more promissory notes executed by Borrower in the aggregate principal sum of the Credit Facility Amount, payable to the order of a Lender, evidencing the Credit Facility, substantially in the form of Exhibit D attached hereto.
“Obligated Party” means Borrower or any other Person who is or becomes party to any agreement that obligates such Person to pay or perform, or that Guarantees or secures payment or performance of, the Obligations under the Loan Documents or any part thereof.
“Obligations” means all obligations, indebtedness, and liabilities of Borrower and any other Obligated Party to Administrative Agent, each Lender and any Affiliates of Administrative Agent or any Lender now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, arising under or pursuant to this Agreement, any Bank Product Agreements, the other Loan Documents, and all interest accruing thereon (whether a claim for post-filing or post-petition interest is allowed in any bankruptcy, insolvency, reorganization or similar proceeding) and all attorneys’ fees and other expenses incurred in the enforcement or collection thereof.
“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.
“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Advance or Loan Document).
“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.6).
“Outstanding Amount” means (a) with respect to Advances under the Credit Facility, on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Credit Facility proceeds, occurring on such date, and (b) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by Borrower of Unreimbursed Amounts.

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“Partial Release Price” or “Release Price” means: (a) with respect to a House or a Lot constituting Collateral that is not the subject of an A&D Loan, either (i) One Thousand and No/100 Dollars ($1,000.00) per House or Lot, if no Default is in existence, and if after such partial release, the Outstanding Amount would be equal to or less than the Borrowing Base, or (ii) the Maximum Credit Amount for the House or Lot, if no Default is in existence, but if a release price of One Thousand and No/100 Dollars ($1,000.00) would be insufficient to cause the Outstanding Amount to be equal to or less than the Borrowing Base; and (b) with respect to Land constituting Collateral that is not the subject of an A&D Loan, the Maximum Credit Amount for such Land, if no Default is in existence. Notwithstanding the foregoing, however, during the existence of a Default, or after the expiration of the Advance Period, the Partial Release Price for any Collateral constituting the Mortgaged Property is subject to adjustment pursuant to Section 2.11 hereof. As used in the Loan Documents, the terms “Partial Release Price” and “Release Price” are interchangeable and have the same meaning.
“Participant” means any Person (other than a natural Person, a Defaulting Lender, or Borrower or any of Borrower’s Affiliates or Subsidiaries or any other Obligated Party) to which a participation is sold by any Lender in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Advances owing to it).
“Participant Register” means a register in the United States on which each Lender that sells a participation enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Advances or other obligations under the Loan Documents.
“Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. 107-56, signed into law October 26, 2001).
“Payment Date” means the fifth (5th) day of each and every calendar month during the term of this Agreement and the Maturity Date.
“PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to all or any of its functions under ERISA.
“Permitted Liens” means those Liens permitted by Section 13.2.
“Person” means any individual, corporation, limited liability company, business trust, association, company, partnership, joint venture, Governmental Authority, or other entity, and shall include such Person’s heirs, administrators, personal representatives, executors, successors and assigns.
“Plan” means any employee benefit or other plan, other than a Multiemployer Plan, established or maintained by, or for which there is an obligation to make contributions by or there is any liability, contingent or otherwise with respect to Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA or subject to Section 412 of the Code.

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“Plans and Specifications” means the plans and specifications for the construction of the Houses or A&D Improvements, approved by Administrative Agent as required herein, by all applicable Governmental Authorities, by any party to a Sales Contract, Construction Contract or contract with a right of approval, and all amendments and modifications thereof approved in writing by the same.
“Platform” means Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system.
“Portion” means any principal amount of any Advance bearing interest based upon the Base Rate or Adjusted LIBOR.
“Pre‑Sold House” means a House which is to be, has been or is in the process of being, constructed, and which, at the date of recordation of the Security Instrument covering such House (or if such Collateral was previously identified on a Borrowing Base Report as a Lot, then the date that the Collateral was first identified as a Pre-Sold House on a Borrowing Base Report), and at all times thereafter, is the subject of an Approved Sales Contract.
“Prime Rate” means the rate of interest per annum publicly announced from time to time by Texas Capital Bank as its prime rate in effect at its Principal Office; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective. Such rate is set by Texas Capital Bank as a general reference rate of interest, taking into account such factors as Texas Capital Bank may deem appropriate; it being understood that many of Texas Capital Bank’s commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that Texas Capital Bank may make various commercial or other loans at rates of interest having no relationship to such rate.
“Principal Office” means the principal office of Administrative Agent, presently located at the address set forth on Schedule 16.11.
“Prohibited Transaction” means any transaction set forth in Section 406 of ERISA or Section 4975 of the Code.
“Property” of a Person means any and all property, whether real, personal, tangible, intangible or mixed, of such Person, or any other assets owned, operated or leased by such Person.
“Recipient” means Administrative Agent, L/C Issuer, and any Lender, as applicable.
“Register” means a register for the recordation of the names and addresses of Lenders, and the Commitments of, and principal amounts of the Advances owing to, each Lender pursuant to the terms hereof from time to time.
“Related Indebtedness” means any and all indebtedness paid or payable by Borrower to Administrative Agent or any Lender pursuant to any Loan Document other than any Note.

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“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.
“Removal Effective Date” has the meaning set forth in Section 15.6(b).
“Reportable Event” means any of the events set forth in Section 4043 of ERISA.
“Required Lenders” means, at any time, Lenders having Total Credit Exposures representing more than fifty and one-tenth percent (50.1%) of the Total Credit Exposures of all Lenders; provided that, if one Lender holds more than fifty and one-tenth percent (50.1%) but less than one hundred percent (100%) of the Total Credit Exposures at such time, subject to the last sentence of Section 16.10, Required Lenders shall be at least two Lenders. The Total Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time.
“Resignation Effective Date” has the meaning set forth in Section 15.6(a).
“Responsible Officer” means (a) the officers of Parent listed on Schedule 1.1, (b) any other individual that holds the title of chief executive officer, president, chief financial officer, or treasurer of Parent, or (c) any Person designated by a Responsible Officer to act on behalf of a Responsible Officer; provided that such designated Person may not designate any other Person to be a Responsible Officer. Any document delivered hereunder that is signed by a Responsible Officer of an Obligated Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Person and such Responsible Officer shall be conclusively presumed to have acted on behalf of Obligated Party.
“RICO” means the Racketeer Influenced and Corrupt Organization Act of 1970.
“Sales Contracts” has the meaning ascribed to such term in Section 8.1.
“SDN List” has the meaning set forth in Section 11.18.
“Secured Parties” means the collective reference to Administrative Agent, each Lender, L/C Issuer, each Bank Product Provider, and any other Person the Obligations owing to which are, or are purported to be, secured by the Collateral under the terms of the Security Instruments.
“Security Agreement” means any and all security agreements, whether contained in the Security Instrument, a separate security agreement or other document creating a security interest or common law pledge or hypothecation of any cash, funds, deposit accounts, escrow funds or accounts, personal properties and fixtures of Borrower (including proceeds and products thereof, replacements, substitutions and after‑acquired property) which constitutes or is intended to constitute Collateral for the Credit Facility.
“Security Instrument” means each and every Master Deed of Trust, Supplemental Deed of Trust, mortgage, security agreement, pledge agreement, deed of trust, deed to secure debt, control agreement or other collateral security agreement required by or delivered to Administrative Agent

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from time to time that purport to create a Lien in favor of any of the Secured Parties to secure payment or performance of the Obligations or any portion thereof.
“Solvent” means, with respect to any Person, as of any date of determination, that the fair value of the assets of such Person (at fair valuation) is, on the date of determination, greater than the total amount of liabilities (including contingent and unliquidated liabilities) of such Person as of such date, that the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the probable liability of such Person on its debts as such debts become absolute and matured, and that, as of such date, such Person will be able to pay all liabilities of such Person as such liabilities mature and such Person does not have unreasonably small capital with which to carry on its business. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability discounted to present value at rates believed to be reasonable by such Person acting in good faith.
“Spec and Model House Subfacility” means a portion of the Credit Facility in an amount not to exceed forty percent (40%) of the Gross Credit Facility Amount. The Spec and Model House Subfacility is part of, and not in addition to, the Credit Facility and the Commitments.
“Spec House” means a House which is to be, has been or is in the process of being, constructed, and which at the date of recordation of the Security Instrument covering such House (or if such Collateral was previously identified on a Borrowing Base Report as a Lot, then the date that the Collateral was first identified as a Spec House on a Borrowing Base Report), (i) is not the subject of an Approved Sales Contract, (ii) is not a Model House, and (iii) any House which was subject to an Approved Sales Contract, but which Approved Sales Contract has subsequently been terminated, cancelled, voided or breached by the purchaser or which otherwise no longer qualifies as an Approved Sales Contract.
“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one (1) and the denominator of which is the number one (1) minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board of Governors to which Administrative Agent is subject with respect to the Adjusted LIBOR, for eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D of the Board of Governors). Such reserve percentages shall include those imposed pursuant to such Regulation D. LIBOR Portions shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.
“Subsidiary” means (a) any corporation of which at least a majority of the outstanding shares of stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of

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any contingency) is at the time directly or indirectly owned or controlled by Borrower or one or more of other Subsidiaries or by Borrower and one or more of such Subsidiaries, and (b) any other entity (i) of which at least a majority of the ownership, equity or voting interest is at the time directly or indirectly owned or controlled by one or more of Borrower and other Subsidiaries and (ii) which is treated as a subsidiary in accordance with GAAP.
“Supplemental Deed of Trust” means one or more supplemental deeds of trust, in form and content acceptable to Administrative Agent, pursuant to which the terms, covenants, conditions, grants, liens and warranties of the Master Deed of Trust are incorporated, and by which Borrower (or an affiliated entity as grantor, trustor or mortgagor) mortgages, any Mortgaged Property to secure this Credit Facility.
“Tangible Assets” means any and all assets of Borrower as determined in accordance with GAAP, consistently applied; provided, however, there shall be excluded therefrom (a) any amount at which the equity of such Person appears as an asset on such Person’s balance sheet; (b) goodwill, including any amounts, however designated, that represent the excess of the purchase price paid for assets or stock over the value assigned thereto; (c) patents, trademarks, trade names, and copyrights; (d) deferred expenses; (e) loans and advances to any stockholder, director, officer, or employee of such Person or any Affiliate of such Person; and (f) all other assets which are properly classified as intangible assets.
“Tangible Net Worth” means, for any Person as of any date, Tangible Assets minus Total Liabilities.
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Term-Out Payment Dates” means July 28, 2016, October 28, 2016, and January 28, 2017.
“Texas Capital Bank” means Texas Capital Bank, National Association, a national banking association, and its successors and assigns.
“Title Company” means the title insurance company (and its issuing agent, if applicable) issuing the Title Insurance, which shall be acceptable to Administrative Agent in its sole and absolute discretion.
“Title Insurance” means one or more title insurance commitments, title reports, construction binders or policies, as Administrative Agent may require, issued by the Title Company in the amount specified in Section 6.1 hereof with respect to each House, Lot or A&D Project, insuring, committing to insure, or reporting that the applicable Security Instrument constitutes a valid first lien covering the applicable House, Lot or A&D Project subject only to those exceptions which Administrative Agent may approve, and including such endorsements as Administrative Agent may require.
“Total Cost” means, (a) with respect to a House or Lot which is Collateral, the aggregate amount of the following costs: (i) the acquisition costs of the applicable Lot (including the purchase

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price and all reasonable, necessary and customary closing costs for the acquisition of such Lot), (ii) the amount of construction hard costs actually incurred by Borrower in the construction of the House or development of the Lot, (iii) the amount of Borrower’s overhead and soft costs directly attributable to the construction and completion of such House, as submitted by Borrower and approved by Administrative Agent, in its sole and absolute discretion, and (iv) the amount of interest estimated to accrue and be payable on the Notes which is directly attributable to such House or Lot; and (b) with respect to an A&D Project which is Collateral, the aggregate amount of the following costs: (i) the acquisition costs of the applicable Land (including the purchase price and all reasonable, necessary and customary closing costs for the acquisition of such Land), (ii) the amount of construction hard costs actually incurred in the construction of the A&D Improvements, (iii) the amount of Borrower’s overhead and soft costs directly attributable to the construction and completion of such A&D Improvements, as submitted by Borrower and approved by Administrative Agent, in its sole and absolute discretion, and (iv) the amount of interest estimated to accrue and be payable on the Note which is directly attributable to such A&D Project.
“Total Credit Exposure” means, as to any Lender at any time, the unused Commitments, Credit Facility Exposure and Outstanding Amount of such Lender at such time.
“Total Liabilities” means any and all notes, guaranties and other evidence of indebtedness (fixed or contingent), accounts payables, contingent liabilities and lease obligations, in each case, to the extent the foregoing are reflected as liabilities on a balance sheet prepared in accordance with GAAP, and any and all other obligations which should be reflected as liabilities on a balance sheet prepared in accordance with GAAP.
“Type” means, with respect to a Portion, its character as a LIBOR Portion or a Base Rate Portion.
“UCC” means Chapters 1 through 11 of the Texas Business and Commerce Code.
“Unfunded Pension Liability” means the excess, if any, of (a) the funding target as defined under Section 430(d) of the Code without regard to the special at-risk rules of Section 430(i) of the Code, over (b) the value of plan assets as defined under Section 430(g)(3)(A) of the Code determined as of the last day of each calendar year, without regard to the averaging which may be allowed under Section 310(g)(3)(B) of the Code and reduced for any prefunding balance or funding standard carryover balance as defined and provided for in Section 430(f) of the Code.
“Unreimbursed Amount” has the meaning set forth in Section 2.2(c)(i).
“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.
“U.S. Tax Compliance Certificate” has the meaning specified in Section 3.4(g)(ii)(B)(3).
“Withholding Agent” means each of Borrower and Administrative Agent.

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Section 1.2    A&D Subfacility Definitions. In connection with the A&D Subfacility, and as used in this Agreement, all exhibits, appendices and schedules hereto and in any note, certificate, report or other Loan Documents made or delivered pursuant to this Agreement, the following terms will have the meanings given below:
“A&D Budget” means, for each A&D Project added to the A&D Subfacility, that certain budget for the Land to be acquired and the A&D Improvements to be constructed, attached to the applicable A&D Project Loan Sheet and incorporated therein by reference.
“A&D Budget Allocations” means, for each A&D Loan to be made hereunder, the line items set forth in each applicable A&D Budget relating to each A&D Project for which Advances of Credit Facility proceeds will be made.
“A&D Commencement Date” means, with respect to each A&D Project, the date set forth in the applicable A&D Project Loan Sheet.
“A&D Completion Date” means, with respect to each A&D Project, the date set forth in the applicable A&D Project Loan Sheet.
“A&D Draw Request” means a writing, substantially in the form of Exhibit E, properly completed and signed by a Responsible Officer of Borrower, requesting an Advance under an A&D Loan.
“A&D Improvements” means Lots, streets, sidewalks, utilities, landscaping and other infrastructure, amenities or improvements in connection with the development of a residential subdivision.
“A&D Loan” means a loan from the Lenders to Borrower to finance a specific A&D Project under the A&D Subfacility. Each A&D Loan made under the A&D Subfacility may be a revolving loan, or a non-revolving loan, at Administrative Agent’s discretion.
“A&D Loan Advance Termination Date” means, with respect to each A&D Project, the date set forth in the applicable A&D Project Loan Sheet.
“A&D Loan Amount” means, with respect to each A&D Project, the amount set forth in the applicable A&D Project Loan Sheet.
“A&D Loan Closing Conditions” means the conditions listed on Section 9.11 attached hereto, which Borrower must satisfy, before Administrative Agent will consider Borrower’s request for an A&D Loan.
“A&D Loan Maturity Date” means, for each A&D Loan to be made under the A&D Subfacility, the date designated as the “A&D Loan Maturity Date” in the applicable A&D Project Loan Sheet, and shall be the date upon which Advances under said A&D Loan must be repaid in full.

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“A&D Partial Release Price” means, for each A&D Loan, the portion of the outstanding principal balance of the A&D Loan to be paid by Borrower to Administrative Agent for a partial release of a finished Lot or a portion of Land from the lien of the applicable Security Instrument. If Borrower elects to construct a House on such Lot with proceeds from the Credit Facility, then Borrower shall pay the applicable A&D Partial Release Price, but Administrative Agent shall not release the lien of the applicable Security Instrument. The A&D Partial Release Price for each Lot or portion of the Land shall be the sum set forth in the applicable A&D Project Loan Sheet.
“A&D Project” means either (a) the acquisition of Land and the development of Lots and other A&D Improvements thereon, or (b) the development of Lots and other A&D Improvements on Land previously acquired by Borrower.
“A&D Project Loan Sheet” means mean each term sheet executed by Borrower and Administrative Agent for any A&D Project approved hereunder, which term sheet shall set forth the terms and conditions of the subject A&D Loan to be made by Lenders for said A&D Project, including without limitation any terms or conditions that are different than or in addition to the terms and conditions set forth in this Agreement. Each A&D Project Loan Sheet to be used for an A&D Loan made hereunder shall be in the form attached hereto as Exhibit F.
“A&D Subfacility” means a portion of the Credit Facility that may be used for A&D Projects. The maximum amount of the A&D Subfacility will be restricted by the limitations set forth herein on the sizes of both (a) the Combined A&D and Entitled Land Subfacility and (b) the Combined A&D, Entitled Land and Lot Inventory Subfacility. The A&D Subfacility is part of, and not in addition to, the Credit Facility and the Commitments.
Section 1.3    Accounting Matters.
(a)    Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the audited financial statements described in Section 11.2, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Debt of Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 on financial liabilities shall be disregarded.
(b)    Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth herein, and either Borrower or the Required Lenders shall so request, Administrative Agent, Lenders and Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (A) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (B) Borrower shall provide to Administrative Agent and Lenders financial statements and other documents required under

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this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.
Section 1.4    ERISA Matters. If, after the date hereof, there shall occur, with respect to ERISA, the adoption of any applicable law, rule, or regulation, or any change therein, or any change in the interpretation or administration thereof by the PBGC or any other Governmental Authority, then either Borrower or Required Lenders may request a modification to this Agreement solely to preserve the original intent of this Agreement with respect to the provisions hereof applicable to ERISA, and the parties to this Agreement shall negotiate in good faith to complete such modification.
Section 1.5    Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.
Section 1.6    Other Definitional Provisions. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words “hereof”, “herein”, and “hereunder” and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear. Terms used herein that are defined in the UCC, unless otherwise defined herein, shall have the meanings specified in the UCC. Any definition of or reference to any agreement, instrument or other document shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document). Any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time. Words denoting gender shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be constructed as cumulative; the word “or” is not exclusive; the word “including” (in its various forms) means “including, without limitation”; in the computation of periods of time, the word “from” means “from and including” and the words “to” and “until” mean “to but excluding”; and all references to money refer to the legal currency of the United States of America.
Section 1.7    Times of Day. Unless otherwise specified, all references herein to times of day shall be references to central time (daylight or standard, as applicable).
Section 1.8    Other Loan Documents. The other Loan Documents, including the Security Instruments, contain representations, warranties, covenants, defaults and other provisions that are

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in addition to and not limited by, or a limitation of, similar provisions of this Agreement. Such provisions in such other Loan Documents may be different or more expansive than similar provisions of this Agreement and neither such differences nor such more expansive provisions shall be construed as a conflict.
ARTICLE 2

THE COMMITMENTS AND CREDIT EXTENSIONS
Section 2.1    The Credit Facility.
(a)    Credit Facility Amount. Subject to the terms and conditions of this Agreement, each Lender severally agrees to loan Credit Facility proceeds to Borrower from time to time from the Closing Date until the Maturity Date in an aggregate principal amount for such Lender at any time outstanding up to but not exceeding the amount of such Lender’s Commitment, provided that the Credit Facility Exposure of all Lenders shall not exceed the least of (i) the aggregate amount of the Commitments of the Lenders, (ii) the Borrowing Base, and (iii) the Credit Facility Amount. Subject to the foregoing limitations, and the other terms and provisions of this Agreement, Borrower may borrow, repay, and reborrow proceeds of the Credit Facility hereunder.
(b)    Borrowing Procedure. Each Advance shall be made upon Borrower’s irrevocable notice to Administrative Agent, which shall be given by written Draw Request, appropriately completed by a Responsible Officer of Borrower. Each such notice must be received by Administrative Agent not later than 11:00 a.m. (i) three (3) Business Days prior to the requested date of any Advance. Each Advance of a LIBOR Portion shall be in a principal amount of at least $1,000,000. Except as provided in Sections 2.2(c), each Advance of or conversion to a Base Rate Portion shall be in a principal amount of at least $500,000. Each Draw Request shall specify (i) the requested date of the Advance (which shall be a Business Day), (ii) the principal amount the Advance, and (iii) the Type of Portions to be borrowed.
(c)    Funding. Following receipt of a Draw Request, Administrative Agent shall promptly notify each Lender of the amount of its Applicable Percentage of the Advance. Each Lender shall make the amount of its portion of the Advance available to Administrative Agent in immediately available funds at Administrative Agent’s Principal Office not later than 1:00 p.m. on the Business Day specified in the applicable Draw Request. Upon satisfaction of the applicable conditions set forth in Section 2.17 (and, if such Advance is the initial Credit Extension, Section 2.16), Administrative Agent shall make all funds so received available to Borrower in like funds as received by Administrative Agent either by (i) crediting the account of Borrower on the books of Texas Capital Bank with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) Administrative Agent by Borrower; provided, however, that if, on the date the Draw Request with respect to such Advance is given by Borrower, there are L/C Borrowings outstanding, then the proceeds of such Advance, first, shall be applied to the payment in full of any such L/C Borrowings, and second, shall be

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made available to Borrower as provided above. Administrative Agent may, in Administrative Agent’s discretion, whether or not there then exists a Default, make Advances by journal entry to pay interest and financing costs and make Advances directly to third parties to pay costs or expenses required to be paid (but not then paid) by Borrower pursuant to this Agreement, including (without limitation) ad valorem taxes, insurance premiums, mechanic’s lien claims and construction costs. Credit Facility proceeds disbursed by Administrative Agent by journal entry to pay interest or financing costs, and Credit Facility proceeds disbursed directly by Administrative Agent to pay costs or expenses required to be paid by Borrower pursuant to this Agreement, shall constitute Advances to Borrower.
(d)    Continuations and Conversions. The Applicable Rate shall be based upon LIBOR, except as otherwise expressly provided herein. Base Rate Portions will not be available to Borrower, unless Administrative Agent elects to make them available in Administrative Agent’s sole discretion, or unless otherwise required by Sections 3.2 or 3.3. If Borrower fails to specify a Type of Portion in a Draw Request, then the applicable Portion shall be made as a LIBOR Portion, unless otherwise required by Sections 3.2 or 3.3. A LIBOR Portion may not be converted to a Base Rate Portion, unless Administrative Agent elects to permit such conversion in Administrative Agent’s sole discretion, or unless otherwise required by Sections 3.2 or 3.3.
(e)    Notifications. Administrative Agent shall promptly notify Borrower and Lenders of the interest rate applicable to any Interest Period for LIBOR Portions upon determination of such interest rate. At any time that Base Rate Portions are outstanding, Administrative Agent shall notify Borrower and Lenders of any change in Texas Capital Bank’s prime rate used in determining the Base Rate promptly following the public announcement of such change.
(f)    Total Cost Documentation. Upon Administrative Agent’s request, In connection with each Draw Request, Borrower shall furnish to Administrative Agent evidence of the Total Cost for each Lot, House or A&D Project, in form and substance acceptable to Administrative Agent, which should include, without limitation, the following: (i) a copy of each invoice, statement or bill for each item constituting a portion of the Total Cost for which an Advance is being requested, (ii) evidence of the payment of the invoices, statements or bills included in Total Cost prior to the subject Draw Request, and (iii) such other matters as Administrative Agent may reasonably request from time to time.
(g)    Staged Advances. For the purposes of determining Total Cost for the construction of Houses, such Total Cost shall be determined by the various stages of construction and the respective amounts or percentages of such stages of construction set forth in the draw schedule in Exhibit G hereto. Administrative Agent shall not be obligated to include in Total Cost for any stage of construction set forth in such draw schedule if, in Administrative Agent’s sole and absolute discretion, all of the necessary work to qualify for such stage of construction has not been fully completed in accordance with the Plans and Specifications.

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(i)    Closing Stage. The amount of the closing stage allocation of such draw schedule applicable to each House and/or Lot, as applicable, shall be included in Total Cost upon the closing of the House or Lot acquisition, as applicable, and recordation of the Security Instrument.
(ii)    Construction Stages. Total Cost for construction of any House shall include each stage of construction approved by Administrative Agent, but in no event shall Total Cost for any construction stage allocation exceed the percentage allocation of the construction amount designated in such draw schedule for the applicable stage of construction.
(iii)    General. The stages of construction for each House, as set forth in the draw schedule contained in Exhibit G, that must be completed prior to including same in Total Cost is set forth in such draw schedule; however, it is not necessary that the construction stages be completed in the order shown in such draw schedule.
(h)    Reallocations. Administrative Agent reserves the right, at its option, to disburse Credit Facility proceeds allocated to any of the stages of construction, or any percentage allocated to each stage of construction as set forth in such draw schedule, for such other purposes or in such different percentages as Administrative Agent may, in its sole discretion, deem necessary or advisable. Borrower shall not be entitled to require that Administrative Agent reallocate funds among the stages or percentages among the various stages of construction as set forth in such draw schedule.
(i)    Cross-Collateralization. Borrower acknowledges and agrees that the liens, assignments, pledges and security interests of each Security Instrument shall secure the Obligations and any and all renewals, increases, modifications, rearrangements and extensions of the Note and each Security Instrument. Borrower acknowledges and agrees that any and all collateral under each Security Instrument and the other Loan Documents shall further secure the repayment of the Note and the payment and performance of the other Obligations, regardless of whether or not the Obligations arose out of or with respect to any one of such Security Instrument.
(j)    Net/Gross Facility. The Credit Facility is a net/gross borrowing base, and although the maximum amount of Credit Facility proceeds that may be advanced and outstanding at any one time is the Credit Facility Amount, the aggregate amount of Credit Facility proceeds allocated for Lots, Houses or A&D Projects in the Borrowing Base at any one time may equal, but not exceed the Gross Credit Facility Amount.
(k)    Restrictions on Advances to Subsidiaries. No Borrower which is a Subsidiary of Parent may receive direct Advances of Credit Facility proceeds unless and until the following conditions are satisfied:  (i) each Lender has received a complete IRS Form W-9 for such Subsidiary; (ii) each Lender has received the Constituent Documents of such Subsidiary; and (iii) each Lender has received written evidence confirming the physical address for such Subsidiary. Each Lender shall have 15 Business Days from the date that the applicable materials are posted to the Platform to reject the submitted materials, if such

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Lender determines that the materials are not suitable to verify such Subsidiary’s compliance with (a) the Trading with the Enemy Act, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B Chapter V, as amended), and all other enabling legislation or executive orders relating thereto, (b) the Patriot Act, or (c) other federal or state Laws relating to “know your customer” and anti-money laundering rules and regulations. Any Lender not responding within such time period shall be deemed to have approved the submitted materials. Nothing in this paragraph shall prohibit Parent from receiving direct Advances of Credit Facility proceeds, and distributing the proceeds of such Advances to its Subsidiaries in the ordinary course of business. For further clarity, LGI Homes Corporate, LLC and LGI Homes Group, LLC are approved as of the Closing Date.
Section 2.2    Letters of Credit.
(c)    The Letter of Credit Commitment.
(i)    Subject to the terms and conditions set forth herein, (A) L/C Issuer agrees, in reliance upon the agreements of Lenders set forth in this Section 2.2, (1) from time to time on any Business Day during the period from the Closing Date until the expiration of the New Collateral Acceptance Period, to issue Letters of Credit for the account of Borrower, and to amend or extend Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drawings under the Letters of Credit; and (B) Lenders severally agree to participate in Letters of Credit issued for the account of Borrower and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (x) the Credit Facility Exposure of all Lenders shall not exceed the lesser of the aggregate amount of the Commitments of the Lenders and the Borrowing Base, (y) the Credit Facility Exposure of any Lender shall not exceed such Lender’s Commitment, and (z) the Outstanding Amount of the L/C Obligations shall not exceed the amount of the Letter of Credit Subfacility. Each request by Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.
(ii)    L/C Issuer shall not issue any Letter of Credit, if:
(A)    the expiry date of the requested Letter of Credit would occur more than twelve (12) months after the date of issuance, unless Required Lenders have approved such expiry date; or

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(B)    the expiry date of the requested Letter of Credit would occur after the expiration of the Advance Period, unless all Lenders have approved such expiry date.
(iii)    L/C Issuer shall not be under any obligation to issue any Letter of Credit if:
(A)    any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain L/C Issuer from issuing the Letter of Credit, or any Law applicable to L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over L/C Issuer shall prohibit, or request that L/C Issuer refrain from, the issuance of letters of credit generally or the Letter of Credit in particular or shall impose upon L/C Issuer with respect to the Letter of Credit any restriction, reserve or capital requirement (for which L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which L/C Issuer in good faith deems material to it;
(B)    the issuance of the Letter of Credit would violate one or more policies of L/C Issuer applicable to letters of credit generally;
(C)    except as otherwise agreed by Administrative Agent and L/C Issuer, the Letter of Credit is in an initial stated amount less than $250,000;
(D)    the Letter of Credit is to be denominated in a currency other than Dollars;
(E)    any Lender is at that time a Defaulting Lender, unless L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to L/C Issuer (in its sole discretion) with Borrower or such Lender to eliminate L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 16.22(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion; or
(F)    the Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder.
(iv)    L/C Issuer shall not amend any Letter of Credit if L/C Issuer would not be permitted at such time to issue the Letter of Credit in its amended form under the terms hereof.

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(v)    L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) L/C Issuer would have no obligation at such time to issue the Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of the Letter of Credit does not accept the proposed amendment to the Letter of Credit.
(vi)    L/C Issuer shall act on behalf of Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and L/C Issuer shall have all of the benefits and immunities (A) provided to Administrative Agent in Article 15 with respect to any acts taken or omissions suffered by L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article 15 included L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to L/C Issuer.
(d)    Procedures for Issuance and Amendment of Letters of Credit.
(i)    Each Letter of Credit shall be issued or amended, as the case may be, upon the request of Borrower delivered to L/C Issuer (with a copy to Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of Borrower. Such Letter of Credit Application may be sent by facsimile, by United States mail, by overnight courier, by electronic transmission using the system provided by L/C Issuer, by personal delivery or by any other means acceptable to L/C Issuer. Such Letter of Credit Application must be received by L/C Issuer and Administrative Agent not later than 11:00 a.m. at least five (5) Business Days (or such later date and time as Administrative Agent and L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (G) the purpose and nature of the requested Letter of Credit; and (H) such other matters as L/C Issuer may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to L/C Issuer (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as L/C Issuer may require. Additionally, Borrower shall furnish to L/C Issuer and Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as L/C Issuer or Administrative Agent may require.

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(ii)    Promptly after receipt of any Letter of Credit Application, L/C Issuer will confirm with Administrative Agent (by telephone or in writing) that Administrative Agent has received a copy of such Letter of Credit Application from Borrower and, if not, L/C Issuer will provide Administrative Agent with a copy thereof. Unless L/C Issuer has received written notice from any Lender, Administrative Agent or any Obligated Party, at least one (1) Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Sections 2.16 and 2.17 shall not then be satisfied, then, subject to the terms and conditions hereof, L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of Borrower or enter into the applicable amendment, as the case may be, in each case in accordance with L/C Issuer’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Lender’s Applicable Percentage times the amount of such Letter of Credit.
(iii)    Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, L/C Issuer will also deliver to Borrower and Administrative Agent a true and complete copy of such Letter of Credit or amendment.
(e)    Drawings and Reimbursements; Funding of Participations.
(i)    Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, L/C Issuer shall notify Borrower and Administrative Agent thereof. Not later than 11:00 a.m. on the date of any payment by L/C Issuer under a Letter of Credit (each such date, an “Honor Date”), Borrower shall reimburse L/C Issuer through Administrative Agent in an amount equal to the amount of such drawing. If Borrower fails to so reimburse L/C Issuer by such time, Administrative Agent shall promptly notify each Lender of the Honor Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”), and the amount of such Lender’s Applicable Percentage thereof. In such event, Borrower shall be deemed to have requested an Advance to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, subject to the amount of the unutilized portion of the Commitments and the conditions set forth in Section 2.17 (other than the delivery of a Draw Request). Any notice given by L/C Issuer or Administrative Agent pursuant to this Section 2.2(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.
(ii)    Each Lender shall upon any notice pursuant to Section 2.2(c)(i) make funds available (and Administrative Agent may apply Cash Collateral provided for this purpose) for the account of L/C Issuer at Administrative Agent’s Principal Office in an amount equal to its Applicable Percentage of the Unreimbursed Amount not

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later than 1:00 p.m. on the Business Day specified in such notice by Administrative Agent, whereupon, subject to the provisions of Section 2.2(c)(iii), each Lender that so makes funds available shall be deemed to have made an Advance (or, if the conditions set forth in Section 2.17 are not satisfied, an L/C Borrowing as further described in clause (iii) below) to Borrower in such amount. Administrative Agent shall remit the funds so received to L/C Issuer.
(iii)    With respect to any Unreimbursed Amount that is not fully refinanced by an Advance because the conditions set forth in Section 2.17 cannot be satisfied or for any other reason, Borrower shall be deemed to have incurred from L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Interest Rate. In such event, each Lender’s payment to Administrative Agent for the account of L/C Issuer pursuant to Section 2.2(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.2.
(iv)    Until each Lender funds its Advance or L/C Advance pursuant to this Section 2.2(c) to reimburse L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Applicable Percentage of such amount shall be solely for the account of L/C Issuer.
(v)    Each Lender’s obligation to make Advances or L/C Advances to reimburse L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.2(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against L/C Issuer, Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender’s obligation to make Advances (but not its obligation to fund it pro rata share of L/C Advances) pursuant to this Section 2.2(c) is subject to the conditions set forth in Section 2.17 (other than delivery by Borrower of a Draw Request). No such making of an L/C Advance shall relieve or otherwise impair the obligation of Borrower to reimburse L/C Issuer for the amount of any payment made by L/C Issuer under any Letter of Credit, together with interest as provided herein.
(vi)    If any Lender fails to make available to Administrative Agent for the account of L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.2(c) by the time specified in Section 2.2(c)(ii), then, without limiting the other provisions of this Agreement, L/C Issuer shall be entitled to recover from such Lender (acting through Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to L/C Issuer

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at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by L/C Issuer in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by L/C Issuer in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Advance or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of L/C Issuer submitted to any Lender (through Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.
(f)    Repayment of Participations.
(iv)    At any time after L/C Issuer has made a payment under any Letter of Credit and has received from any Lender such Lender’s L/C Advance in respect of such payment in accordance with Section 2.2(c), if Administrative Agent receives for the account of L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from Borrower or otherwise, including proceeds of Cash Collateral applied thereto by Administrative Agent), Administrative Agent will distribute to such Lender its Applicable Percentage thereof in the same funds as those received by Administrative Agent.
(v)    If any payment received by Administrative Agent for the account of L/C Issuer pursuant to Section 2.2(c)(i) is required to be returned under any of the circumstances described in Section 16.24 (including pursuant to any settlement entered into by L/C Issuer in its discretion), each Lender shall pay to Administrative Agent for the account of L/C Issuer its Applicable Percentage thereof on demand of Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.
(g)    Obligations Absolute. The obligation of Borrower to reimburse L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:
(i)    any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document;
(ii)    the existence of any claim, counterclaim, setoff, defense or other right that Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such

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Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;
(iii)    any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;
(iv)    waiver by L/C Issuer of any requirement that exists for L/C Issuer’s protection and not the protection of Borrower or any waiver by L/C Issuer which does not in fact materially prejudice Borrower;
(v)    honor of a demand for payment presented electronically even if such Letter of Credit requires that demand be in the form of a draft;
(vi)    any payment made by L/C Issuer in respect of an otherwise complying item presented after the date specified as the expiration date of, or the date by which documents must be received under such Letter of Credit if presentation after such date is authorized by the UCC or the ISP, as applicable;
(vii)    any payment by L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or
(viii)    any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, Borrower or any Subsidiary.
Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with Borrower’s instructions or other irregularity, Borrower will immediately notify L/C Issuer. Borrower shall be conclusively deemed to have waived any such claim against L/C Issuer and its correspondents unless such notice is given as aforesaid.
(h)    Role of L/C Issuer. Each Lender and Borrower agree that, in paying any drawing under a Letter of Credit, L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of L/C Issuer, Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of L/C Issuer shall be liable to any Lender for (i) any action taken

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or omitted in connection herewith at the request or with the approval of Required Lenders; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of L/C Issuer, Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of L/C Issuer shall be liable or responsible for any of the matters described in clauses (i) through (viii) of Section 2.2(e); provided, however, that anything in such clauses to the contrary notwithstanding, Borrower may have a claim against L/C Issuer, and L/C Issuer may be liable to Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by Borrower which Borrower proves were caused by L/C Issuer’s willful misconduct or gross negligence or L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason. L/C Issuer may send a Letter of Credit or conduct any communication to or from the beneficiary via the Society for Worldwide Interbank Financial Telecommunication (“SWIFT”) message or overnight courier, or any other commercially reasonable means of communicating with a beneficiary.
(i)    Applicability of ISP; Limitation of Liability. Unless otherwise expressly agreed by L/C Issuer and Borrower when a Letter of Credit is issued, the rules of the ISP shall apply to each Letter of Credit. Notwithstanding the foregoing, L/C Issuer shall not be responsible to Borrower for, and L/C Issuer’s rights and remedies against Borrower shall not be impaired by, any action or inaction of L/C Issuer required or permitted under any law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the Law or any order of a jurisdiction where L/C Issuer or the beneficiary is located, the practice stated in the ISP, or in the decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade - International Financial Services Association (BAFT-IFSA), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit or other Issuer Document chooses such law or practice.
(j)    Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. Borrower shall pay directly to L/C Issuer for its own account a fronting fee with respect to each Letter of Credit, in the amount set forth in the Fee Letter. Such fronting fee shall be due and payable upon the issuance or renewal of such Letter of Credit. In addition,

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Borrower shall pay directly to L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of L/C Issuer relating to letters of credit as from time to time in effect. Such fronting fee, customary fees and standard costs and charges are due and payable on demand and are nonrefundable.
(k)    Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.
Section 2.3    Fees.
(a)    Fees. Borrower agrees to pay to Administrative Agent and Arranger, for the account of Administrative Agent, Arranger and each Lender, as applicable, fees, in the amounts and on the dates set forth in the Fee Letter.
(b)    Credit Facility Fee. Borrower agrees to pay to Administrative Agent for the account of each Lender in accordance, subject to Section 16.22, with its Applicable Percentage a non-refundable Credit Facility Fee, on the Closing Date and on each anniversary thereafter, until the Credit Facility is terminated in full and all amounts due thereunder are paid.
Section 2.4    Payments Generally; Administrative Agent’s Clawback.
(a)    General. All payments of principal, interest, and other amounts to be made by Borrower under this Agreement and the other Loan Documents shall be made to Administrative Agent for the account of Administrative Agent or L/C Issuer or the pro rata accounts of the applicable Lenders, as applicable, at the Principal Office in Dollars and immediately available funds, without setoff, deduction, or counterclaim, and free and clear of all taxes at the time and in the manner provided herein. Payments by check or draft shall not constitute payment in immediately available funds until the required amount is actually received by Administrative Agent in full. Payments in immediately available funds received by Administrative Agent in the place designated for payment on a Business Day prior to 11:00 a.m. at such place of payment shall be credited prior to the close of business on the Business Day received, while payments received by Administrative Agent on a day other than a Business Day or after 11:00 a.m. on a Business Day shall not be credited until the next succeeding Business Day. If any payment of principal or interest on the Notes shall become due and payable on a day other than a Business Day, then such payment shall be made on the next succeeding Business Day. Any such extension of time for payment shall be included in computing interest which has accrued and shall be payable in connection with such payment. Administrative Agent is hereby authorized upon notice to Borrower to charge the account of Borrower maintained with Administrative Agent for each payment of principal, interest and fees as it becomes due hereunder.
(b)    Funding by Lenders; Presumption by Administrative Agent. Unless Administrative Agent shall have received notice from a Lender, that such Lender will not make available to Administrative Agent such Lender’s share of an Advance, Administrative

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Agent may assume that such Lender has made such share available on such date in accordance with this Agreement and may, in reliance upon such assumption, make available to Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Advance available to Administrative Agent, then the applicable Lender and Borrower severally agree to pay to Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to Borrower to but excluding the date of payment to Administrative Agent, at (i) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation, and (ii) in the case of a payment to be made by Borrower, the interest rate applicable to the applicable Advance. If Borrower and such Lender shall pay such interest to Administrative Agent for the same or an overlapping period, Administrative Agent shall promptly remit to Borrower the amount of such interest paid by Borrower for such period. Any payment by Borrower shall be without prejudice to any claim Borrower may have against a Lender that shall have failed to make such payment to Administrative Agent.
(c)    Payments by Borrower; Presumption by Administrative Agent. Unless Administrative Agent shall have received notice from Borrower prior to the date on which any payment is due to Administrative Agent for the account of L/C Issuer or the applicable Lenders hereunder that Borrower will not make such payment, Administrative Agent may assume that Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to L/C Issuer or the applicable Lenders the amount due. In such event, if Borrower has not in fact made such payment, then L/C Issuer or each applicable Lender, as applicable, severally agrees to repay to Administrative Agent forthwith on demand the amount so distributed to L/C Issuer or such Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation.
Section 2.5    Evidence of Debt.
(a)    The Advances made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by Administrative Agent in the ordinary course of business; provided that such Lender or Administrative Agent may, in addition, request that such Advances be evidenced by the Notes. The Credit Extensions made by L/C Issuer shall be evidenced by one or more accounts or records maintained by L/C Issuer and by Administrative Agent in the ordinary course of business. The accounts or records maintained by Administrative Agent, L/C Issuer, and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made to Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by L/C Issuer or any Lender and the accounts and records of Administrative

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Agent in respect of such matters, the accounts and records of Administrative Agent shall control in the absence of manifest error.
(b)    In addition to the accounts and records referred to in subsection (a) above, each Lender and Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit. In the event of any conflict between the accounts and records maintained by Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of Administrative Agent shall control in the absence of manifest error.
Section 2.6    Cash Collateral.
(a)    Certain Credit Support Events. If (i) L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, (ii) as of the expiration of the Advance Period, any L/C Obligation for any reason remains outstanding, (iii) Borrower shall be required to provide Cash Collateral pursuant to Section 14.2, or (iv) there shall exist a Defaulting Lender, Borrower shall immediately (in the case of clause (iii) above) or within one (1) Business Day (in all other cases) following any request by Administrative Agent or L/C Issuer, provide Cash Collateral in an amount not less than the applicable Minimum Collateral Amount (determined in the case of Cash Collateral provided pursuant to clause (iv) above, after giving effect to Section 16.22(a)(iv) and any Cash Collateral provided by the Defaulting Lender).
(b)    Grant of Security Interest. Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to (and subjects to the control of) Administrative Agent, for the benefit of Administrative Agent, L/C Issuer and Lenders, and agrees to maintain, a first priority security interest in all such Cash Collateral, and all other property so provided as Collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.7(c). If at any time Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than Administrative Agent or L/C Issuer as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, Borrower will, promptly upon demand by Administrative Agent, pay or provide to Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency. All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in one or more blocked, non-interest bearing deposit accounts at Texas Capital Bank. Borrower shall pay on demand therefor from time to time all customary account opening, activity and other administrative fees and charges in connection with the maintenance and disbursement of Cash Collateral.
(c)    Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.6 or Sections 2.2, 14.2 or 16.22 in respect of Letters of Credit shall be held and applied to the satisfaction of the specific L/C Obligations, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other

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obligations for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein.
(d)    Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or to secure other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 16.8(b)(vii)) or (ii) the determination by Administrative Agent and L/C Issuer that there exists excess Cash Collateral; provided, however, the Person providing Cash Collateral and L/C Issuer may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations.
Section 2.7    Interest; Payment Terms.
(a)    Payment of Principal and Interest; Revolving Nature. The unpaid principal amount of each Portion of the Credit Facility shall, subject to the following sentence and Section 2.7(g), bear interest at the applicable Interest Rate. If at any time such rate of interest would exceed the Maximum Rate but for the provisions thereof limiting interest to the Maximum Rate, then any subsequent reduction shall not reduce the rate of interest on the Credit Facility below the Maximum Rate until the aggregate amount of interest accrued on the Credit Facility equals the aggregate amount of interest which would have accrued on the Credit Facility if the interest rate had not been limited by the Maximum Rate. All accrued but unpaid interest on the principal balance of the Credit Facility shall be payable on each Payment Date and on the Maturity Date, provided that interest accruing at the Default Interest Rate pursuant to Section 2.7(g) shall be payable on demand. The unpaid principal balance of the Credit Facility at any time shall be the total amount advanced hereunder by Lenders less the amount of principal payments made thereon by or for Borrower, which balance may be endorsed on the Notes from time to time by Lenders or otherwise noted in Lenders’ and/or Administrative Agent’s records, which notations shall be, absent manifest error, conclusive evidence of the amounts owing hereunder from time to time. In addition, the principal balance of the Credit Facility shall be due and payable in four equal quarterly installments (each in the amount of one-quarter of the Outstanding Amount of the Credit Facility on the final day of the Advance Period), on the three Term-Out Payment Dates and on the Maturity Date, when all outstanding principal and all accrued but unpaid interest thereon shall be finally due and payable.
(b)    Rate Determination. The Interest Rate shall be adjusted as of the first Business Day of each Interest Period, and LIBOR shall be used to determine the Interest Rate for that Interest Period. The Interest Rate for the first Interest Period (or fraction thereof) of this Credit Facility shall be determined on the Closing Date, and the Interest Rate shall remain fixed throughout the remainder of such Interest Period (or fraction thereof) until the first Business Day of the following Interest Period (subject to the provisions of Section 16.19 of this Agreement). The Interest Rate for subsequent Interest Periods shall be re-determined, and adjusted if necessary, on each subsequent LIBOR Determination Date,

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and the Interest Rate shall remain fixed throughout the applicable Interest Period until the first Business Day of the following Interest Period (subject to the provisions of Section 16.19 of this Agreement). The determination by Administrative Agent of the Interest Rate shall, in the absence of manifest error, be conclusive and binding in all respects.
(c)    Application. Except as expressly provided herein to the contrary, all payments on the Obligations under the Loan Documents shall be applied in the following order of priority: (i) the payment or reimbursement of any expenses, costs or obligations (other than the Outstanding Amount thereof and interest thereon) for which Borrower shall be obligated or Administrative Agent, L/C Issuer, or any Lender shall be entitled pursuant to the provisions of this Agreement, the Notes or the other Loan Documents; (ii) the payment of accrued but unpaid interest thereon; and (iii) the payment of all or any portion of the principal balance thereof then outstanding hereunder as directed by Borrower. If an Event of Default exists under this Agreement, the Notes or under any of the other Loan Documents, any such payment shall be applied as provided in Section 14.3 below.
(d)    Computation Period. Interest on the Outstanding Amount and all other amounts payable by Borrower hereunder on a per annum basis shall be computed on the basis of a 360-day year and the actual number of days elapsed (including the first day but excluding the last day) unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a 365-day year or 366-day year, as the case may be. In computing the number of days during which interest accrues, the day on which funds are initially advanced shall be included regardless of the time of day such advance is made, and the day on which funds are repaid shall be included unless repayment is credited prior to the close of business on the Business Day received. Each determination by Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.
(e)    Unconditional Payment. Borrower is and shall be obligated to pay all principal, interest and any and all other amounts which become payable under any of the Loan Documents absolutely and unconditionally and without any abatement, postponement, diminution or deduction whatsoever and without any reduction for counterclaim or setoff whatsoever. If at any time any payment received by Administrative Agent hereunder shall be deemed by a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under any Debtor Relief Law, then the obligation to make such payment shall survive any cancellation or satisfaction of the Obligations under the Loan Documents and shall not be discharged or satisfied with any prior payment thereof or cancellation of such Obligations, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof, and such payment shall be immediately due and payable upon demand.
(f)    Partial or Incomplete Payments. Remittances in payment of any part of the Obligations under the Loan Documents other than in the required amount in immediately available funds at the place where such Obligations are payable shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually

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received by Administrative Agent in full in accordance herewith and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Administrative Agent of any payment in an amount less than the full amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default.
(g)    Default Interest Rate. For so long as any Event of Default exists, regardless of whether or not there has been an acceleration of the Notes, and at all times after the maturity of the Notes (whether by acceleration or otherwise), and in addition to all other rights and remedies of Administrative Agent or Lenders hereunder, (i) interest shall accrue on the Outstanding Amount at the Default Interest Rate and (ii) interest shall accrue on any past due amount (other than the outstanding principal balance) at the Default Interest Rate, and such accrued interest shall be due and payable upon demand. Borrower acknowledges that it would be extremely difficult or impracticable to determine Administrative Agent’s or Lenders’ actual damages resulting from any late payment or Event of Default, and such accrued interest are reasonable estimates of those damages and do not constitute a penalty. Administrative Agent, with the consent of the Required Lenders, may waive or suspend the application of the Default Interest Rate on a case-by-case basis.
Section 2.8    Prepayments. If at any time the Credit Facility Exposure of the Lenders exceeds the lesser of (i) the Borrowing Base then in effect, or (ii) the Credit Facility Amount, then Borrower shall immediately prepay the entire amount of such excess to Administrative Agent, for the ratable account of Lenders, and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess; provided, however, that Borrower shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.8 unless after the prepayment in full of the Credit Facility the Credit Facility Exposure of the Lenders exceeds the lesser of (i) the Borrowing Base then in effect, or (ii) the Credit Facility Amount. Each prepayment required by this Section 2.8 shall be applied, first, to any Base Rate Portions then outstanding, and, second, to any LIBOR Portions then outstanding, and if more than one LIBOR Portion is then outstanding, to such LIBOR Portions in such order as Borrower may direct, or if Borrower fails to so direct, as Administrative Agent shall elect.
Section 2.9    Uncommitted Increase in Commitments.
(a)    Request for Increase. Provided there exists no Default, upon notice to Administrative Agent (which shall promptly notify the Lenders), Borrower may from time to time, request an increase in the Credit Facility Amount and the aggregate Commitments by an amount (for all such requests) not exceeding $65,000,000; provided that (i) any such request for an increase shall be in a minimum amount of $10,000,000, and (ii) Borrower may make a maximum of three such requests. At the time of sending such notice, Borrower (in consultation with Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Lenders).

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(b)    Lender Elections to Increase. Each Lender shall notify Administrative Agent within such time period whether or not it agrees to increase its Commitment and, if so, whether by an amount equal to, greater than, or less than its Applicable Percentage of such requested increase. Any Lender not responding within such time period shall be deemed to have declined to increase its Commitment.
(c)    Notification by Administrative Agent; Additional Lenders. Administrative Agent shall notify Borrower and each Lender of the Lenders’ responses to each request made hereunder. To achieve the full amount of a requested increase and subject to the approval of Administrative Agent and L/C Issuer (which approvals shall not be unreasonably withheld), Borrower may also invite additional Eligible Assignees to become Lenders pursuant to a joinder agreement in form and substance satisfactory to Administrative Agent and its counsel.
(d)    Effective Date and Allocations. If the Commitments are increased in accordance with this Section, Administrative Agent and Borrower shall determine the effective date (the “Increase Effective Date”) and the final allocation of such increase. Administrative Agent shall promptly notify Borrower and the Lenders of the final allocation of such increase and the Increase Effective Date.
(e)    Conditions to Effectiveness of Increase. As a condition precedent to such increase, (i) Borrower shall sign such additional Notes as may be necessary to evidence such increase, and (ii) Borrower shall deliver to Administrative Agent a certificate of each Obligated Party dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Obligated Party (x) certifying and attaching the resolutions adopted by such Obligated Party approving or consenting to such increase, and (y) in the case of Borrower, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article 11 and the other Loan Documents are true and correct on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 2.9, the representations and warranties contained in subsections (a) and (b) of Section 12.1 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 12.1, and (B) no Default exists. Borrower shall prepay any portion of the Credit Facility outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to Section 3.5) to the extent necessary to keep the outstanding balance of the Credit Facility ratable with any revised Applicable Percentages arising from any nonratable increase in the Commitments under this Section.
(f)    Conflicting Provisions. This Section shall supersede any provisions in Section 16.23 or 16.10 to the contrary.
Section 2.10    Partial Releases. At any time prior to the Maturity Date, Administrative Agent shall, at Borrower’s request, pursuant to an arms‑length sale with an independent third party purchaser, issue partial releases from the lien of the Security Instrument of one or more Houses,

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Lots or parcels of Land which are Collateral; provided, however, that prior to or simultaneously with each such partial release all of the following conditions shall be satisfied:
(a)    No Default or Event of Default shall exist, unless Administrative Agent, in its sole discretion, waives this condition in writing;
(b)    Administrative Agent shall have received any and all sums then due and owing under the Loan Documents and Borrower has paid to the Title Company or other applicable escrow agent all escrow, closing and recording costs, the costs of preparing and delivering such partial release and the cost of any title insurance endorsements required by Administrative Agent;
(c)    Administrative Agent shall have received the Partial Release Price, to be applied as a reduction of the outstanding Obligations of this Credit Facility;
(d)    Administrative Agent shall have received a written release satisfactory to Administrative Agent of any set aside letter, Letter of Credit or other form of undertaking which Administrative Agent or L/C Issuer has issued to any surety, Governmental Authority or any other party in connection with the Lots, Land or Houses, as applicable, which are the subject matter of such partial release; and
(e)    With respect to Land, no portion of any parcel of Land shall be released from the Security Instrument if such partial release would unreasonably interfere with ingress and egress to and from the portions of the parcel of Land not yet released, or otherwise unreasonably burden, restrict, or harm the value of the unreleased portions.
Neither the acceptance of any payment nor the issuance of any partial release by Administrative Agent shall affect Borrower’s obligation to repay all amounts owing under the Loan Documents or under the lien of the Security Instrument on the remainder of the Collateral which is not released therefrom. Partial releases of Lots or Land that are part of an A&D Project shall be governed by Article 9 of this Agreement, not this Section.
Section 2.11    Default Partial Release Price. If at any time during the existence of a Default, or after the expiration of the Advance Period, Borrower requests a partial release of the lien of the Security Instrument pursuant to an arms‑length sale with an independent third party purchaser, then notwithstanding anything to the contrary in any of the Loan Documents, the Partial Release Price shall be the greater of (i) the net proceeds from such sale (being the gross sales price less reasonable, ordinary and necessary expenses therefor), or (ii) the amounts required pursuant to Section 2.10 hereof; provided, however, that the gross sales price for such transaction is equal to or greater than the greater of (a) one hundred percent (100%) of the Appraised Value for such Lot and/or House, or (b) the Maximum Credit Amount for such Lot and/or House, as of the date of the latest Administrative Agent approved Borrowing Base Report covering same. If Borrower does not qualify for a partial release pursuant to the foregoing, then Borrower shall be entitled to a partial release, if at all, only upon such terms and conditions as Administrative Agent may determine, in its sole and absolute discretion. Partial releases of Lots or Land that are part of an A&D Project shall be governed by Article 9 of this Agreement, not this Section.

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Section 2.12    Appraisals; Appraised Value. Administrative Agent shall have obtained an Appraisal for each Lot and/or House which is, or is to become, Collateral. With respect to each House, the Appraisal shall be in the form of a master appraisal for each specific model type and style of House for each specific Approved Subdivision. Administrative Agent shall also have the right, on an annual basis (based on the date such Collateral first constituted part of the Borrowing Base), at Borrower’s cost, to obtain a new or updated Appraisal for each Lot and/or House constituting Collateral. The value for each particular item of Collateral as reflected in the original or updated Appraisal therefor, shall be deemed to be the Appraised Value for such item of Collateral for all purposes under this Agreement, until such time as a new or updated Appraisal indicates a different Appraised Value for such item of Collateral. If, on the basis of one or more new or updated Appraisals and revised Appraised Values, the Maximum Credit Amount of all Collateral constituting the Borrowing Base does not equal or exceed the outstanding balance of the Credit Facility, then Borrower shall immediately make such payments on account of the Credit Facility so that the Maximum Credit Amount of all Mortgaged Property included as Collateral under the Borrowing Base equals or exceeds the outstanding balance of the Credit Facility.
Section 2.13    Inspections. Administrative Agent, Administrative Agent’s employees and agents, and the Inspector shall have the right to make inspections of all or any portion of the Collateral at any time during the term of this Credit Facility, at Borrower’s sole cost and expense. Administrative Agent (or the Inspector) will only inspect up to thirty percent (30%) of the Collateral each month, unless Administrative Agent reasonably determines that additional inspections are required to verify the accuracy of the Borrowing Base. Any inspection or review of the Collateral by Administrative Agent or Inspector is solely to determine whether Borrower is properly discharging its obligations to Administrative Agent and may not be relied upon by Borrower or by any third party. Administrative Agent owes no duty of care to Borrower or any third party to protect against, or to inform Borrower or any third party of, any negligent, faulty, inadequate or defective design or construction of the Houses or A&D Improvements as determined by Administrative Agent.
Section 2.14    Cost Reviews. Borrower hereby acknowledges and agrees that Administrative Agent shall have the right to make periodic cost reviews on each House type or style in each Approved Subdivision, and an initial cost review of each new House type or style or in each new Approved Subdivision prior to the time that such House is to become Collateral. Such review will be at the Lenders’ expense; however, Borrower agrees to supply Administrative Agent with appropriate copies of the Plans and Specifications for each House type and style, and such other information as Administrative Agent may reasonably request in connection with such cost review.
Section 2.15    Approved Subdivisions. Houses and Lots may be considered for inclusion as Collateral in the Borrowing Base only if they are located in an Approved Subdivision. In connection with any request by Borrower for approval of any new subdivision by Administrative Agent, Borrower shall deliver to Administrative Agent such documentation and due diligence items as Administrative Agent may reasonably request.
Section 2.16    Conditions Precedent to Initial Extension of Credit. The obligation of Lenders to make the initial Credit Extension hereunder is subject to the condition precedent that Administrative Agent shall have received all of the following, each dated as the Closing Date (unless

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a different date is otherwise indicated or otherwise specified by Administrative Agent), in form and substance satisfactory to Administrative Agent:
(a)    Credit Agreement. Executed counterparts of this Agreement, sufficient in number for distribution to Administrative Agent, each Lender and Borrower.
(b)    Resolutions. Resolutions of the Board of Directors (or other governing body) of Borrower and each other Obligated Party certified by the Secretary or an Assistant Secretary (or a Responsible Officer or other custodian of records) of such Person which authorize the execution, delivery, and performance by such Person of this Agreement and the other Loan Documents to which such Person is or is to be a party.
(c)    Incumbency Certificate. A certificate of incumbency certified by a Responsible Officer of each Obligated Party certifying the names of the individuals or other Persons authorized to sign this Agreement and each of the other Loan Documents to which Borrower and each other Obligated Party is or is to be a party (including the certificates contemplated herein) on behalf of such Person together with specimen signatures of such individual Persons.
(d)    Constituent Documents. The Constituent Documents and all amendments thereto for Borrower and each other Obligated Party that is not a natural person, with the formation documents included in the Constituent Documents being certified as of a date acceptable to Administrative Agent by the appropriate government officials of the state of incorporation or organization of Borrower and each other Obligated Party, and all such Constituent Documents being accompanied by certificates that such copies are complete and correct, given by an authorized representative acceptable to Administrative Agent.
(e)    Governmental Certificates. Certificates of the appropriate government officials of the state of incorporation or organization of Borrower and each other Obligated Party as to the existence and good standing of Borrower and each other Obligated Party, each dated within ninety (90) days prior to the date of the initial Credit Extension.
(f)    Notes. The Notes executed by Borrower in favor of each Lender requesting Notes.
(g)    Security Instruments. The Security Instruments executed by Borrower, for Collateral which is in the Borrowing Base as of the date of this Agreement.
(h)    Opinions of Counsel. A favorable opinion of Baker Botts LLP, legal counsel to Borrower, as to such matters as Administrative Agent may reasonably request, and a favorable opinions of Castle & Castle, Gammage & Burnham, and Womble Carlyle Sandridge & Rice, LLP, local counsel to Borrower, as to such matters as Administrative Agent may reasonably request.

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(i)    Attorneys’ Fees and Expenses. Evidence that the costs and expenses (including reasonable attorneys’ fees) referred to in Section 16.1, to the extent invoiced, shall have been paid in full by Borrower.
(j)    Closing Fees. Evidence that any other fees due on or before the Closing Date have been paid.
(k)    Financial Statements. Copies of the three most recent annual audit reports of Parent and its Subsidiaries, to the extent such reports exist.
(l)    Operating Budget. A copy of the most recent forecast prepared by management of Parent, of consolidated balance sheets of income or operations and cash flows of Parent and its Subsidiaries for the current fiscal year.
For purposes of determining compliance with the conditions set forth in this Section 2.16, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or be satisfied with, each document or other matter required thereunder to be consented to or approved by or be acceptable or satisfactory to a Lender unless Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.
Section 2.17    Conditions Precedent to All Extensions of Credit. The obligation of Lenders to make any Credit Extension hereunder (including the initial Credit Extension and any Credit Extension for the A&D Subfacility) is subject to the following additional conditions precedent:
(a)    Request for Credit Extension. Administrative Agent shall have received in accordance with this Agreement, as the case may be, a Draw Request, an A&D Draw Request or Letter of Credit Application, as applicable, pursuant to Administrative Agent’s requirements and executed by a Responsible Officer of Borrower, accompanied by a current Borrowing Base Report.
(b)    No Default. No Default shall have occurred and be continuing, or would result from or after giving effect to such Credit Extension.
(c)    No Material Adverse Event. No Material Adverse Event shall have occurred and no circumstance shall exist that could be a Material Adverse Event.
(d)    Representations and Warranties. All of the representations and warranties contained in Article 11 and in the other Loan Documents shall be true and correct on and as of the date of such Advance with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Section 2.17, the representations and warranties contained in Section 11.2 shall be deemed to refer to the most recent statements furnished pursuant to Section 12.1(a) and (b), respectively.

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(e)    Additional Documentation. Administrative Agent shall have received such additional approvals, opinions, or documents as Administrative Agent or its legal counsel may reasonably request.
(f)    Availability under Credit Facility. With respect to any request for a Credit Extension under the Commitments, after giving effect to the Credit Extension so requested, the total Credit Facility Exposure of the Lenders shall not exceed the lesser of (i) the Borrowing Base in effect as of the date of such Credit Extension and (ii) the aggregate Commitments of the Lenders in effect as of the date of such Credit Extension.
(g)    Title Report. If required by Administrative Agent, Administrative Agent shall have received from the Title Company a title report, at Borrower’s cost, dated within two (2) days of the requested Advance, showing no state of facts objectionable to Lender, including, but not limited to, a showing that title to such Houses, Lots or A&D Projects is vested in Borrower and that no claim for mechanics’ or materialmen’s liens has been filed against such Houses, Lots or A&D Projects.
(h)    Lien Waivers. During the existence of a Default or an Event of Default, or otherwise upon the request of Administrative Agent, Borrower shall have received and furnished to Administrative Agent, from each contractor, subcontractor and materialman, including Contractor, an invoice, lien waiver and such other instruments and documents as Administrative Agent may from time to time specify, in form and content, and containing such certifications, approvals and other data and information, as Administrative Agent may require. The invoice, lien waiver and other documents shall cover and be based upon work actually completed or materials actually furnished. The lien waiver of each contractor, subcontractor and materialman shall, if required by Administrative Agent, be received by Administrative Agent prior to the making of any Advance hereunder, for all work done prior to the date of the Borrowing Base Report which is the basis for such Advance.
(i)    Casualty and Condemnation. The Houses or A&D Improvements shall not have been materially injured, damaged or destroyed by fire or other casualty, nor shall any part of the Mortgaged Property be subject to condemnation proceedings or negotiations for sale in lieu thereof.
(j)    Inspector. Borrower shall have complied with all requirements of the Inspector and all Governmental Authorities.
(k)    Inspection Fee. Administrative Agent shall have received payment of the Inspection Fee and any and all other fees required pursuant to Section 2.3 hereof or otherwise under the Loan Documents.
(l)    Other Related Documents. Upon Administrative Agent’s request, Administrative Agent shall have received and approved, in form and substance satisfactory to Lender, the following documents:

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(i)    A full‑size, single sheet copy of the recorded subdivision or plat map of each Approved Subdivision, as approved (to the extent required by Governmental Requirements) by all Governmental Authorities;
(ii)    A complete set of Plans and Specifications for each style and type Home to be constructed;
(iii)    Copies of the floor plans for each style and type of House to be constructed;
(iv)    A detailed construction cost breakdown for each separate floor plan, style or type of House to be constructed;
(v)    An environmental site assessment covering each Approved Subdivision, issued by an engineering firm acceptable to Administrative Agent, which report shall be in form and substance acceptable to Administrative Agent;
(vi)    A soils and geological report covering each Approved Subdivision, issued by a laboratory approved by Administrative Agent, which report shall be satisfactory in form and substance to Administrative Agent, and shall include a summary of soils test borings;
(vii)    Copies of any initial study, negative declaration, mitigated negative declaration, environmental impact report, notice of determination or notice of exemption prepared, adopted, certified or filed by or with any Governmental Authority in connection with the Mortgaged Property, if any;
(viii)    Lot purchase contracts between Borrower, as the buyer, and a third party, as the seller, relating to the right of Borrower to purchase Lots
(ix)    One or more of the following, as requested by Administrative Agent: (i) an Appraisal of each Lot and the House to be constructed thereon prepared by Administrative Agent or Administrative Agent’s appraiser (if applicable); or (ii) an Appraisal acceptable to Administrative Agent which complies with applicable federal regulatory laws relating to Administrative Agent and with Administrative Agent’s internal policies;
(x)    A true, correct and complete copy of all homeowner association documentation establishing the terms, conditions and restrictions governing the Approved Subdivision;
(xi)    Any and all documentation Administrative Agent reasonably requires with respect to accepting Collateral in a new state; and
(xii)    Evidence that the Lots and Houses are not situated in a 100 year flood plain.

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Each Credit Extension hereunder shall be deemed to be a representation and warranty by Borrower that the conditions specified in this Section 2.17 have been satisfied on and as of the date of the applicable Credit Extension.

ARTICLE 3

TAXES, YIELD PROTECTION AND INDEMNITY
Section 3.1    Increased Costs.
(l)    Increased Costs Generally. If any Change in Law shall:
(i)    impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in Adjusted LIBOR);
(ii)    subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or
(iii)    impose on any Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Advances made by such Lender;
and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, converting to, continuing or maintaining any loan or of maintaining its obligation to make any such loan, or to increase the cost to such Lender or such other Recipient of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit) or to reduce the amount of any sum received or receivable by such Lender or other Recipient hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or other Recipient, Borrower will pay to such Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered.
(m)    Capital or Liquidity Requirements. If any Lender determines that any Change in Law affecting such Lender or any lending office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Advances made by, or participations in Letters of Credit held by such Lender

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or the Letters of Credit issued by L/C Issuer, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy and liquidity), then from time to time Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.
(n)    Certificates for Reimbursement. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in Sections 3.1(a) or (b) and delivered to Borrower, shall be conclusive absent manifest error. Borrower shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof.
(o)    Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to this Section 3.1 shall not constitute a waiver of such Lender’s right to demand such compensation; provided that Borrower shall not be required to compensate a Lender pursuant to this Section 3.1 for any increased costs incurred or reductions suffered more than nine (9) months prior to the date that such Lender notifies Borrower of the Change in Law giving rise to such increased costs or reductions, and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine (9) -month period referred to above shall be extended to include the period of retroactive effect thereof).
Section 3.2    Illegality. If any Lender determines that any law or regulation has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its Lending Office to make, maintain or fund loans whose interest is determined by reference to LIBOR, or to determine or charge interest rates based upon LIBOR, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, then, on notice thereof by such Lender to Borrower through Administrative Agent, (i) any obligation of such Lender to make or continue LIBOR Portions or to convert Base Rate Portions to LIBOR Portions shall be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Portions the interest rate on which is determined by reference to the LIBOR component of the Base Rate, the interest rate on which Base Rate Portions of such Lender shall, if necessary to avoid such illegality, be determined by Administrative Agent without reference to the LIBOR component of the Base Rate, in each case until such Lender notifies Administrative Agent and Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) Borrower shall, upon demand from such Lender (with a copy to Administrative Agent), prepay or, if applicable, convert all LIBOR Portions of such Lender to Base Rate Portions (the interest rate on which Base Rate loans of such Lender shall, if necessary to avoid such illegality, be determined by Administrative Agent without reference to the LIBOR component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such LIBOR Portions to such day, or immediately, if such Lender may not lawfully continue to maintain such LIBOR Portions and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon LIBOR, Administrative Agent shall during the period of such suspension compute the

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Base Rate applicable to such Lender without reference to the LIBOR component thereof until Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the LIBOR. Upon any such prepayment or conversion, Borrower shall also pay accrued interest on the amount so prepaid or converted.
Section 3.3    Inability to Determine Rates. If (a) Administrative Agent or the Required Lenders determine that for any reason in connection with any request for a LIBOR Portion or a conversion to or continuation thereof that (i) Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such LIBOR Portion, (ii) adequate and reasonable means do not exist for determining LIBOR for any requested Interest Period with respect to a proposed LIBOR Portion or in connection with an existing or proposed Base Rate Portion, or (iii) LIBOR for any requested Interest Period with respect to a proposed LIBOR Portion does not adequately and fairly reflect the cost to such Lenders of funding such LIBOR Portion, or (b) by reason of any Change in Law any Lender would become subject to restrictions on the amount of a category of liabilities or assets which it may hold and notifies Administrative Agent of same, Administrative Agent will promptly so notify Borrower and each Lender. Thereafter, (x) the obligation of Lenders to make or maintain LIBOR Portions shall be suspended, and (y) in the event of a determination described in the preceding sentence with respect to the LIBOR component of the Base Rate, the utilization of the LIBOR component in determining the Base Rate shall be suspended, in each case until Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, Borrower may revoke any pending request for an Advance of, conversion to or continuation of LIBOR Portions or, failing that, will be deemed to have converted such request into a request for an Advance of Base Rate Portions in the amount specified therein.
Section 3.4    Taxes.
(c)    Defined Terms. For purposes of this Section, the term “applicable law” includes FATCA.
(d)    Payment Free of Taxes. Any and all payments by or on account of any obligation of Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 3.4) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.
(e)    Payment of Other Taxes by Borrower. Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of Administrative Agent timely reimburse it for the payment of, any Other Taxes.

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(f)    Indemnification by Borrower. Borrower shall indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.4) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Borrower by a Lender (with a copy to Administrative Agent), or by Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.
(g)    Indemnification by Lenders. Each Lender shall severally indemnify Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that Borrower has not already indemnified Administrative Agent for such Indemnified Taxes and without limiting the obligation of Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 16.8 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by Administrative Agent to such Lender from any other source against any amount due to Administrative Agent under this Section 3.4(e).
(h)    Evidence of Payments. As soon as practicable after any payment of Taxes by Borrower to a Governmental Authority pursuant to this Section 3.4, Borrower shall deliver to Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Administrative Agent.
(i)    Status of Lenders.
(iv)    Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to Borrower and Administrative Agent, at the time or times reasonably requested by Borrower or Administrative Agent, such properly completed and executed documentation reasonably requested by Borrower or Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by Borrower or Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by Borrower or Administrative Agent as will

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enable Borrower or Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two (2) sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.4(g)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in such Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(v)    Without limiting the generality of the foregoing, in the event that Borrower is a U.S. Person,
(A)    any Lender that is a U.S. Person shall deliver to Borrower and Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;
(B)    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), whichever of the following is applicable:
(1)    in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W‑8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(2)    executed originals of IRS Form W-8ECI;
(3)    in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)

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(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN; or
(4)    to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H‑3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-4 on behalf of each such direct and indirect partner;
(C)    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit Borrower or Administrative Agent to determine the withholding or deduction required to be made; and
(D)    if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Borrower and Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by Borrower or Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower or Administrative Agent as may be necessary for Borrower and Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

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Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower and Administrative Agent in writing of its legal inability to do so.
(j)    Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.4 (including by the payment of additional amounts pursuant to this Section 3.4), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 3.4 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 3.4(h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 3.4(h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 3.4(h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 3.4(h) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
(k)    Survival. Each party’s obligations under this Section 3.4 shall survive the resignation or replacement of Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.
Section 3.5    Compensation for Losses. Upon demand of any Lender (with a copy to Administrative Agent) from time to time, Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:
(e)    any payment of any LIBOR Portion on a day other than the applicable Payment Date, or any conversion of any LIBOR Portion (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); or
(f)    any failure by Borrower (for a reason other than the failure of such Lender to lend a LIBOR Portion) to prepay, borrow, continue or convert any LIBOR Portion on the date or in the amount notified by Borrower; or
(g)    any assignment of a LIBOR Portion as a result of a request by Borrower pursuant to Section 3.6(b);

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including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such loan or from fees payable to terminate the deposits from which such funds were obtained. Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.
For purposes of calculating amounts payable by Borrower to the Lenders under this Section 3.5, each Lender shall be deemed to have funded each LIBOR Portion made by it at Adjusted LIBOR for such Advance by a matching deposit or other borrowing in the London interbank eurodollar market for a comparable amount and for a comparable period, whether or not such LIBOR Portion was in fact so funded.
Section 3.6    Mitigation of Obligations; Replacement of Lenders.
(h)    Designation of a Different Lending Office. If any Lender requests compensation under Section 3.1, or requires Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.4, then such Lender shall (at the request of Borrower) use reasonable efforts to designate a different lending office for funding or booking its loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.1 or Section 3.4, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.
(i)    Replacement of Lenders. If any Lender requests compensation under Section 3.1, or if Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.4 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 3.6(a), or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then Borrower may, at its sole expense and effort, upon notice to such Lender and Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 16.8), all of its interests, rights (other than its existing rights to payments pursuant to Section 3.1 or Section 3.4) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that:
(i)    Borrower shall have paid to Administrative Agent the assignment fee (if any) specified in Section 16.8;
(ii)    such Lender shall have received payment of an amount equal to the Outstanding Amount of its Advances, and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.5) from the assignee (to the

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extent of such outstanding principal and accrued interest and fees) or Borrower (in the case of all other amounts);
(iii)    in the case of any such assignment resulting from a claim for compensation under Section 3.1 or payments required to be made pursuant to Section 3.4, such assignment will result in a reduction in such compensation or payments thereafter;
(iv)    such assignment does not conflict with applicable law; and
(v)    in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent.
A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling Borrower to require such assignment and delegation cease to apply.
Section 3.7    Survival. All of Borrower’s obligations under this Article 3 shall survive termination of the Commitments, repayment of all other Obligations hereunder, and resignation of Administrative Agent.
ARTICLE 4

BORROWING BASE AND SUBFACILITIES
Section 4.1    Borrowing Base.
(a)    Advance Limitation. In addition to any and all limitations and conditions contained herein, Borrower shall not be entitled to an Advance under the Credit Facility which would cause the aggregate outstanding balance of all Advances, together with accrued but unpaid interest thereon, together with all Credit Facility proceeds allocated to be Advanced to complete Houses and A&D Projects that are already included in the Borrowing Base, to exceed the lesser of (i) the Borrowing Base, or (ii) the Credit Facility Amount.
(b)    Purpose. The purpose for which Advances will be made under the Credit Facility shall be for (i) the financing of the acquisition of Lots and the construction of Houses on such Lots, and (ii) the financing of the acquisition of Land and the construction of A&D Improvements on such Land.
(c)    Qualified Collateral. Houses (including Pre‑Sold Houses, Spec Houses and Model Houses), Lots, Land and A&D Improvements for which all of the following conditions have been satisfied shall qualify as Collateral, subject to Administrative Agent’s absolute approval rights set forth in Section 4.1(g) of this Agreement: (i) Borrower has executed and delivered to Administrative Agent all of the Loan Documents and such other documents as Administrative Agent may reasonably require with respect to such Collateral, all of which shall be in form and substance acceptable to Administrative Agent, (ii) if

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requested by Administrative Agent, Borrower has delivered to Administrative Agent all of the applicable documents listed in Articles 2.16 and 2.17 hereto, and such other items as Administrative Agent may reasonably require with respect to such Collateral, all of which shall be in form and substance acceptable to Administrative Agent, (iii) Administrative Agent has accepted the state of title to such Collateral and has approved the recorded Security Instrument covering such Collateral, and (iv) Borrower has included such Collateral in the most recently submitted Borrowing Base Report which has been approved by Administrative Agent.
(d)    Credit Facility Term. Subject to the terms, provisions and conditions of this Agreement, Administrative Agent’s obligations to accept new Collateral in the Borrowing Base under the Credit Facility shall automatically terminate as of the last day of the New Collateral Acceptance Period; provided, however, the expiration of the New Collateral Acceptance Period shall not cause an acceleration or default under this Credit Facility; provided further, however, that all outstanding Obligations with respect to the Credit Facility shall, in any event, be due and payable on the Maturity Date. After the expiration of the New Collateral Acceptance Period and prior to the expiration of the Advance Period, Administrative Agent will continue to make Advances under the Credit Facility in connection with Collateral which was previously included in the Borrowing Base, and Borrower may cause such Collateral to move into higher funding categories (such as, Entitled Land may become an A&D Project, and a Lot may become a House). Following the expiration of the New Collateral Acceptance Period, Administrative Agent shall have no obligation, and Borrower shall have no right to request, any new Lots, Houses, Land or A&D Improvements to be added as Collateral to the Borrowing Base. Following the expiration of the Advance Period, Borrower shall have no right to request any further Advances, regardless of the stage of construction of any Collateral on such date. Administrative Agent and the Lenders shall have no obligation to extend the New Collateral Acceptance Period, the Advance Period or the Maturity Date, and they may refuse to do so at their sole discretion.
(e)    Maximum Credit Amount. The Maximum Credit Amount of the Collateral, for the purpose of determining the amount of the Borrowing Base under this Credit Facility, shall be, subject to the other limitations and adjustments herein provided, as follows:
(1)    Pre-Sold Houses. The amount which is the lesser of (i) eighty percent (80%) of the Appraised Value thereof, or (ii) one hundred percent (100%) of Total Cost of such Pre-Sold House. Nine (9) months after any Pre-Sold House has been included as Collateral, the Maximum Credit Amount for such Pre-Sold House shall decrease to the lesser of (i) seventy-five percent (75%) of the Appraised Value thereof, or (ii) ninety-five percent (95%) of Total Cost of such Pre-Sold House. Twelve (12) months after any Pre-Sold House has been included as Collateral, the Maximum Credit Amount for such Pre-Sold House shall decrease to zero percent (0%) of the Appraised Value for such Pre-Sold House.
(2)    Model Houses. The amount which is the lesser of (i) seventy-five percent (75%) of the Appraised Value thereof, or (ii) one hundred percent (100%)

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of Total Cost of such Model House. Twenty-four (24) months after any Model House has been included as Collateral, the Maximum Credit Amount for such Model House shall decrease to the lesser of (i) seventy percent (70%) of the Appraised Value thereof, or (ii) ninety-five percent (95%) of Total Cost of such Pre-Sold House. The Maximum Credit Amount for such Model House shall continue to decrease in five percent (5%) increments, thirty (30) months after it has been included as Collateral, and every six (6) months thereafter.
(3)    Spec Houses. The amount which is the lesser of (i) eighty percent (80%) of the Appraised Value thereof, or (ii) one hundred percent (100%) of Total Cost of such Spec House. Twelve (12) months after any Spec House has been included as Collateral, the Maximum Credit Amount for such Spec House shall decrease to the lesser of (i) seventy-five percent (75%) of the Appraised Value thereof, or (ii) ninety-five percent (95%) of Total Cost of such Spec House. Eighteen (18) months after any Spec House has been included as Collateral, the Maximum Credit Amount for such Spec House shall decrease to zero percent (0%) of the Appraised Value for such Spec House.
(4)    Lots. The amount which is the lesser of (i) seventy-five percent (75%) of the Appraised Value thereof, or (ii) seventy-five percent (75%) of Total Cost of such Lot. Eighteen (18) months after any Lot has been included as Collateral, the Maximum Credit Amount for such Lot shall decrease to the lesser of (i) seventy percent (70%) of the Appraised Value thereof, or (ii) seventy percent (70%) of Total Cost of such Lot. Twenty-four (24) months after any Lot has been included as Collateral, the Maximum Credit Amount for such Lot shall decrease to the lesser of (i) sixty-five percent (65%) of the Appraised Value thereof, or (ii) sixty-five percent (65%) of Total Cost of such Lot. Thirty (30) months after any Lot has been included as Collateral, the Maximum Credit Amount for such Lot shall decrease to the lesser of (i) sixty percent (60%) of the Appraised Value thereof, or (ii) sixty percent (60%) of Total Cost of such Lot. Thirty-six (36) months after any Lot has been included as Collateral, the Maximum Credit Amount for such Lot shall decrease to zero percent (0%) of the Appraised Value for such Lot.
(5)    Entitled Land. The amount which is the lesser of (i) fifty percent (50%) of the Appraised Value thereof, or (ii) fifty percent (50%) of Total Cost of such Entitled Land. Twenty-four (24) months after any Entitled Land has been included as Collateral, the Maximum Credit Amount for such Entitled Land shall decrease to the lesser of (i) thirty percent (30%) of the Appraised Value thereof, or (ii) thirty percent (30%) of Total Cost of such Lot. Thirty-six (36) months after any Entitled Land has been included as Collateral, the Maximum Credit Amount for such Entitled Land shall decrease to zero percent (0%) of the Appraised Value for such Entitled Land.
(6)    A&D Improvements. The amount which is the lesser of (i) sixty-five percent (65%) of the Appraised Value thereof, or (ii) sixty-five percent (65%)

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of Total Cost of such A&D Improvements. Thirty-six (36) months after any A&D Improvements have been included as Collateral, the Maximum Credit Amount for such A&D Improvements shall decrease to zero percent (0%) of the Appraised Value for such A&D Improvements.
(f)    Borrowing Base Reports. Borrower shall deliver to Administrative Agent a Borrowing Base Report (i) when required pursuant to Section 12.1, and (ii) concurrently with any Draw Request for an Advance. The delivery to Administrative Agent of a Borrowing Base Report shall be a certification by Borrower that the facts represented therein are true, correct and complete as of the date of such Borrowing Base Report.
(g)    Borrowing Base Report Approval. Administrative Agent shall have the right to review and approve or disapprove (and to make appropriate adjustments as contemplated in this Agreement for approval) each Borrowing Base Report; provided, however, until such Borrowing Base Report is approved or adjusted by Administrative Agent, the most recent Borrowing Base Report submitted by Borrower and approved or adjusted, from time to time as herein contemplated, by Administrative Agent shall be in effect. The funding of an Advance based upon a Borrowing Base Report submitted to Administrative Agent shall not be deemed to be an unconditional approval thereof. If Administrative Agent believes that any current or prior Borrowing Base Report is incomplete or inaccurate in any respect which causes the Credit Facility to be funded in excess of what is specified in this Agreement, then the Borrowing Base shall be limited to such amount as Administrative Agent reasonably determines to be applicable in accordance with the provisions of this Agreement until such time as the Borrowing Base Report is determined by Administrative Agent to be true, correct and complete.
(h)    Model House Limitation. Notwithstanding anything to the contrary contained herein, no single Approved Subdivision may contain more than one (1) Model House constituting Collateral at any time.
Section 4.2    Subfacilities.
(a)    Spec and Model House Subfacility. Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, the amount of Credit Facility proceeds advanced or committed to be advanced with respect to Spec Houses and Model Houses, at any one time, shall not exceed the amount of the Spec and Model House Subfacility. The amount of Credit Facility proceeds used, requested by Borrower or otherwise committed with respect to this Spec and Model House Subfacility shall reduce on a pro tanto basis the amount of proceeds otherwise available under this Credit Facility.
(b)    Letter of Credit Subfacility. Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, the amount of Credit Facility proceeds advanced or committed to be advanced with respect to Letters of Credit, at any one time, shall not exceed the amount of the Letter of Credit Subfacility. The amount of Credit Facility proceeds used, requested by Borrower or otherwise committed with respect

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to this Letter of Credit Subfacility shall reduce on a pro tanto basis the amount of proceeds otherwise available under this Credit Facility.
(c)    Entitled Land Subfacility. Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, the amount of Credit Facility proceeds advanced or committed to be advanced with respect to Entitled Land, at any one time, shall not exceed the amount of the Entitled Land Subfacility. The amount of Credit Facility proceeds used, requested by Borrower or otherwise committed with respect to this Entitled Land Subfacility shall reduce on a pro tanto basis the amount of proceeds otherwise available under this Credit Facility.
(d)    Combined A&D and Entitled Land Subfacility. Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, the amount of Credit Facility proceeds advanced or committed to be advanced with respect to A&D Projects and Entitled Land, at any one time, shall not exceed the amount of the Combined A&D and Entitled Land Subfacility. The amount of Credit Facility proceeds used, requested by Borrower or otherwise committed with respect to this Combined A&D and Entitled Land Subfacility shall reduce on a pro tanto basis the amount of proceeds otherwise available under this Credit Facility. Advances of Credit Facility proceeds for A&D Projects shall be handled separately from Advances of proceeds under the remainder of the Credit Facility. Additional terms and conditions regarding A&D Projects are set forth in Article 9 of this Agreement.
(e)    Combined A&D, Entitled Land and Lot Inventory Subfacility. Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, the amount of Credit Facility proceeds advanced or committed to be advanced with respect to A&D Projects, Entitled Land or Lots, at any one time, shall not exceed the amount of the Combined A&D, Entitled Land and Lot Inventory Subfacility. The amount of Credit Facility proceeds used, requested by Borrower or otherwise committed with respect to this Combined A&D, Entitled Land and Lot Inventory Subfacility shall reduce on a pro tanto basis the amount of proceeds otherwise available under this Credit Facility.
Section 4.3    Removal of Collateral From Borrowing Base. If Administrative Agent determines that any portion of the Collateral, although previously included in the Borrowing Base, is or becomes the subject of a condition which violates any of the provisions hereof, then Administrative Agent may (if said condition is not cured within twenty (20) days following written notice thereof from Administrative Agent to Borrower) remove such portion of the Collateral from the Borrowing Base and such portion shall have a Maximum Credit Amount of zero dollars ($0). If the condition is thereafter cured, the removed portion of the Collateral may be thereafter included in the Borrowing Base, however, the date the portion of the Collateral was initially included in the Borrowing Base shall be used in calculation of the adjustments to the Borrowing Base for the determination of the Maximum Credit Amount as specified herein.
ARTICLE 5

CONSTRUCTION

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Section 5.1    Commencement and Completion. Borrower shall cause the construction of each House to commence by the Commencement Date and to be prosecuted with diligence and continuity and will complete the same in accordance with the Plans and Specifications on or before the Completion Date, free and clear of liens or claims for liens for material supplied and for labor services performed in connection with the construction of such House. No more than one (1) House shall be constructed upon each Lot. Borrower shall cause the construction of each A&D Project to commence by the applicable A&D Commencement Date and to be prosecuted with diligence and continuity and will complete the same in accordance with the Plans and Specifications on or before the applicable A&D Completion Date, free and clear of liens or claims for liens for material supplied and for labor services performed in connection with the construction of such A&D Project.
Section 5.2    Force Majeure. The time within which construction of a House must be completed shall be extended for a period of time equal to the period of any delay directly affecting construction which is caused by fire, earthquake or other Acts of God, strike, lockout, acts of public enemy, riot, insurrection, or governmental regulation of the sale or transportation of materials, supplies or labor; provided, however, that Borrower shall furnish Administrative Agent with written notice satisfactory to Administrative Agent evidencing any such delay within ten (10) days after the occurrence of any such delay. In no event shall the time for completion of the House be extended beyond the Maturity Date or more than sixty (60) days beyond the Completion Date. The time within which construction of an A&D Project must be completed shall be extended for a period of time equal to the period of any delay directly affecting construction which is caused by fire, earthquake or other Acts of God, strike, lockout, acts of public enemy, riot, insurrection, or governmental regulation of the sale or transportation of materials, supplies or labor; provided, however, that Borrower shall furnish Administrative Agent with written notice satisfactory to Administrative Agent evidencing any such delay within ten (10) days after the occurrence of any such delay. In no event shall the time for completion of the A&D Project be extended beyond the applicable A&D Loan Maturity Date or more than sixty (60) days beyond the applicable A&D Completion Date.
Section 5.3    Construction Contract. Borrower shall require Contractor and all subcontractors and materialmen to perform in accordance with the terms of the Construction Contract and shall not amend, modify or alter, in any materials respect, the responsibilities of Contractor and all subcontractors and materialmen under the Construction Contract without Administrative Agent’s prior written consent; provided, however, Borrower and Contractor shall be entitled to amend the Construction Contract without Administrative Agent’s prior written consent if and to the extent such changes are consistent with changes in the Plans and Specifications allowed pursuant to and in accordance with the terms and provisions of Section 5.5 hereof, and upon delivery to Administrative Agent of the amendment to the Construction Contract.
Section 5.4    Design Professional’s Agreement. Borrower shall require Design Professional to perform in accordance with the terms of the Design Professional’s Agreement and shall not amend, modify or alter, in any material respect, the responsibilities of Design Professional under the Design Professional’s Agreement without Administrative Agent’s prior written consent.
Section 5.5    Plans and Specifications.

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(a)    Changes; Administrative Agent Consent. Except as otherwise provided in this Agreement, Borrower shall not make any changes in the Plans and Specifications, whether for Houses or A&D Improvements, without Administrative Agent’s prior written consent. Without limiting the above, Administrative Agent agrees that Borrower may make minor changes in the Plans and Specifications for Houses without Administrative Agent’s prior written consent, provided that (i) such changes do not violate any of the conditions specified herein or (ii) such changes are contractually required to be paid by the purchaser of a Pre‑Sold House, and Borrower has collected good funds from such purchaser if, and to the extent, that such changes or extras exceed $10,000. Borrower shall at all times maintain, for inspection by Administrative Agent, a full set of working drawings (reflecting such changes and extras) for all Houses and A&D Improvements.
(b)    Changes; Submission Requirements. Borrower shall submit any proposed material change in the Plans and Specifications to Administrative Agent at least ten (10) days prior to the commencement of construction relating to such proposed change whether or not such change is subject to Administrative Agent’s consent. Requests for any material change which requires Administrative Agent’s consent shall be accompanied by working drawings and a written description of the proposed change, submitted on a change order form acceptable to Administrative Agent, signed by Borrower and, if required by Administrative Agent, also signed by the Design Professional and the Contractor. At Administrative Agent’s option, Administrative Agent may require Borrower to provide: (i) evidence satisfactory to Administrative Agent of the cost and time necessary to complete the proposed change; and (ii) a complete set of “as built” Plans and Specifications for the completed House or A&D Improvements.
(c)    Consent Process. Borrower acknowledges that Administrative Agent’s review of any changes and required consent may result in delays in construction and hereby consents to any such delays; provided that no such delay shall constitute a Default or Event of Default.
(d)    Final Plans and Specifications. Upon completion of construction of a House or A&D Improvements, and upon Administrative Agent’s request, Borrower shall deliver to Administrative Agent within ten (10) days a set of final “as-built” Plans and Specifications.
Section 5.6    Contractor/Construction Information. Within ten (10) days of Administrative Agent’s written request, Borrower shall deliver to Administrative Agent from time to time in a form acceptable to Administrative Agent: (i) a list detailing the name, address and phone number of each contractor, subcontractor and material supplier to be or which has been employed or used for construction of the Houses and A&D Improvements which constitute Collateral, together with the dollar amount, including changes, if any, of each Construction Contract, and the portion thereof, if any, paid through the date of such list; (ii) copies of each contract and subcontract identified in such list, including any changes thereto; (iii) a cost breakdown of the projected Total Cost of constructing each applicable House and A&D Improvement, and that portion, if any, of each cost item which has been incurred; and (iv) a construction progress schedule detailing

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the progress of construction and the projected sequencing and completion time for uncompleted work, all as of the date of such schedule. Borrower agrees that Administrative Agent has the right, but shall not be obligated, to disapprove any contractor, subcontractor or material supplier which, in Administrative Agent’s good faith determination, is deemed financially or otherwise unqualified; provided, however, that the absence of any such disapproval shall not constitute a warranty or representation of qualification by Administrative Agent. Administrative Agent shall have the right to contact any contractor, subcontractor or material supplier to discuss the course of construction.
Section 5.7    Prohibited Contracts. Without Administrative Agent’s prior written consent, Borrower shall not contract for any materials, furnishings, equipment, fixtures or other parts or components of the Houses or A&D Improvements, if any third party shall retain any ownership interest (other than lien rights created by operation of law) in such items after their delivery to the Lot and/or Land. Borrower shall have five (5) days to effect the removal of any such retained interest.
Section 5.8    Lien Claims. If a lien claim or affidavit is recorded or is served upon Administrative Agent which affects the Mortgaged Property, or if Borrower is otherwise unable to satisfy the provisions of Section 2.17(h) hereof, Borrower shall, on or before the earlier of: (i) within ten (10) days of such recording or service, (ii) within five (5) days of Administrative Agent’s demand, or (iii) on or before the date of the requested Advance if Borrower is relying on this Section 5.8 for satisfaction of Section 2.17(h) hereof, take one of the following courses of action: (A) pay and discharge the same; (B) effect the release thereof by recording and delivering to Administrative Agent a surety bond as described below; (C) provide Administrative Agent with other assurance which Administrative Agent deems, in its sole discretion, to be satisfactory for the payment of such lien claim or affidavit and for the full and continuous protection of Administrative Agent from the effect of such lien claim or affidavit; or (D) contest such claim, with diligence, in good faith and as required by applicable law, in a manner which will have the effect of releasing or bonding such claim prior to the applicable Completion Date (or Sales Contract sale date, if earlier) or A&D Completion Date. In the case of a lien contest pursuant to clause (D) above, the Collateral affected by such claim should be revalued on the Borrowing Base Report if the amount thereof is material; provided, however, unless Administrative Agent disapproves same or requires action under clauses (A), (B) and (C) above, Borrower may escrow with the Title Company cash in an amount required by the Title Company to provide “insurance around” such lien claim. A surety bond which satisfies the provisions of clause (C) above, shall be a bond meeting the requirements of Texas Property Code, Chapter 53, subchapter H, Sections 53.171 et seq. (or other applicable law of the State where the affected portion of the Mortgaged Property is located), as same may be hereafter amended or supplemented; provided, however, if such provisions are ever repealed, then such surety bond shall be in form, amount and issued by a surety acceptable to Administrative Agent, in its sole and absolute discretion.
Section 5.9    Construction Responsibilities. Borrower shall construct or cause the construction of the Houses and A&D Improvements in a workmanlike manner according to the Plans and Specifications and the recommendations of any soils or engineering report acceptable by Administrative Agent. The construction of the Houses and A&D Improvements shall be in compliance with all applicable Governmental Requirements. If necessary, the Plans and

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Specifications shall be modified to comply with the Governmental Requirements, subject to the provisions of Section 6.5 hereof. Borrower shall be solely responsible for all aspects of Borrower’s business in connection with the construction of the Houses and A&D Improvements, including, without limitation, for the quality and suitability of the Plans and Specifications and their compliance with all Governmental Requirements, the supervision of the work of construction, the qualifications, financial condition and performance of all architects, engineers, contractors, material suppliers and consultants, and the accuracy of all Borrowing Base Reports, Draw Requests and the proper application of all Advances. Administrative Agent is not obligated to supervise, inspect or inform Borrower or any third party of any aspect of the construction of the Houses or the A&D Improvements or any other matter referred to above.
Section 5.10    Assessments and Community Facilities. Without Administrative Agent’s prior written consent, Borrower shall not cause or suffer to become effective or otherwise consent to the formation of any community facilities or assessment district or association which includes all or any part of the Collateral, nor shall Borrower cause or otherwise consent to the levying of special taxes or assessments against the Collateral by any such community facilities or assessment district or association.
Section 5.11    Delay. Borrower shall promptly notify Administrative Agent in writing of any event causing more than 21 days delay or interruption of construction, or the timely completion of construction of the Houses or A&D Improvements. The notice shall specify the particular work delayed, and the cause and period of each delay.
Section 5.12    Surveys. Upon request by Administrative Agent, Borrower shall deliver to Administrative Agent: (i)  prior to pouring the foundation of each House, a form board survey, showing the location of the House on the Lot and confirming that the improvements are located entirely within the Lot and does not encroach upon any easement or set‑back line, or breach or violate any Governmental Requirements; (ii) upon completion of each House, an as‑built survey acceptable to a title insurer for purposes of issuing a standard mortgagee policy of title insurance; and (iii) upon acquisition of any parcel of Land, a survey acceptable to a title insurer for purposes of issuing a standard mortgagee policy of title insurance. All such surveys shall be performed and certified by a licensed engineer or surveyor acceptable to Administrative Agent and the title insurer.
Section 5.13    Affidavit of Commencement. Upon request by Administrative Agent, Borrower, within ten (10) days after Borrower commences construction on any House or A&D Project, but not before construction of the House or A&D Project has actually begun, shall file in the appropriate records of the county in which the Lot or A&D Project is situated, an affidavit (“Affidavit of Commencement”), in form and substance acceptable to Administrative Agent, duly executed and notarized by Borrower and Contractor. The date of commencement of work set forth in such Affidavit of Commencement shall not be the date of or prior to the date on which the applicable Security Instrument was recorded.
Section 5.14    Affidavit of Completion. Upon request by Administrative Agent, Borrower, within ten (10) days after construction of the House or A&D Project has been completed, shall file in the appropriate records in the county in which the Lot or A&D Project is situated an affidavit, in

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form and substance acceptable to Administrative Agent, duly executed and notarized by Borrower and Contractor.
ARTICLE 6

INSURANCE
Borrower shall, while any obligation of Borrower under any Loan Document remains outstanding, maintain at Borrower’s sole expense, the following policies of insurance in form and substance satisfactory to Administrative Agent. Capitalized terms used in this Article shall have the same meaning as such terms are commonly and presently defined in the insurance industry.
Section 6.1    Title Insurance. Title Insurance, together with any endorsements which Administrative Agent may require, insuring or evidencing to Administrative Agent of the validity and the priority of the lien of the Security Instrument upon the applicable Mortgaged Property, subject only to matters approved by Administrative Agent in writing. During the term of the Credit Facility, Borrower shall deliver to Administrative Agent, within five (5) days of Administrative Agent’s written request, such other endorsements to the Title Insurance as Administrative Agent may require. The amount of such Title Insurance shall be in the amount not less than the greater of (i) the Maximum Credit Amount for such House and/or Lot, (ii) the A&D Loan Amount for such A&D Project, or (iii) the amount reasonably required by Administrative Agent. With respect to each House or Lot, Administrative Agent has the discretion to only require a title report, title commitment or mortgagee title policy binder on interim construction loan; provided, however, if a satisfactory title report, title commitment or title policy binder is not available or cannot be extended, then Borrower will obtain a loan policy of title insurance.
Section 6.2    Property Insurance. If applicable, an All Risk/Special Form Property Insurance policy, including without limitation, coverage for loss or damage by fire, lightning, windstorm, explosion, hail, tornado, theft and such other coverages and endorsements as Administrative Agent may require, insuring Administrative Agent against damage to the Mortgaged Property in an amount not less than 100% of the full replacement cost (on a completed value basis), including the cost of debris removal, without deduction for depreciation and sufficient to prevent Borrower and lender from becoming a coinsurer. Such coverage should adequately insure any and all Collateral, whether such Collateral is onsite, stored offsite or otherwise. Administrative Agent shall be named on the policy as Mortgagee and named under a Lender’s Loss Payable Endorsement and Standard Mortgage Clause Endorsement (in forms acceptable to Administrative Agent).
Section 6.3    Flood Hazard Insurance. If, and to the extent any portion of the Mortgaged Property is located in a flood plain, a policy of flood insurance, as deemed necessary by Administrative Agent, in an amount equal to the lesser of (a) the full replacement cost of the affected Houses or A&D Improvements, or (b) the maximum coverage amount allowed by applicable law.
Section 6.4    Liability Insurance. A policy of Commercial General Liability insurance on an occurrence basis, with Borrower as the named insured, and Administrative Agent as the named additional insured, insuring against liability for injury and/or death to any person and/or damage to

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any property occurring on all Mortgaged Property, with an annual aggregate limit of not less than $1,000,000, and a limit per occurrence of not less than $1,000,000.
Section 6.5    Worker’s Compensation. Statutory worker’s compensation insurance for the benefit of Borrower as insured (and if applicable, for the benefit of any contractor as named insured, with Borrower as an additional insured) meeting state law benefit requirements with a minimum $100,000 employer’s liability coverage.
Section 6.6    Other Coverage. Borrower shall provide to Administrative Agent evidence of such other reasonable insurance in such reasonable amounts as Administrative Agent may from time to time request against such other insurable hazards which at the time are commonly insured against for property similar to the subject Mortgaged Property located in or around the region in which the applicable Mortgaged Property is located. Such coverage requirements may include but are not limited to coverage for earthquake, acts of terrorism, business income, delayed business income, rental loss, sink hole, soft costs or environmental.
Section 6.7    General. Borrower shall provide to Administrative Agent insurance certificates or other evidence of coverage in form acceptable to Administrative Agent, with coverage amounts, deductibles, limits and retentions as required by Administrative Agent. All insurance policies shall provide that the coverage shall not be cancelable or materially changed without 10 days prior written notice to Administrative Agent of any cancellation for nonpayment of premiums, and not less than 30 days (45 days for flood insurance) prior written notice to Administrative Agent of any other cancellation or any modification (including a reduction in coverage). Administrative Agent shall be named under a Lender’s Loss Payable Endorsement and Standard Mortgage Clause Endorsement (in forms acceptable to Administrative Agent) on all insurance policies which Borrower actually maintains with respect to the Mortgaged Property. All insurance policies shall be issued and maintained by insurers approved to do business in the state in which the Mortgaged Property is located and must have an A.M. Best Company rating of A\VIII or better.
Section 6.8    Contractor Insurance. A Builders Risk Completed Value Hazard Insurance policy, including, without limitation, any endorsements which Administrative Agent may require, insuring Administrative Agent against damage to the Mortgaged Property in an amount acceptable to Administrative Agent. Administrative Agent shall be named on such policy under a Lender’s Loss Payable Endorsement acceptable to Administrative Agent.
Section 6.9    TEXAS FINANCE CODE SECTION 307.052 COLLATERAL PROTECTION INSURANCE NOTICE (A) BORROWER IS REQUIRED TO: (i) KEEP THE MORTGAGED PROPERTY INSURED AGAINST DAMAGE IN THE AMOUNT ADMINISTRATIVE AGENT SPECIFIES; (ii) PURCHASE THE INSURANCE FROM AN INSURER THAT IS AUTHORIZED TO DO BUSINESS IN THE STATE OF TEXAS (WITH RESPECT TO THE COLLATERAL LOCATED IN TEXAS) OR AN ELIGIBLE SURPLUS LINES INSURER; AND (iii) NAME ADMINISTRATIVE AGENT AS THE PERSON TO BE PAID UNDER THE POLICY IN THE EVENT OF A LOSS; (B) BORROWER MUST, IF REQUIRED BY ADMINISTRATIVE AGENT, DELIVER TO ADMINISTRATIVE AGENT A COPY OF THE POLICY AND PROOF OF THE PAYMENT OF PREMIUMS THEREFOR; AND (C) IF BORROWER FAILS TO MEET ANY REQUIREMENT LISTED IN CLAUSES (A) OR (B)

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HEREOF, ADMINISTRATIVE AGENT MAY OBTAIN COLLATERAL PROTECTION INSURANCE ON BEHALF OF BORROWER AT BORROWER’S EXPENSE.
ARTICLE 7

HAZARDOUS MATERIALS
Section 7.1    Special Representations and Warranties. Without in any way limiting the other representations and warranties set forth in this Agreement, and after reasonable investigation and inquiry, Borrower hereby represents and warrants as follows:
(a)    Hazardous Materials. The Mortgaged Property is not and has not been a site for the use, generation, manufacture, storage, treatment, release, threatened release, discharge, disposal, transportation or presence of any oil, flammable explosives, asbestos, urea formaldehyde insulation, radioactive materials, hazardous wastes, toxic or contaminated substances or similar materials, including, without limitation, any substances which are “hazardous substances,” “hazardous wastes,” “hazardous materials,” “toxic substances,” “wastes,” “regulated substances,” “industrial solid wastes,” or “pollutants” under the Hazardous Materials Laws, as described below, and/or other applicable environmental laws, ordinances and regulations (collectively, the “Hazardous Materials”).
(b)    Hazardous Materials Laws. The Mortgaged Property is in compliance with all laws, ordinances and regulations relating to Hazardous Materials (“Hazardous Materials Laws”), including, without limitation: the Clean Air Act, as amended, 42 U.S.C. Section 7401 et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. Section 1251 et seq.; the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. Section 6901 et seq.; the Comprehensive Environment Response, Compensation and Liability Act of 1980, as amended (including the Superfund Amendments and Reauthorization Act of 1986, “CERCLA”), 42 U.S.C. Section 9601 et seq.; the Toxic Substances Control Act, as amended, 15 U.S.C. Section 2601 et seq.; the Occupational Safety and Health Act, as amended, 29 U.S.C. Section 651, the Emergency Planning and Community Right‑to‑Know Act of 1986, 42 U.S.C. Section 11001 et seq.; the Mine Safety and Health Act of 1977, as amended, 30 U.S.C. Section 801 et seq.; the Safe Drinking Water Act, 42 U.S.C. Section 300f et seq.; and all comparable state and local laws, laws of other jurisdictions or orders and regulations.
(c)    Hazardous Materials Claims. There are no claims or actions (“Hazardous Materials Claims”) pending or threatened against Borrower or the Mortgaged Property by any Governmental Authority or by any other person or entity relating to Hazardous Materials or pursuant to the Hazardous Materials Laws.
(d)    Storage Tanks. No storage tanks (including, without limitation, petroleum or heating oil storage tanks), underground or above‑ground, are present on or under the Mortgaged Property, or have been on or under the Mortgaged Property.
Section 7.2    Hazardous Materials Covenants. Borrower agrees as follows:

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(a)    No Hazardous Activities. Borrower shall not cause or permit the Mortgaged Property to be used as a site for the use, generation, manufacture, storage, treatment, release, discharge, disposal, transportation or presence of any Hazardous Materials.
(b)    Compliance. Borrower shall comply and cause the Mortgaged Property to comply with all Hazardous Materials Laws.
(c)    Notices. Borrower shall immediately notify Administrative Agent in writing of: (i) the discovery of any Hazardous Materials on, under or about the Mortgaged Property; (ii) any knowledge by Borrower that the Mortgaged Property does not comply with any Hazardous Materials Laws; (iii) any Hazardous Materials Claims; and (iv) the discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Mortgaged Property.
(d)    Remedial Action. In response to the presence of any Hazardous Materials on, under or about the Mortgaged Property, Borrower shall immediately take, at Borrower’s sole expense, all remedial action required by any Hazardous Materials Laws or any judgment, consent decree, settlement or compromise in respect to any Hazardous Materials Claims.
Section 7.3    Inspection By Administrative Agent. Upon reasonable prior notice to Borrower, Administrative Agent, its employees and agents, may from time to time (whether before or after the commencement of a nonjudicial or judicial foreclosure proceeding) enter and inspect the Mortgaged Property for the purpose of determining the existence, location, nature and magnitude of any past or present release or threatened release of any Hazardous Materials into, onto, beneath or from the Mortgaged Property.
Section 7.4    Hazardous Materials Indemnity. BORROWER HEREBY AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS ADMINISTRATIVE AGENT AND THE LENDERS, THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS FROM AND AGAINST ANY AND ALL LOSSES, DAMAGES, LIABILITIES, CLAIMS, ACTIONS, JUDGMENTS, COURT COSTS AND LEGAL OR OTHER EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEY’S FEES AND EXPENSES) WHICH ADMINISTRATIVE AGENT AND LENDERS MAY INCUR AS A DIRECT OR INDIRECT CONSEQUENCE OF THE USE, GENERATION, MANUFACTURE, STORAGE, DISPOSAL, THREATENED DISPOSAL, TRANSPORTATION OR PRESENCE OF HAZARDOUS MATERIALS IN, ON, UNDER OR ABOUT THE MORTGAGED PROPERTY. BORROWER SHALL IMMEDIATELY PAY TO ADMINISTRATIVE AGENT AND THE LENDERS UPON DEMAND ANY AMOUNTS OWING UNDER THIS INDEMNITY, TOGETHER WITH INTEREST FROM THE DATE THE INDEBTEDNESS ARISES UNTIL PAID AT THE DEFAULT INTEREST RATE. BORROWER’S DUTY AND OBLIGATIONS TO DEFEND, INDEMNIFY AND HOLD HARMLESS ADMINISTRATIVE AGENT AND THE LENDERS SHALL SURVIVE: (i) THE CANCELLATION OF THE NOTE AND THE RELEASE OR PARTIAL RELEASE OF THE LIEN OF THE SECURITY INSTRUMENT, (ii) ANY JUDICIAL OR NON‑JUDICIAL FORECLOSURE UNDER THE SECURITY INSTRUMENT, OR TRANSFER OF THE MORTGAGED PROPERTY IN LIEU THEREOF; AND (iii) THE

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SATISFACTION OF ALL OF BORROWER’S OBLIGATIONS UNDER THE LOAN DOCUMENTS.
ARTICLE 8

COLLATERAL ASSIGNMENTS
Section 8.1    Assignment of Sales Contracts. Borrower, as additional security for the payment and performance of the covenants, agreements and obligations of Borrower to the Lenders arising under this Agreement and under all of the Loan Documents, hereby grants Administrative Agent a security interest in, for the benefit of the Lenders, their successors and assigns, all of Borrower’s title and interest in and to, and Borrower’s rights, benefits and privileges under, any and all sales contracts (the “Sales Contracts”) relating to the sale of Lots and/or Houses which are Collateral whether now existing or hereafter entered into. In furtherance of the foregoing, Borrower hereby agrees that this collateral assignment of Sales Contracts is made upon the following terms and conditions:
(a)    Borrower shall pay and perform all of Borrower’s covenants, agreements and obligations under the Sales Contracts and shall promptly notify Administrative Agent in writing, as part of the Inventory and Sales Status Reports to be delivered to Administrative Agent pursuant to the terms and conditions of this Agreement, of any termination of any Sales Contract. Borrower hereby covenants and agrees not to (i) materially modify, amend or change any Sales Contract after full execution thereof (except with regard to change orders and extras), except in the ordinary course of business in accordance with customary industry practices, (ii) terminate or otherwise cancel any fully executed Sales Contract except in the event of a default thereunder by the purchaser or the purchaser’s failure to satisfy any contingency thereunder, (iii) take any action or exercise any right or option which would permit a purchaser to terminate or otherwise cancel a Sales Contract, unless said purchaser is in default thereunder, or (iv) further assign or create any further encumbrance or hypothecation of Borrower’s interest in any of the Sales Contracts, without the prior written consent of Administrative Agent, unless required by any Governmental Authority, in which case Borrower shall give Administrative Agent prior written notice thereof.
(b)    Upon the occurrence of an Event of Default, Administrative Agent may elect, in its sole discretion, but subject to the provisions of applicable law, to exercise, in the name of Borrower, all of Borrower’s rights, benefits and privileges under each of the Sales Contracts, including, without limitation, all rights in and to all deposits and other amounts collected or otherwise received from purchasers under the Sales Contracts; in connection with such exercise of rights, benefits and privileges, Administrative Agent shall have full power and authority to do all acts as may be necessary, as determined in Administrative Agent’s sole discretion, but subject to the provisions of applicable law, to close any transaction contemplated under any Sales Contract, including, without limitation, to receive any and all amounts paid or to be paid by a purchaser in connection therewith. Administrative Agent shall not be required to give any notice of such election to Borrower. Borrower hereby covenants and agrees to pay to Administrative Agent promptly upon demand any and all reasonable costs and expenses, including, without limitation, reasonable attorneys’ fees and

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expenses incurred by Administrative Agent in connection with such an election by Administrative Agent to exercise its rights under this Section. Furthermore, promptly upon demand by Administrative Agent, Borrower shall take such actions and execute such documents as may be necessary to facilitate Administrative Agent’s exercise of its rights hereunder, including, without limitation, (i) delivering to Administrative Agent all then existing Sales Contracts, (ii) delivering, jointly with Administrative Agent, notices to purchasers of the assignment of their respective Sales Contracts, (iii) conveying fee simple title to the purchaser of any of the Lots and/or Houses by a proper, recordable warranty deed in connection with the closing of a transaction under any of the Sales Contracts, and (iv) instructing any necessary party such as a title company handling a closing to pay to Administrative Agent the proceeds of sale which would otherwise have been paid or payable to Borrower.
(c)    BORROWER SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS ADMINISTRATIVE AGENT AND THE LENDERS AND THEIR AFFILIATES FROM AND AGAINST ANY AND ALL LOSSES, LIABILITIES, OBLIGATIONS, PENALTIES, CLAIMS, FINES, LOST PROFITS, DEMANDS, LITIGATION, DEFENSES, COSTS, JUDGMENTS, SUITS, PROCEEDINGS, DAMAGES, DISBURSEMENTS OR EXPENSES OF ANY KIND OR NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, ATTORNEYS’ FEES AND EXPENSES), CONSEQUENTIAL OR OTHERWISE, WHICH MAY AT ANY TIME BE EITHER DIRECTLY OR INDIRECTLY IMPOSED UPON, INCURRED BY OR ASSERTED OR AWARDED AGAINST ADMINISTRATIVE AGENT OR THE LENDERS OR ANY OF THIER AFFILIATES IN CONNECTION WITH, ARISING FROM OR RELATING TO ANY ACTION OR ACTIONS TAKEN BY ADMINISTRATIVE AGENT PURSUANT TO THIS SECTION, OTHER THAN ANY LOSS, LIABILITY, DAMAGE, SUIT, CLAIM, EXPENSE, FEE OR COST ARISING SOLELY BY REASON OF ADMINISTRATIVE AGENT’S WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OR OMISSIONS. BORROWER’S DUTY AND OBLIGATION TO DEFEND, INDEMNIFY AND HOLD HARMLESS ADMINISTRATIVE AGENT AND THE LENDERS SHALL SURVIVE THE PAYMENT OF THE OBLIGATIONS AND THE RELEASE, PARTIAL RELEASE OR FORECLOSURE (OR ACTION IN LIEU OF FORECLOSURE) OF THE LIEN OF THE SECURITY INSTRUMENT, AND THE EXERCISE BY ADMINISTRATIVE AGENT OF ANY AND ALL REMEDIES SET FORTH HEREIN OR IN THE OTHER LOAN DOCUMENTS.
(d)    So long as no Event of Default has occurred, Borrower may continue to receive and exercise all of its rights, benefits and privileges under the Sales Contracts, except as herein restricted or provided otherwise.
(e)    Neither the assignment contained in this Section, nor any action or actions on the part of Administrative Agent, shall constitute an assumption of any of the covenants, agreements or obligations of Borrower by Administrative Agent under the Sales Contracts and Borrower shall continue to be liable for all such covenants, agreements or obligations.

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BORROWER SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS ADMINISTRATIVE AGENT AND THE LENDERS AND THEIR AFFILIATES FROM AND AGAINST ANY AND ALL LOSSES, LIABILITIES, OBLIGATIONS, PENALTIES, CLAIMS, FINES, LOST PROFITS, DEMANDS, LITIGATION, DEFENSES, COSTS, JUDGMENTS, SUITS, PROCEEDINGS, DAMAGES, DISBURSEMENTS OR EXPENSES OF ANY KIND OR NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, ATTORNEYS’ FEES AND EXPENSES), CONSEQUENTIAL OR OTHERWISE, WHICH MAY AT ANY TIME BE EITHER DIRECTLY OR INDIRECTLY IMPOSED UPON, INCURRED BY OR ASSERTED OR AWARDED AGAINST ADMINISTRATIVE AGENT OR THE LENDERS OR ANY OF THEIR AFFILIATES IN CONNECTION WITH, ARISING FROM OR RELATING TO ANY FAILURE OF BORROWER TO PERFORM AND OBSERVE ANY OF SUCH OBLIGATIONS, OTHER THAN ANY LOSS, LIABILITY, DAMAGE, SUIT, CLAIM, EXPENSE, FEE OR COST ARISING SOLELY BY REASON OF ADMINISTRATIVE AGENT’S WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OR OMISSIONS. BORROWER’S DUTY AND OBLIGATION TO DEFEND, INDEMNIFY AND HOLD HARMLESS ADMINISTARATIVE AGENT AND THE LENDERS SHALL SURVIVE THE PAYMENT OF THE OBLIGATIONS AND THE RELEASE, PARTIAL RELEASE OR FORECLOSURE (OR ACTION IN LIEU OF FORECLOSURE) OF THE LIEN OF THE SECURITY INSTRUMENT, AND THE EXERCISE BY ADMINISTRATIVE AGENT AND LENDER OF ANY AND ALL REMEDIES SET FORTH HEREIN OR IN THE OTHER LOAN DOCUMENTS.
(f)    Administrative Agent shall have the right, at any time (but shall have no obligation), to take in its name or in the name of Borrower or otherwise, such lawful action as Administrative Agent may at any time or from time to time reasonably determine to be necessary to protect the rights of Administrative Agent or the Lenders as the assignee of Borrower hereunder. Administrative Agent shall incur no liability on account of any action taken by it or on its behalf in good faith pursuant to the foregoing sentence or otherwise hereunder, whether or not the same shall prove to be improper, inadequate or invalid, in whole or in part.
Section 8.2    Assignment of Design Professional’s Agreement and Plans and Specifications. Borrower, as additional security for the payment and performance of the covenants, agreements and obligations of Borrower to Administrative Agent arising under this Agreement and under all of the Loan Documents, hereby grants Administrative Agent a security interest in, for the benefit of the Lenders, and their successors and assigns, all of Borrower’s title and interest in and to, and Borrower’s rights, benefits and privileges under, all of the Design Professional’s Agreements and the Plans and Specifications which were prepared by Borrower’s employees and/or an Design Professional in connection with the Houses or A&D Improvements. In furtherance of the foregoing, Borrower hereby agrees that this collateral assignment of the Design Professional’s Agreements and the Plans and Specifications is made upon the following terms and conditions:

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(a)    Borrower hereby covenants and agrees not to materially modify, amend or change the Plans and Specifications or any portion thereof, except as provided in Section 5.5(a) hereof, or the Design Professional’s Agreements or further assign or create any further encumbrance or hypothecation of Borrower’s interest in the Plans and Specifications or the Design Professional’s Agreements, without the prior written consent of Administrative Agent, unless required by any Governmental Authority, in which case Borrower shall give Administrative Agent prior written notice thereof.
(b)    Borrower hereby represents and warrants to Administrative Agent that the Plans and Specifications are not subject to any claim, set‑off, lien or encumbrance of any kind or nature and are owned by Borrower; provided, however, if the Plans and Specifications are owned by the Design Professional, Borrower agrees, if requested by Administrative Agent, to have executed by Design Professional and delivered to Administrative Agent a Consent of Design Professional, in form and substance acceptable to Administrative Agent, at the execution and delivery hereof or upon the design of any new or additional Houses or A&D Improvements which are to become Collateral hereunder and as a condition precedent to such Houses or A&D Improvements becoming Collateral hereunder.
(c)    Upon the occurrence of an Event of Default, Administrative Agent may elect, in its sole discretion, but subject to the provisions of applicable law, to utilize the Plans and Specifications and the Design Professional’s Agreements solely for the benefit of Administrative Agent. Furthermore, promptly upon demand by Administrative Agent, Borrower shall take such actions and execute such documents as may be necessary to facilitate Administrative Agent’s or Lenders’ exercise of its rights hereunder.
(d)    BORROWER SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS ADMINISTRATIVE AGENT AND THE LENDERS AND THEIR AFFILIATES FROM AND AGAINST ANY AND ALL LOSSES, LIABILITIES, OBLIGATIONS, PENALTIES, CLAIMS, FINES, LOST PROFITS, DEMANDS, LITIGATION, DEFENSES, COSTS, JUDGMENTS, SUITS, PROCEEDINGS, DAMAGES, DISBURSEMENTS OR EXPENSES OF ANY KIND OR NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, ATTORNEYS’ FEES AND EXPENSES), CONSEQUENTIAL OR OTHERWISE, WHICH MAY AT ANY TIME BE EITHER DIRECTLY OR INDIRECTLY IMPOSED UPON, INCURRED BY OR ASSERTED OR AWARDED AGAINST ADMINISTRATIVE AGENT AND THE LENDERS OR ANY OF THEIR AFFILIATES IN CONNECTION WITH, ARISING FROM OR RELATING TO ANY ACTION OR ACTIONS TAKEN BY ADMINISTRATIVE AGENT PURSUANT TO THIS SECTION, OTHER THAN ANY LOSS, LIABILITY, DAMAGE, SUIT, CLAIM, EXPENSE, FEE OR COST ARISING SOLELY BY REASON OF ADMINISTRATIVE AGENT’S WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OR OMISSIONS. BORROWER’S DUTY AND OBLIGATION TO DEFEND, INDEMNIFY AND HOLD HARMLESS ADMINISTRATIVE AGENT AND THE LENDERS SHALL SURVIVE THE PAYMENT OF THE OBLIGATIONS AND THE RELEASE, PARTIAL RELEASE OR FORECLOSURE (OR ACTION IN LIEU OF FORECLOSURE) OF THE LIEN

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OF THE SECURITY INSTRUMENT, AND THE EXERCISE BY ADMINISTRATIVE AGENT OF ANY AND ALL REMEDIES SET FORTH HEREIN OR IN THE OTHER LOAN DOCUMENTS.
(e)    So long as no Event of Default has occurred, Borrower may continue to receive and exercise all of its rights, benefits and privileges under the Plans and Specifications and the Design Professional’s Agreements, except as herein restricted or provided otherwise.
(f)    In any event, upon the occurrence of an Event of Default, the Plans and Specifications (and all future plans and specifications and additions and supplements thereto and modifications thereof) may be used by Administrative Agent, its successors, assigns or designees, without additional cost or expense to Administrative Agent, for any purpose relating to the Houses or A&D Improvements, including, without limitation, the completion of the construction, improvement, inspection, maintenance and protection of the Houses of A&D Improvements.
(g)    Neither this assignment nor any action or actions on the part of Administrative Agent shall constitute an assumption of any of the covenants, agreements or obligations of Borrower by Administrative Agent with respect to the Plans and Specifications and Borrower shall continue to be liable for all such covenants, agreements or obligations. BORROWER SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS ADMINISTRATIVE AGENT AND THE LENDERS AND THEIR AFFILIATES FROM AND AGAINST ANY AND ALL LOSSES, LIABILITIES, OBLIGATIONS, PENALTIES, CLAIMS, FINES, LOST PROFITS, DEMANDS, LITIGATION, DEFENSES, COSTS, JUDGMENTS, SUITS, PROCEEDINGS, DAMAGES, DISBURSEMENTS OR EXPENSES OF ANY KIND OR NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, ATTORNEYS’ FEES AND EXPENSES), CONSEQUENTIAL OR OTHERWISE, WHICH MAY AT ANY TIME BE EITHER DIRECTLY OR INDIRECTLY IMPOSED UPON, INCURRED BY OR ASSERTED OR AWARDED AGAINST ADMINISTRATIVE AGENT OR THE LENDERS OR ANY OF THEIR AFFILIATES IN CONNECTION WITH, ARISING FROM OR RELATING TO ANY FAILURE OF BORROWER TO PERFORM AND OBSERVE ANY OF SUCH OBLIGATIONS, OTHER THAN ANY LOSS, LIABILITY, DAMAGE, SUIT, CLAIM, EXPENSE, FEE OR COST ARISING SOLELY BY REASON OF ADMINISTRATIVE AGENT’S WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OR OMISSIONS. BORROWER’S DUTY AND OBLIGATION TO DEFEND, INDEMNIFY AND HOLD HARMLESS ADMINISTRATVIE AGENT AND THE LENDERS SHALL SURVIVE THE PAYMENT OF THE OBLIGATIONS AND THE RELEASE, PARTIAL RELEASE OR FORECLOSURE (OR ACTION IN LIEU OF FORECLOSURE) OF THE LIEN OF THE INSTRUMENT, AND THE EXERCISE BY ADMINISTRATIVE AGENT OF ANY AND ALL REMEDIES SET FORTH HEREIN OR IN THE OTHER LOAN DOCUMENTS.

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(h)    Administrative Agent shall have the right, at any time (but shall have no obligation), to take in its name or in the name of Borrower or otherwise, such lawful action as Administrative Agent may at any time or from time to time reasonably determine to be necessary to protect the rights of Administrative Agent as the assignee of Borrower hereunder. Administrative Agent shall incur no liability on account of any action taken by it or on its behalf in good faith pursuant to the foregoing sentence or otherwise hereunder, whether or not the same shall prove to be improper, inadequate or invalid, in whole or in part.
Section 8.3    Assignment of Construction Contract. Borrower, as additional security for the payment and performance of the covenants, agreements and obligations of Borrower to Administrative Agent arising under this Agreement and under all of the Loan Documents, hereby grants Administrative Agent a security interest in, for the benefit of the Lenders, and their successors and assigns, all of Borrower’s title and interest in and to, and Borrower’s rights, benefits and privileges under, any and all Construction Contracts relating to the House or A&D Improvements. In furtherance of the foregoing, Borrower hereby agrees that this collateral assignment is made upon the following terms and conditions:
(a)    Borrower shall pay and perform all of Borrower’s covenants, agreements and obligations under the Construction Contracts and shall promptly notify Administrative Agent in writing of any material default under or termination of any Construction Contract. Borrower hereby covenants and agrees not to (i) materially modify, amend or change any Construction Contract after full execution thereof (except with regard to change orders and extras), (ii) terminate or otherwise cancel any fully executed Construction Contract except in the event of a default thereunder by any party thereto other than Borrower, (iii) take any action or exercise any right or option which would permit any party thereto other than Borrower to terminate or otherwise cancel a Construction Contract, unless the other party thereto is in default thereunder, or (iv) further assign or create any further encumbrance or hypothecation of Borrower’s interest in any of the Construction Contracts, without the prior written consent of Administrative Agent, unless required by any Governmental Authority, in which case Borrower shall give Administrative Agent prior written notice thereof.
(b)    Borrower hereby represents and warrants that the Construction Contracts for all Mortgaged Property not fully constructed which are Collateral (i) is in full force and effect, (ii) there are no uncured breaches or defaults by either Borrower or the Contractor thereunder, (iii) are not subject to any lien, set-off, pledge, hypothecation or other assignment, and (iv) Borrower has the full and unconditional right to collaterally assign same to Administrative Agent for the purposes herein contemplated. Further, Borrower agrees, if requested by Administrative Agent, to make commercially reasonable efforts to have executed by each Contractor and delivered to Administrative Agent a Consent of Contractor, in form and substance acceptable to Administrative Agent, at the execution and delivery hereof or within five (5) days after the execution of any new or additional Construction Contract for any House or A&D Improvements which are to become Collateral hereunder and as a condition precedent to such House or A&D Improvements becoming Collateral hereunder.

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(c)    Upon the occurrence of an Event of Default, Administrative Agent may elect, in its sole discretion, but subject to the provisions of applicable law, to exercise, in the name of Borrower, all of Borrower’s rights, benefits and privileges under each of the Construction Contracts. Administrative Agent shall make such election, if at all, by written notice to such contractor or subcontractor, which notice shall contain Administrative Agent’s agreement to pay for such contractor’s or subcontractor’s continued performance pursuant to the terms of the applicable Construction Contract. Administrative Agent shall not be required to give any notice of any such election to Borrower. Borrower hereby covenants and agrees to pay to Administrative Agent promptly upon demand any and all reasonable costs and expenses, including, without limitation, reasonable attorneys’ fees and expenses, incurred by Administrative Agent in connection with such an election by Administrative Agent to exercise its rights under this assignment. Furthermore, promptly upon demand by Administrative Agent, Borrower shall take such actions and execute such documents as may be necessary to facilitate Administrative Agent’s or Lender’s exercise of its rights hereunder.
(d)    BORROWER SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS ADMINISTRATIVE AGENT AND THE LENDERS AND THEIR AFFILIATES FROM AND AGAINST ANY AND ALL LOSSES, LIABILITIES, OBLIGATIONS, PENALTIES, CLAIMS, FINES, LOST PROFITS, DEMANDS, LITIGATION, DEFENSES, COSTS, JUDGMENTS, SUITS, PROCEEDINGS, DAMAGES, DISBURSEMENTS OR EXPENSES OF ANY KIND OR NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, ATTORNEYS’ FEES AND EXPENSES), CONSEQUENTIAL OR OTHERWISE, WHICH MAY AT ANY TIME BE EITHER DIRECTLY OR INDIRECTLY IMPOSED UPON, INCURRED BY OR ASSERTED OR AWARDED AGAINST ADMINISTRATIVE AGENT AND THE LENDERS OR THEIR AFFILIATES IN CONNECTION WITH, ARISING FROM OR RELATING TO ANY ACTION OR ACTIONS TAKEN BY ADMINISTRATIVE AGENT PURSUANT TO THIS SECTION, OTHER THAN ANY LOSS, LIABILITY, DAMAGE, SUIT, CLAIM, EXPENSE, FEE OR COST ARISING SOLELY BY REASON OF ADMINISTRATIVE AGENT’S WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OR OMISSIONS. BORROWER’S DUTY AND OBLIGATION TO DEFEND, INDEMNIFY AND HOLD HARMLESS ADMINISTRATIVE AGENT AND THE LENDERS SHALL SURVIVE THE PAYMENT OF THE OBLIGATIONS AND THE RELEASE, PARTIAL RELEASE OR FORECLOSURE (OR ACTION IN LIEU OF FORECLOSURE) OF THE LIEN OF THE SECURITY INSTRUMENT, AND THE EXERCISE BY ADMINISTRATIVE AGENT OF ANY AND ALL REMEDIES SET FORTH HEREIN OR IN THE OTHER LOAN DOCUMENTS.
(e)    So long as no Event of Default has occurred, Borrower may continue to receive and exercise all of its rights, benefits and privileges under the Construction Contracts, except as herein restricted or provided otherwise.
(f)    Neither this assignment nor any action or actions on the part of Administrative Agent shall constitute an assumption of any of the covenants, agreements or obligations of

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Borrower by Administrative Agent and Lenders under the Construction Contracts and Borrower shall continue to be liable for all such covenants, agreements or obligations. BORROWER SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS ADMINISTRATIVE AGENT AND THE LENDERS AND ITS AFFILIATES FROM AND AGAINST ANY AND ALL LOSSES, LIABILITIES, OBLIGATIONS, PENALTIES, CLAIMS, FINES, LOST PROFITS, DEMANDS, LITIGATION, DEFENSES, COSTS, JUDGMENTS, SUITS, PROCEEDINGS, DAMAGES, DISBURSEMENTS OR EXPENSES OF ANY KIND OR NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, ATTORNEYS’ FEES AND EXPENSES), CONSEQUENTIAL OR OTHERWISE, WHICH MAY AT ANY TIME BE EITHER DIRECTLY OR INDIRECTLY IMPOSED UPON, INCURRED BY OR ASSERTED OR AWARDED AGAINST ADMINISTRATIVE AGENT AND THE LENDERS OR ANY OF THEIR AFFILIATES IN CONNECTION WITH, ARISING FROM OR RELATING TO ANY FAILURE OF BORROWER TO PERFORM AND OBSERVE ANY OF SUCH OBLIGATIONS, OTHER THAN ANY LOSS, LIABILITY, DAMAGE, SUIT, CLAIM, EXPENSE, FEE OR COST ARISING SOLELY BY REASON OF ADMINISTRATIVE AGENT’S WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OR OMISSIONS. BORROWER’S DUTY AND OBLIGATION TO DEFEND, INDEMNIFY AND HOLD HARMLESS ADMINISTRATIVE AGENT AND THE LENDERS SHALL SURVIVE THE PAYMENT OF THE OBLIGATIONS AND THE RELEASE, PARTIAL RELEASE OR FORECLOSURE (OR ACTION IN LIEU OF FORECLOSURE) OF THE LIEN OF THE SECURITY INSTRUMENT, AND THE EXERCISE BY ADMINISTRATIVE AGENT OF ANY AND ALL REMEDIES SET FORTH HEREIN OR IN THE OTHER LOAN DOCUMENTS.
Administrative Agent shall have the right, at any time (but shall have no obligation), to take in its name or in the name of Borrower or otherwise, such lawful action as Administrative Agent may at any time or from time to time reasonably determine to be necessary to protect the rights of Administrative Agent and Lenders as the assignee of Borrower hereunder. Administrative Agent shall incur no liability on account of any action taken by it or on its behalf in good faith pursuant to the foregoing sentence or otherwise hereunder, whether or not the same shall prove to be improper, inadequate or invalid, in whole or in part.
ARTICLE 9

A&D LOANS
Section 9.1    A&D Loans. Prior to the expiration of the New Collateral Acceptance Period, Borrower may request that the Lenders make one or more A&D Loans. Administrative Agent, in its sole and absolute discretion may agree to make one or more A&D Loans available to Borrower on the basic terms specified in the related A&D Project Loan Sheet at the time of the approval of such A&D Loan. Notwithstanding the Borrower’s compliance with all of the terms of this Agreement, Administrative Agent may establish unique requirements, terms and conditions for each A&D Loan and may decline to make any A&D Loan available during term of this Agreement.

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Among the conditions that Borrower must satisfy before Administrative Agent will consider Borrower’s request for an A&D Loan, are the A&D Loan Closing Conditions. Upon approval of a specific A&D Loan, Borrower and Administrative Agent will execute an A&D Project Loan Sheet which will specify the A&D Loan Amount, the A&D Loan Maturity Date, and the A&D Partial Release Prices, and include an A&D Budget, and such other terms, conditions and agreements as Administrative Agent may require. The maximum amount of all Credit Facility proceeds that are either (a) advanced and outstanding for A&D Loans, or (b) not advanced, but committed for A&D Loans, at any one time, shall never exceed the amount of the A&D Loan Subfacility.
Section 9.2    A&D Loan Minimum Standards. Each A&D Loan shall adhere to the following minimum standards, in addition to such other requirements, terms and conditions that Administrative Agent may establish from time to time:
(a)    The A&D Loan Amount for any A&D Project shall not exceed the Maximum Credit Amount for the Land and A&D Improvements (if any) contemplated for such A&D Project;
(b)    The A&D Loan Maturity Date shall be no more than twenty-four (24) months after the origination of the applicable A&D Loan; and
(c)    The A&D Partial Release Price shall result in one hundred twenty-five percent (125%) acceleration for the repayment of the applicable A&D Loan.
Section 9.3    A&D Subfacility is Revolving; Each A&D Loan May or May Not Revolve.
(a)    The A&D Subfacility shall constitute a revolving line of credit. Each A&D Loan, however, may constitute a non–revolving line of credit, or a revolving line of credit, as determined by Administrative Agent in its sole discretion.
(b)    The Lenders will make Advances under the A&D Subfacility to Borrower under individual A&D Loans from time to time on any Business Day in such amounts as Borrower may request up to the maximum amount approved for each said A&D Loan, subject to the terms and conditions of the applicable A&D Project Loan Sheet, and the A&D Budget Allocations set forth in the applicable A&D Budget. All sums due and owing under each A&D Loan shall be paid in full on or prior to the earlier to occur of (i) the Maturity Date, or (ii) A&D Loan Maturity Date.
Section 9.4    A&D Loan Advances. The following provisions apply to each and every A&D Loan made under the A&D Subfacility.
(a)    Purpose of A&D Loan Advances. The purposes for which A&D Loan proceeds are allocated and the respective amounts of such A&D Budget Allocations are set forth in the applicable A&D Budget for said A&D Loan, as approved by Administrative Agent in the applicable A&D Project Loan Sheet. Advances for each A&D Loan shall only be disbursed in accordance with the A&D Budget Allocations set forth in the A&D Budget.

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The Lenders shall not be obligated to make an Advance under any A&D Loan for an A&D Budget Allocation set forth in an A&D Budget to the extent that the amount of the Advance for such A&D Budget Allocation would, when added to all prior Advances for such A&D Budget Allocation, exceed the total of such A&D Budget Allocation as set forth in said A&D Budget.
(b)    Limitation on A&D Loan Advances. To the extent that A&D Loan proceeds disbursed by Administrative Agent pursuant to the A&D Budget Allocations set forth in the applicable A&D Budget are insufficient to pay all costs required for the applicable element of the subject A&D Project, Borrower shall pay any and all excess costs for such element with funds derived from sources other than the A&D Loan (i.e., Borrower’s own funds). Under no circumstances shall the Lenders be required to disburse any proceeds of any A&D Loan in excess of the minimum amount set forth in the A&D Project Loan Sheet for said A&D Loan. Borrower shall be limited to two (2) Advances under each A&D Loan per calendar month; provided, however, that Administrative Agent may, in its sole discretion, but without any obligation to do so, allow more than two (2) Advances in any calendar month.
(c)    Request for A&D Loan Advances. Borrower may request Advances under any A&D Loan by submitting both a Draw Request and an A&D Draw Request to Administrative Agent, and by complying with the other terms and conditions set forth in Section 10.1 of this Agreement. No Advances shall be made under any A&D Loan after the earlier to occur of (i) the expiration of the Advance Period, or (ii) the applicable A&D Loan Advance Termination Date. No Advance (whether interim or final) under any A&D Loan shall be made unless all conditions precedent to such Advance have been satisfied.
Section 9.5    Reallocation Among A&D Budget Line Items. Administrative Agent reserves the right, at its option, to disburse A&D Loan proceeds reserved to any of the A&D Budget Allocations for such other purposes or in such different proportions as Administrative Agent may reasonably deem necessary or advisable. Borrower shall not be entitled to require that Administrative Agent reallocate A&D Loan funds among the A&D Budget Allocations. With respect to any amount allocated in an A&D Budget for “contingencies” or other non–specific purposes (a) Administrative Agent, in its sole discretion, may disburse such amounts to pay future contingent costs and expenses of completing, maintaining, leasing and promoting the A&D Project and such other costs or expenses as Administrative Agent shall approve, (b) under no circumstances shall Borrower have the right to require Administrative Agent to disburse any amounts so allocated, and (c) Administrative Agent may impose such requirements and conditions as it deems prudent and necessary should it elect to disburse all or any portion of the amounts so allocated.
Section 9.6    Retainage. Administrative Agent, at its sole discretion, may require and is hereby authorized to retain, undisbursed from any Advance, the amount required by law as “retainage” to protect Administrative Agent, the Lenders and Borrower from lien claims of subcontractors, laborers and materialmen. If retainage is not specifically authorized or directed by law, Administrative Agent shall have the right, in its sole discretion, to retain up to ten percent (10%) of the amount payable to each Contractor or subcontractor until the applicable A&D Project has

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been completed in accordance with the Plans and Specifications to Administrative Agent’s satisfaction, and upon Borrower’s written request therefor, accompanied by an affidavit from Contractor that all bills for labor and materials have been paid, and final lien releases from the Contractor and from any subcontractors, materialmen and laborers as requested by Administrative Agent.
Section 9.7    Withholding. Administrative Agent may (a) withhold from an Advance, or (b) on account of subsequently discovered evidence, withhold from a later Advance, or (c) require Borrower to repay to Administrative Agent the whole or any part of any earlier Advance such sum as may be necessary to protect Administrative Agent and the Lenders from loss on account of (i) defective work not remedied or requirements of this Agreement not performed, (ii) liens filed or reasonable evidence indicating probable filing of liens, (iii) failure of Borrower to make payments to subcontractors for material or labor, or (iv) a reasonable doubt that the construction can be completed from the balance of the A&D Loan then undisbursed. When all such grounds are removed, payment shall be made of the applicable amount withheld.
Section 9.8    Voluntary Prepayments; Partial Release Payments.
(a)    Voluntary Prepayments. Borrower may at its option prepay the principal amount of any A&D Loan outstanding hereunder at any time in whole or from time to time in part without premium or penalty, upon giving Administrative Agent prior notice of the aggregate principal amount to be prepaid, together with accrued interest thereon to the date of prepayment; provided, however, that (i) any prepayment made pursuant to this Section 9.8(a) shall not constitute a prepayment pursuant to Section 9.8(b), and (ii) any sum prepaid by Borrower under an A&D Loan may not be re-borrowed by Borrower under the same A&D Loan.
(b)    Payments as a Result of Lot Sales or Refinancing. Except as provided in Section 9.8(c) below for Lots upon which a House will be constructed with proceeds of the Credit Facility, Administrative Agent agrees (provided that no Default or Event of Default has occurred and is continuing) to release individual Lots from any Security Instrument which are financed under an A&D Loan upon payment by Borrower to Administrative Agent of the A&D Partial Release Price and all other amounts due under this and any other agreements between the parties. Furthermore, except as provided in Section 9.8(c) below for Entitled Land upon which A&D Improvements will be constructed with proceeds of the Credit Facility, Administrative Agent agrees (provided that no Default or Event of Default has occurred and is continuing) to release individual parcels of Entitled Land from any Security Instrument which are financed under the Credit Facility upon payment by Borrower to Administrative Agent of the Partial Release Price and all other amounts due under this and any other agreements between the parties. Upon payment by Borrower of the appropriate A&D Partial Release Price or Partial Release Price and any additional sums as provided in this Section, Administrative Agent will prepare and execute a partial release of lien in the form required by Administrative Agent.
(c)    No Release from Security Instrument. Notwithstanding anything to the contrary contained in this Agreement or the Loan Documents, there shall not be any partial

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releases of Lots from the Security Instrument upon payment of the A&D Partial Release Price for said Lot (a) if the Lot is to be improved by the construction of a House financed through the Credit Facility, and (b) until the completed House and the associated Lot are sold to an independent third-party pursuant to an Approved Sales Contract. In the event the Borrower elects to finance the construction of a House on any Lot from a source other than the Credit Facility, so long as no Default or Event of Default has occurred and is continuing, then Administrative Agent will promptly release its liens against said Lot upon payment of the A&D Partial Release Price for said Lot. Furthermore, there shall not be any partial releases of parcels of Entitled Land from the Security Instrument upon payment of the Partial Release Price for said parcel of Entitled Land if the parcel is to be improved with A&D Improvements financed through the Credit Facility. In the event the Borrower elects to finance the construction of A&D Improvements on any parcel of Entitled Land from a source other than the Credit Facility, so long as no Default or Event of Default has occurred and is continuing, then Administrative Agent will promptly release its liens against said parcel upon payment of the Partial Release Price for said parcel.
(d)    Repayment of A&D Loan. Notwithstanding any other provision of this Agreement to the contrary, an A&D Loan made hereunder shall not be deemed to have been paid in full merely because it has a zero (0) balance if any portion of the A&D Loan commitment remains undisbursed, unless Borrower relinquishes in writing its right to obtain any further Advances under said A&D Loan. In the event the commitment for said A&D Loan is not relinquished and the A&D Loan has a zero (0) balance, then Administrative Agent shall continue to collect the A&D Partial Release Price.
(e)    Partial Release Expenses. Borrower shall pay all costs and expenses of Administrative Agent arising in connection with any partial release of any Lot or any Land from the lien of any Security Instrument, including (but not limited to), reasonable legal fees of Administrative Agent’s counsel, all Title Insurance premiums arising as a result of endorsements required by Administrative Agent in connection with such partial release and all other costs arising in connection with the execution and delivery of the partial release of said Lot or Land.
(f)    Acceptance of Partial Releases. If Administrative Agent accepts any payment or issues any partial releases, it shall not affect Borrower’s obligation to repay all amounts which are owing under the Loan Documents or any portion of the Mortgaged Property secured by the Security Instrument which is not released. If Administrative Agent does not require satisfaction of all of the conditions described above before releasing one or more Lots or any Land, that alone shall not be a waiver of such conditions, and Administrative Agent reserves the right to require their satisfaction in full before releasing any further Lots or Land from the Security Instrument.
(g)    Application of Release Prices. All sums so paid for partial releases under an A&D Loan shall be applied toward reduction of the outstanding principal balance of the Notes. To the extent mandatory or voluntary payments are made to reduce the amount of Obligations in connection with any A&D Loan, and no partial release is requested hereunder

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at the time of such payments, the amount of such payments shall not constitute a credit to Borrower against the A&D Partial Release Prices due for future partial releases.
(h)    No Interference with Ingress/Egress. No portion of any Mortgaged Property shall be released from the Security Instrument if such partial release would unreasonably interfere with ingress and egress to and from the portions of the Mortgaged Property not yet released, or otherwise unreasonably burden, restrict, or harm the value of the unreleased portions.
Section 9.9    Mandatory Prepayments. At all times during the term of each A&D Loan, the unpaid principal balance of an A&D Loan shall not exceed the lesser of (a) the applicable A&D Loan Amount, or (b) the Maximum Credit Amount of the applicable A&D Project. If for any reason the unpaid principal balance of any A&D Loan exceeds the lesser of such amounts, then Borrower shall, upon Administrative Agent’s demand, immediately pay Administrative Agent the amount necessary to reduce the unpaid principal balance of said A&D Loan to an amount that would cause Borrower to comply with the previous sentence.
Section 9.10    MUD Receivables. For certain A&D Projects, the costs for constructing utility infrastructure may be reimbursed by the applicable municipal utility district (such reimbursements are referred to herein as “MUD Receivables”). At the time of the origination of an A&D Loan for an A&D Project where MUD Receivables are anticipated, Borrower shall execute such instruments as Administrative Agent may reasonably require to assign the MUD Receivables to Administrative Agent as additional collateral for payment of the Notes. Furthermore, Administrative Agent may condition Advances for such A&D Loan conditioned upon the applicable municipal utility district’s execution and delivery to Administrative Agent of a written acknowledgment of the assignment of the MUD Receivables, in form and content reasonably acceptable to Administrative Agent.
Section 9.11    A&D Loan Closing Conditions. Administrative Agent’s agreement to make any A&D Loan shall be shall be subject to the receipt and approval by Administrative Agent (in its sole discretion) of the following documents, certificates and other matters (together with such other documents, instruments, certificates and matters as Administrative Agent may require) (at Borrower’s cost and expense):
(a)    Administrative Agent shall have received an A&D Project Loan Sheet, duly executed by Borrower.
(b)    Administrative Agent shall have received evidence from Borrower of any required initial equity funds in the form of either cash or verified prepaid expenses.
(c)    Administrative Agent shall have received certified copies of resolutions or consents for each entity comprising Borrower that is involved in the A&D Project, if such entity is a corporation or a limited liability company, or a certified copy of a consent of partners, if such entity is a partnership, or a certified copy of a consent of members, if such entity is a limited liability company authorizing execution, delivery and performance of the A&D Project Loan Sheet and all of the Loan Documents and, along with such certificates of existence, certificates of good standing and other certificates or documents as Administrative Agent may require.

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(d)    Administrative Agent shall have received true copies of all organization and entity documents of each entity comprising Borrower that is involved in the A&D Project, including all amendments or supplements thereto, along with such certificates or other documents as Administrative Agent may require.
(e)    Administrative Agent shall have received evidence that the Lots, streets and other material improvements of the A&D Project will not be located within any designated flood plain or special flood hazard area.
(f)    Administrative Agent shall have received evidence of compliance with all Governmental Requirements.
(g)    Administrative Agent shall have received a full‑size, single sheet copy of all recorded or planned subdivision or plat maps of the Land approved (to the extent required by Governmental Requirements) by all Governmental Authorities, if applicable, and legible copies of all instruments representing exceptions to the state of title to the Property.
(h)    Administrative Agent shall have received copies of the insurance policies described in this Agreement.
(i)    Administrative Agent shall have received the Title Insurance.
(j)    Administrative Agent shall have received from Borrower such other instruments, evidence and certificates as Administrative Agent may reasonably require, including the items indicated below:
(i)    Evidence that all the streets furnishing access to the Land have been dedicated to public use and installed and accepted by applicable Governmental Authorities.
(ii)    A final and recorded subdivision or tract map, or a current survey of the Land prepared by a registered surveyor or engineer and certified to Administrative Agent, Borrower and Title Company, in form and substance acceptable to Administrative Agent, showing all easements, building or setback lines, rights‑of‑way and dedications affecting the Land and showing no state of facts objectionable to Administrative Agent.
(iii)    Evidence satisfactory to Administrative Agent showing the availability of all necessary utilities at the boundary lines of the Land, including sanitary and storm sewer facilities, potable water, telephone, electricity, gas, and municipal services.
(iv)    Evidence that the current and proposed use of the Land and the construction of the proposed A&D Improvements (as contemplated by the Plans and Specifications) complies with all Governmental Requirements and any other parties or persons having approval or consent rights with respect to the Plans and Specifications.
(v)    The A&D Budget, together with a cost breakdown satisfactory to Administrative Agent showing the Total Costs, including, but not limited to, such related non‑construction items as interest during construction, commitment, legal, design professional and real estate agents’ fees, plus the amount of the Land cost and direct construction costs of the A&D Improvements required to be paid to satisfactorily complete

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the A&D Improvements, free and clear of liens or claims for liens for material supplied and for labor services performed.
(vi)    Original or a copy of the proposed Construction Contract.
(vii)    Original or a copy of each fully executed Design Professional’s Agreement.
(viii)    A copy of the Plans and Specifications for the A&D Improvements (as approved by all applicable Governmental Authorities and any other parties or persons having consent or approval rights).
(ix)    All building permit(s), grading permit(s) and all other permits required with respect to the construction of the A&D Improvements.
(x)    Evidence that all applicable zoning ordinances and restrictive covenants affecting the Land permit the use for which the A&D Improvements are intended and have been or will be complied with.
(xi)    If requested by Administrative Agent, copies of all subcontracts and agreements pertaining to the development, construction and completion of the A&D Improvements or pertaining to materials to be used in connection therewith, together with a schedule of anticipated dates and amounts of each Advance for the same.
(xii)    Environmental site assessment report with respect to the Land prepared by a firm of engineers approved by Administrative Agent, which report shall be satisfactory in form and substance to Administrative Agent, certifying that there is no evidence that any Hazardous Materials has been generated, treated, stored or disposed of on any of the Land and none exists on, under or at the Land.
(xiii)    A soils and geological report covering the Land issued by a laboratory approved by Administrative Agent, which report shall be satisfactory in form and substance to Administrative Agent, and shall include a summary of soils test borings.
(k)    Administrative Agent shall have ordered and received, at Borrower’s expense, the Appraisal, prepared by an appraiser acceptable to Administrative Agent and presented and based upon such standards as may be required by Administrative Agent.
(l)    Borrower shall furnish to Administrative Agent a copy of the purchase contract or other evidence satisfactory to Administrative Agent with respect to the cost of the Land financed under the A&D Loan.
(m)    Administrative Agent shall have received and approved (in writing) any and all development agreements encumbering the Land; and in connection therewith, Administrative Agent shall have received written verification of any development fees or impositions (whether imposed by any Governmental Authority or otherwise) and shall have confirmed that such fees are included in the A&D Budget.
(n)    Administrative Agent shall have received such other documents as it may reasonably have requested at any time at or prior to the closing.

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ARTICLE 10

SECURITY
Section 10.1    Collateral. To secure full and complete payment and performance of the Obligations, Borrower shall, and shall cause the other Obligated Parties to, execute and deliver or cause to be executed and delivered all of the Security Instruments required by Administrative Agent covering the Collateral. Borrower shall execute and cause to be executed such further documents and instruments, including without limitation, UCC financing statements, as Administrative Agent, in its sole discretion, deems necessary or desirable to create, evidence, preserve, and perfect its liens and security interests in the Collateral and maintain the priority thereof as required by the Loan Documents.
Section 10.2    Setoff. If an Event of Default exists, Administrative Agent and each Lender shall have the right to set off against the Obligations under the Loan Documents, at any time and without notice to Borrower, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Administrative Agent or such Lender to Borrower whether or not the Obligations under the Loan Documents are then due; provided that in the event that any Defaulting Lender shall exercise any such right of setoff: (a) all amounts so set off shall be paid over immediately to Administrative Agent for further application in accordance with the provisions of Section 16.22 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of Administrative Agent and Lenders; and (b) such Defaulting Lender shall provide promptly to Administrative Agent a statement describing in reasonable detail the Obligations under the Loan Documents owing to such Defaulting Lender as to which it exercised such right of setoff. Each amount set off shall be paid to Administrative Agent for application to the Obligations under the Loan Documents in the order set forth in Section 14.3. As further security for the Obligations, Borrower hereby grants to Administrative Agent and each Lender a security interest in all money, instruments, and other Property of Borrower now or hereafter held by Administrative Agent or such Lender, including, without limitation, Property held in safekeeping. In addition to Administrative Agent’s and each Lender’s right of setoff and as further security for the Obligations, Borrower hereby grants to Administrative Agent and each Lender a security interest in all deposits (general or special, time or demand, provisional or final) and other accounts of Borrower now or hereafter on deposit with or held by Administrative Agent or such Lender and all other sums at any time credited by or owing from Administrative Agent or such Lender to Borrower. The rights and remedies of Administrative Agent and each Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Administrative Agent or such Lender may have.
Section 10.3    Authorization to File Financing Statements. Borrower and each other Obligated Party that has granted a security interest in connection herewith authorizes Administrative Agent to complete and file, from time to time, financing statements naming Borrower or such other Obligated Party, as applicable, as debtor.
ARTICLE 11

REPRESENTATIONS AND WARRANTIES

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To induce Administrative Agent and Lenders to enter into this Agreement, and to make Credit Extensions hereunder, Borrower represents and warrants to Administrative Agent and Lenders that:
Section 11.1    Entity Existence. Each Borrower (a) is duly incorporated or organized, as the case may be, validly existing, and in good standing under the Laws of the jurisdiction of its incorporation or organization; (b) has all requisite power and authority to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to so qualify could result in a Material Adverse Event. Each Borrower has the power and authority to execute, deliver, and perform its obligations under this Agreement and the other Loan Documents to which it is or may become a party.
Section 11.2    Financial Statements; Etc. Parent has delivered to Administrative Agent audited financial statements of Parent and its Subsidiaries for the fiscal year ended December 31, 2013. Such financial statements are true and correct, have been prepared in accordance with GAAP, and fairly and accurately present, on a consolidated basis, the financial condition of Parent and its Subsidiaries as of the respective dates indicated therein and the results of operations for the respective periods indicated therein. Neither Parent nor any of its Subsidiaries has any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments, unrealized or anticipated losses from any unfavorable commitments except as referred to or reflected in such financial statements. No Material Adverse Event has occurred since the effective date of the financial statements referred to in this Section 11.2. All projections delivered by Parent to Administrative Agent and Lenders have been prepared in good faith, with care and diligence and using assumptions that are reasonable under the circumstances at the time such projections were prepared and delivered to Administrative Agent and Lenders and all such assumptions are disclosed in the projections. Other than Debt otherwise permitted by Section 13.1, Parent and each of its Subsidiaries have no Debt.
Section 11.3    Action; No Breach. The execution, delivery, and performance by each of Borrower and each other Obligated Party of this Agreement and the other Loan Documents to which such Person is or may become a party and compliance with the terms and provisions hereof and thereof have been duly authorized by all requisite action on the part of such Person and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the Constituent Documents of such Person, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (iii) any agreement or instrument to which such Person is a party or by which it or any of its Properties is bound or subject which could result in a Material Adverse Event, or (b) constitute a default under any such agreement or instrument which could result in a Material Adverse Event, or result in the creation or imposition of any Lien (other than Permitted Liens) upon any of the revenues or assets of such Person.
Section 11.4    Operation of Business. Each Borrower possesses all licenses, permits, consents, authorizations, franchises, patents, copyrights, trademarks, and trade names, or rights thereto, necessary to conduct its respective businesses substantially as now conducted and as presently proposed to be conducted, and neither Borrower nor any of its Subsidiaries is in violation

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of any valid rights of others with respect to any of the foregoing which could result in a Material Adverse Event.
Section 11.5    Litigation and Judgments. Except as specifically disclosed in Schedule 11.5 as of the date hereof, there is no action, suit, investigation, or proceeding before or by any Governmental Authority or arbitrator pending, or to the knowledge of Borrower, threatened against or affecting Borrower or any other Obligated Party that could, if adversely determined, result in a Material Adverse Event. There are no outstanding judgments against Borrower or any other Obligated Party.
Section 11.6    Rights in Properties; Liens. Each Borrower has good and indefeasible title to its respective Properties, including the Properties reflected in the financial statements described in Section 11.2, and none of the Properties of Borrower is subject to any Lien, except Permitted Liens and Liens in favor of Texas Capital Bank being assigned to Administrative Agent.
Section 11.7    Enforceability. This Agreement constitutes, and the other Loan Documents to which Borrower or any other Obligated Party is a party, when delivered, shall constitute legal, valid, and binding obligations of such Person, enforceable against such Person in accordance with their respective terms, except as limited by Debtor Relief Laws.
Section 11.8    Approvals. No authorization, approval, or consent of, and no filing or registration with, any Governmental Authority or third party is or will be necessary for the execution, delivery, or performance by Borrower or any other Obligated Party of this Agreement and the other Loan Documents to which such Person is or may become a party or the validity or enforceability thereof, except for approvals and permits to be obtained from Governmental Authorities in the ordinary course of business in connection with the construction of Houses or A&D Improvements.
Section 11.9    Taxes. Each Borrower has filed all tax returns (federal, state, and local) required to be filed, including all income, franchise, employment, Property, and sales tax returns, and has paid all of their respective liabilities for taxes, assessments, governmental charges, and other levies that are due and payable, other than taxes the payment of which is being contested in good faith and by appropriate proceedings and reserves for the payment of which are being maintained in accordance with GAAP. Borrower knows of no pending investigation of Borrower by any taxing authority or of any pending but unassessed tax liability of Borrower. Neither Parent nor any its Subsidiaries are a party to any tax sharing agreement.
Section 11.10    Use of Proceeds; Margin Securities. The proceeds of the Credit Facility shall be used by Borrower for the purposes set forth in Section 4.1. No Borrower is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T, U, or X of the Board of Governors of the Federal Reserve System), and no part of the proceeds of the Credit Facility will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.
Section 11.11    ERISA. Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter

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is currently being processed by the IRS with respect thereto and, to the knowledge of Borrower, nothing has occurred which would prevent, or cause the loss of, such qualification. No application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan. There are no pending or, to the knowledge of Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan. There has been no Prohibited Transaction or violation of the fiduciary responsibility rules with respect to any Plan. No ERISA Event has occurred or is reasonably expected to occur. No Plan has any Unfunded Pension Liability. No Obligated Party or ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Plan (other than premiums due and not delinquent under Section 4007 of ERISA). No Obligated Party or ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan. No Obligated Party or ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.
Section 11.12    Disclosure. Taken as a whole, the statements, information, reports, representations and warranties made by Borrower or any other Obligated Party in this Agreement or in any other Loan Document or furnished to Administrative Agent or any Lender in connection with this Agreement or any of the transactions contemplated hereby do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to Borrower which is a Material Adverse Event, or which could reasonably be anticipated to become a Material Adverse Event that has not been disclosed in writing to Administrative Agent and each Lender.
Section 11.13    Subsidiaries. Parent has no Subsidiaries other than those listed on Schedule 11.13 (and, if subsequent to the Closing Date, such additional Subsidiaries as have been formed or in compliance with Section 12.12). Schedule 11.13 sets forth the jurisdiction of incorporation or organization of each such Subsidiary, and all of such Subsidiaries are wholly-owned by Parent. All of the outstanding capital stock or other equity interests of each Subsidiary described on Schedule 11.13 has been validly issued, is fully paid, and is nonassessable. There are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock or similar options granted to employees or directors and directors’ qualifying shares) of any nature relating to any equity interests of Parent or any of its Subsidiaries.
Section 11.14    Agreements. No Borrower is a party to any indenture, loan, or credit agreement, or to any lease or other agreement or instrument, or subject to any charter or corporate or other organizational restriction, in each case which could result in a Material Adverse Event. No Borrower is in default in any respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument material to its business to which it is a party which could result in a Material Adverse Event.
Section 11.15    Compliance with Laws. No Borrower is in violation in any material respect of any law, rule, regulation, order, or decree of any Governmental Authority or arbitrator.
Section 11.16    Inventory. All Houses and Lots of Borrower have been and will hereafter be constructed in compliance with all applicable Laws, rules, regulations, and governmental

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standards, including, without limitation, the minimum wage and overtime provisions of the Fair Labor Standards Act (29 U.S.C. §§ 201-219).
Section 11.17    Regulated Entities. No Borrower is (a) an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940 or (b) subject to regulation under any other federal or state statute, rule or regulation limiting its ability to incur Debt, pledge its assets or perform its obligations under the Loan Documents.
Section 11.18    Foreign Assets Control Regulations and Anti-Money Laundering. Each Obligated Party and each Subsidiary of each Obligated Party is and will remain in compliance in all material respects with all United States economic sanctions Laws, executive orders and implementing regulations as promulgated by OFAC, and all applicable anti-money laundering and counter-terrorism financing provisions of the Bank Secrecy Act and all regulations issued pursuant to it. No Obligated Party and no Subsidiary or Affiliate of any Obligated Party (a) is a Person designated by the United States government on the list of the Specially Designated Nationals and Blocked Persons (the “SDN List”) with which a United States Person cannot deal with or otherwise engage in business transactions, (b) is a Person who is otherwise the target of United States economic sanction Laws such that a United States Person cannot deal or otherwise engage in business transactions with such Person, or (c) is controlled by (including without limitation by virtue of such person being a director or owning voting shares or interests), or acts, directly or indirectly, for or on behalf of, any person or entity on the SDN List or a foreign government that is the target of United States economic sanctions prohibitions such that the entry into, or performance under, this Agreement or any other Loan Document would be prohibited under United States law.
Section 11.19    Patriot Act. The Obligated Parties, each of their Subsidiaries, and each of their Affiliates are in compliance with (a) the Trading with the Enemy Act, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B Chapter V, as amended), and all other enabling legislation or executive orders relating thereto, (b) the Patriot Act, and (c) all other federal or state Laws relating to “know your customer” and anti-money laundering rules and regulations. No part of the proceeds of the Credit Facility will be used directly or indirectly for any payments to any government official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977.
Section 11.20    Insurance. The properties of Borrower are insured with financially sound and reputable insurance companies not Affiliates of Borrower, in such amounts (after giving effect to any self-insurance compatible with the following standards), with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where Borrower or the applicable Subsidiary operates.
Section 11.21    Solvency. Each Borrower is Solvent and have not entered into any transaction with the intent to hinder, delay or defraud a creditor.

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Section 11.22    Security Instruments. The provisions of the Security Instruments are effective to create in favor of Administrative Agent for the benefit of the Secured Parties a legal, valid and enforceable Lien (subject to Permitted Liens) on all right, title and interest of the respective Obligated Parties party thereto in the Collateral. Except for filings completed prior to the Closing Date and as contemplated hereby and by the Security Instruments, no filing or other action will be necessary to perfect such Liens in Collateral.
Section 11.23     Labor Matters. There are no labor controversies pending, or to the best knowledge of Borrower, threatened against Borrower which could result in a Material Adverse Event.
Section 11.24    Utilities. All utility services, including, without limitation, gas, water, sewage, electrical and telephone, necessary for the construction and occupancy of the Houses which constitute Collateral are available at or within the boundaries of each such Lot or A&D Project.
Section 11.25    Americans With Disabilities Act Compliance. If applicable, the Houses have been designed and shall be constructed and completed, and thereafter maintained, in strict accordance and full compliance with all of the requirements of the Americans with Disabilities Act, of July 26, 1990, Pub. L. No. 101‑336, 104 Stat. 327, 42 U.S.C. § 12101, et seq., and with applicable state and local laws, as each may be amended from time to time. Borrower shall be responsible for the cost of compliance with the ADA and all other applicable laws.
Section 11.26    Access. With respect to each House or Lot, all roads necessary for the full utilization of the Lots and/or Houses for their intended purposes have been completed, dedicated and accepted by the appropriate Governmental Authority. With respect to each A&D Project, all roads necessary to access the Land have been completed, dedicated and accepted by the appropriate Governmental Authority.
Section 11.27    No Commencement. With respect to each House or Lot, as of the date of each applicable Security Instrument, no steps to commence construction on the applicable Lot, including steps to clear or otherwise prepare such Lot for construction thereon or the delivery of material for use in construction of the House, have been taken. With respect to each A&D Project, as of the date of each applicable Security Instrument, no steps to commence construction on the applicable Land, including steps to clear or otherwise prepare such Lots for construction thereon or the delivery of material for use in construction of the A&D Improvements, have been taken.
Section 11.28    Interstate Land Sales Act. Borrower’s construction of the Houses and A&D Improvements and the sale of Lots and/or Houses are exempt from the registration under and any requirements of the Interstate Land Sales Full Disclosure Act and the regulations promulgated thereunder.
Section 11.29    Required Documentation. Borrower has in its possession the instruments, evidence, items and certificates specified below, and Borrower shall provide copies of such materials to Administrative Agent upon Administrative Agent’s request:

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(a)    With respect to Lots and Houses, evidence that all the streets furnishing access to the Lots and/or Houses have been fully completed, dedicated to public use and accepted by applicable Governmental Authorities. With respect to A&D Projects, evidence that all the streets furnishing access to the Land have been fully completed, dedicated to public use and accepted by applicable Governmental Authorities
(b)    With respect to Lots and Houses, evidence satisfactory to Administrative Agent the availability of all necessary utilities at the boundary lines of each Lot, including sanitary and storm sewer facilities, potable water, telephone, electricity, gas, and municipal services. With respect to A&D Projects, evidence satisfactory to Administrative Agent showing the availability of all necessary utilities at the boundary lines of each parcel of Land, including sanitary and storm sewer facilities, potable water, telephone, electricity, gas, and municipal services.
(c)    Evidence that the proposed use of the Land, Lots and/or Houses and, as applicable, construction of the Houses or A&D Improvements complies with all Governmental Requirements.
(d)    A cost breakdown for each House or A&D Project satisfactory to Administrative showing the Total Costs and other costs required to be paid to satisfactorily complete the House or A&D Project, free and clear of liens or claims for liens for material supplied and for labor services performed.
(e)    Original or a copy of each fully executed Construction Contract and Design Professional’s Agreement, if applicable.
(f)    Waiver of lien or lien subordination agreement(s) executed by Contractor and by each contractor, subcontractor, laborer and supplier furnishing labor or materials for the construction of the Houses or A&D Improvements, in a form acceptable to Administrative Agent.
(g)    A copy of the Plans and Specifications for each House or A&D Project.
(h)    Building permit(s) and all other permits required with respect to the construction of the Houses and A&D Improvements.
(i)    Evidence that all applicable zoning ordinances and restrictive covenants affecting the Mortgaged Property permit the use for which the Mortgaged Property is intended and have been or will be complied with.
ARTICLE 12

AFFIRMATIVE COVENANTS
Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Letter of Credit shall remain outstanding or any Lender has any Commitment hereunder:

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Section 12.1    Reporting Requirements. Borrower will furnish to Administrative Agent (with copies for each Lender):
(a)    Borrower Annual Financial Statements. As soon as available, and in any event within ninety (90) days after the last day of each fiscal year of Borrower, beginning with the fiscal year ending December 31, 2014, a copy of the annual audit report of Borrower and its Subsidiaries for such fiscal year containing, on a consolidated basis, balance sheets and statements of income, retained earnings, and cash flow as of the end of such fiscal year and for the twelve (12)-month period then ended, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and audited and certified by Ernst & Young LLP, or other independent certified public accountants of recognized standing acceptable to Administrative Agent, to the effect that such report has been prepared in accordance with GAAP and containing no material qualifications or limitations on scope. If Borrower prepared consolidating financial statements in addition to consolidated financial statements, then Borrower shall provide both the consolidated and consolidating financial statements;
(b)    Borrower Quarterly Financial Statements. As soon as available, and in any event within forty-five (45) days after the last day of the first three (3) fiscal quarters of each fiscal year of Borrower, a copy of an unaudited financial report of Borrower and its Subsidiaries as of the end of such fiscal quarter and for the portion of the fiscal year then ended, containing, consolidated balance sheets and statements of income, retained earnings, and cash flow, in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail certified by a Responsible Officer of Borrower to have been prepared in accordance with GAAP, including all adjustments (consisting of normal recurring entries ) necessary for the fair presentation of Borrower’s consolidated results for the interim period presented. If Borrower prepared consolidating financial statements in addition to consolidated financial statements, then Borrower shall provide both the consolidated and consolidating financial statements;
(c)    Borrowing Base Report. As soon as available, and in any event prior to 8:00 a.m. central time on Wednesday of each week, a Borrowing Base Report;
(d)    Compliance Certificate. Concurrently with the delivery of each of the financial statements referred to in Sections 12.1(a) and 12.1(b), a Compliance Certificate showing in reasonable detail, satisfactory to Administrative Agent in its sole discretion, the calculations demonstrating compliance with the financial covenants set forth in Section 12.13, and such other matters set forth in Exhibit B. For any financial statements delivered electronically by a Responsible Officer in satisfaction of the reporting requirements set forth in Sections 12.1(a) or 12.1(b) that are not accompanied by the required Compliance Certificate, that Responsible Officer shall nevertheless be deemed to have certified the factual matters described in this Sections 12.1(d) with respect to such financial statements; however, such deemed certificate shall not excuse or be construed as a waiver of Borrower’s obligation to deliver the required Compliance Certificate;

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(e)    Operating Budget. As soon as available, but in any event at least sixty (60) days before the start of each fiscal year of Borrower, forecasts prepared by management of Borrower, in form and substance reasonably satisfactory to Administrative Agent, of consolidated balance sheets of income or operations and cash flows of Borrower and its Subsidiaries on a monthly basis for the immediately following fiscal year;
(f)    Inventory and Sales Status Report. As soon as available, and in any event within forty-five (45) days after the end of each calendar month, an inventory and net sales status report, in such form and detail as Administrative Agent shall reasonably require, certified by the chief financial officer of Borrower;
(g)    Tax Returns. A tax return for each fiscal year of Borrower from and after the date of this Agreement, within thirty (30) days after it has been filed with the Internal Revenue Service, but in no event later than one hundred twenty (120) days after the end of each fiscal year (provided, however, if Borrower has duly filed for an extension of the filing deadline for such tax return, and promptly furnishes evidence thereof to Lender, then such tax return shall be delivered to Administrative Agent on or before two hundred fifty‑five (255) days after the end of such fiscal year);
(h)    Management Letters. Promptly upon receipt thereof, a copy of any management letter or written report submitted to any Borrower by independent certified public accountants with respect to the business, condition (financial or otherwise), operations, prospects, or Properties of any Borrower;
(i)    Notice of Litigation. Promptly after the commencement thereof, notice of all actions, suits, and proceedings before any Governmental Authority or arbitrator affecting any Borrower which, if determined adversely to such Borrower, could be a Material Adverse Event;
(j)    Notice of Default. As soon as possible and in any event within five days after the occurrence of any Default, a written notice setting forth the details of such Default and the action that Borrower has taken and proposes to take with respect thereto;
(k)    ERISA Reports. Promptly after the filing or receipt thereof, copies of all reports, including annual reports, and notices which any Borrower or ERISA Affiliate files with or receives from the PBGC, the IRS, or the U.S. Department of Labor under ERISA; as soon as possible and in any event within five days after Borrower or any ERISA Affiliate knows or has reason to know that any ERISA Event or Prohibited Transaction has occurred with respect to any Plan, a certificate of the chief financial officer of Borrower setting forth the details as to such ERISA Event or Prohibited Transaction and the action that Borrower proposes to take with respect thereto; annually, copies of the notice described in Section 101(f) of ERISA that Borrower or ERISA Affiliate receives with respect to a Plan or Multiemployer Plan;
(l)    Reports to Other Creditors. Promptly after the furnishing thereof, copies of any statement or report furnished to any other party pursuant to the terms of any indenture,

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loan, or credit or similar agreement and not otherwise required to be furnished to Administrative Agent pursuant to any other clause of this Section 12.1;
(m)    Notice of Material Adverse Event. As soon as possible and in any event within three (3) days after the occurrence thereof, written notice of any event or circumstance that could result in a Material Adverse Event; and
(n)    General Information. Promptly, such other information concerning Borrower or any other Obligated Party as Administrative Agent, or any Lender through Administrative Agent, may from time to time reasonably request.
All representations and warranties set forth in the Loan Documents with respect to any financial information concerning Borrower or any Obligated Party shall apply to all financial information delivered to Lender by Borrower, such Obligated Party, or any Person purporting to be a Responsible Officer of Borrower or such Obligated Party or other representative of Borrower or such Obligated Party regardless of the method of such transmission to Lender or whether or not signed by Borrower, such Obligated Party, or such Responsible Officer or other representative, as applicable.
Section 12.2    Maintenance of Existence; Conduct of Business. Borrower shall preserve and maintain its existence and all of its leases, privileges, licenses, permits, franchises, qualifications, and rights that are necessary or desirable in the ordinary conduct of its business, except to the extent a failure to so preserve and maintain could not result in a Material Adverse Event. Borrower shall conduct its business in an orderly and efficient manner in accordance with good business practices, except to the extent a failure to conduct business in such manner could not result in a Material Adverse Event.
Section 12.3    Maintenance of Properties. Borrower shall maintain, keep, and preserve all of its Properties (tangible and intangible) necessary or useful in the proper conduct of its business in good working order and condition.
Section 12.4    Taxes and Claims. Borrower shall pay or discharge at or before maturity or before becoming delinquent (a) all taxes, levies, assessments, and governmental charges imposed on it or its income or profits or any of its Property, and (b) all lawful claims for labor, material, and supplies, which, if unpaid, might become a Lien upon any of its Property; provided, however, that no Borrower shall be required to pay or discharge any tax, levy, assessment, or governmental charge which is being contested in good faith by appropriate proceedings diligently pursued, and for which adequate reserves in accordance with GAAP have been established.
Section 12.5    Inspection Rights. At any reasonable time and from time to time, Borrower shall (a) permit representatives of Administrative Agent or any Lender to examine, inspect, review, evaluate and make physical verifications and appraisals of the inventory and other Collateral in any manner and through any medium that Administrative Agent or such Lender considers advisable, (b) to examine, copy, and make extracts from its books and records, (c) to visit and inspect its Properties, and (d) to discuss its business, operations, and financial condition with its officers, employees, and independent certified public accountants, in each instance, at Borrower’s expense.

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Section 12.6    Keeping Books and Records. Borrower shall maintain proper books of record and account in which full, true, and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities.
Section 12.7    Compliance with Laws. Borrower shall comply in all material respects with all applicable Laws and decrees of any Governmental Authority or arbitrator, including, without limitation, all Laws applicable to Parent and its Subsidiaries concerning or relating to bribery or corruption.
Section 12.8    Compliance with Agreements. Borrower shall comply in all material respects with all agreements, contracts, and instruments binding on it or affecting its Properties or business, except to the extent a failure to so comply could not result in a Material Adverse Event.
Section 12.9    Further Assurances. Borrower shall, and shall cause each other Obligated Party to, execute and deliver such further agreements and instruments and take such further action as may be reasonably requested by Administrative Agent or any Lender to carry out the provisions and purposes of this Agreement and the other Loan Documents and to create, preserve, and perfect the Liens of Administrative Agent in the Collateral.
Section 12.10    ERISA. Borrower shall comply with all minimum funding requirements, and all other material requirements, of ERISA, if applicable, so as not to give rise to any liability thereunder.
Section 12.11    Depository Relationship. Borrower shall use Texas Capital Bank as its principal depository bank and Borrower shall, and shall cause each of its Subsidiaries to, maintain Texas Capital Bank as its principal depository bank, including for the maintenance of business, cash management, operating and administrative deposit accounts.
Section 12.12    Additional Borrowers. Parent shall cause any of its Subsidiaries that acquire any Mortgaged Property (other than Subsidiaries that are already a party to this Agreement) to execute and deliver a Joinder Agreement and appropriate Security Instrument to Administrative Agent. Borrower shall also execute each Joinder Agreement to acknowledge its agreement thereto.
Section 12.13    Financial Covenants. Borrower shall perform each and every one of the following financial covenants:
(a)    Debt Service Coverage Ratio. Borrower shall not permit, for any four fiscal quarter period, the ratio of (a) EBITDA, to (b) Debt Service, for Borrower and its Subsidiaries, on a consolidated basis, for such four fiscal quarter period, to be less than 3.0 to 1.0.
(b)    Debt-to-Capitalization Ratio. Borrower shall not permit, as of the last day of any fiscal quarter, the ratio of (a) the Debt of Parent and its Subsidiaries, on a consolidated basis, as of such date, to (b) the sum of the Debt of Parent and its Subsidiaries, plus the shareholders’ equity in Parent and its Subsidiaries, on a consolidated basis, as of such date, to exceed 0.50 to 1.0.

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(c)    Leverage Ratio. Borrower shall not permit, as of the last day of any fiscal quarter, the Leverage Ratio to be greater than 1.25 to 1.0.
(d)    Liquidity. Parent and its Subsidiaries shall maintain, as of the last day of any fiscal quarter, Liquidity in excess of $23,000,000.
(e)    Ratio of (Risk Assets plus Lots) to Tangible Net Worth. Borrower shall not permit, as of the last day of any fiscal quarter, the ratio of (a) the sum of the value of all Land (regardless of whether such Land is Entitled Land), A&D Improvements and Lots owned by Parent or its Subsidiaries as of such date, as determined by Agent in its sole discretion, to (b) the Tangible Net Worth of Parent and its Subsidiaries, on a consolidated basis, as of such date, to exceed 1.25 to 1.0.
(f)    Tangible Net Worth. Borrower shall not permit, as of the last day of any fiscal quarter, Tangible Net Worth for Parent and its Subsidiaries, on a consolidated basis, to be less than the sum of (a) $145,000,000, plus (b) 100% of the net proceeds of any issuances of stock or other equity interests of any Obligated Party (other than to another Obligated Party) after the Closing Date, plus (c) 50% of the amount of Net Income of Parent and its Subsidiaries, on a consolidated basis (but without deduction for any net loss), for each fiscal quarter ending after the Closing Date.
(g)    Vertical Inventory Turn. Borrower shall not permit the number of Houses (whether completed or under construction) owned by Parent or its Subsidiaries, to exceed the number of Houses conveyed to independent third-party purchasers by Parent or its Subsidiaries within the immediately preceding 150 day period. For purposes of the preceding sentence, a House shall be deemed to be “under construction” once the frame stage has commenced.
(h)    Quarterly Losses. Borrower shall not suffer net losses in more than two consecutive fiscal quarters.
ARTICLE 13

NEGATIVE COVENANTS
Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Letter of Credit outstanding or any Lender has any Commitment hereunder:
Section 13.1    Debt. Borrower shall not, directly or indirectly, incur, create, assume, or permit to exist any Debt, except:
(a)    The Obligations under the Loan Documents and Obligations existing or arising under Bank Product Agreements;
(b)    Purchase money Debt and Capitalized Lease Obligations not to exceed $500,000 in the aggregate at any time outstanding; and

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(c)    Debt owed by an Obligated Party to another Obligated Party, so long as such Debt is unsecured and is subordinated to the Obligations pursuant to an intercompany subordination agreement in the form attached hereto as Exhibit K.
Section 13.2    Limitation on Liens. Borrower shall not incur, create, assume, or permit to exist any Lien upon any of its Property, assets, or revenues, whether now owned or hereafter acquired, except:
(a)    Liens in favor of the Secured Parties or Administrative Agent for the benefit of Secured Parties;
(b)    Encumbrances consisting of minor easements, zoning restrictions, or other restrictions on the use of real property that do not (individually or in the aggregate) materially affect the value of the assets encumbered thereby or materially impair the ability of Borrower or its Subsidiaries to use such assets in their respective businesses, and none of which is violated in any material respect by existing or proposed structures or land use;
(c)    Liens for taxes, assessments, or other governmental charges which are not delinquent or which are being contested in good faith and for which adequate reserves in accordance with GAAP have been established;
(d)    Liens of mechanics, materialmen, warehousemen, carriers, or other similar statutory Liens securing obligations that are not yet due and are incurred in the ordinary course of business, or which are being contested in good faith in accordance with Section 5.8;
(e)    Liens resulting from good faith deposits to secure payments of workmen’s compensation or other social security programs (other than Liens imposed by ERISA) or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, contracts (other than for payment of Debt), or leases made in the ordinary course of business; and
(f)    Purchase money Liens on specific property to secure Debt used to acquire such Property and Liens securing Capitalized Lease Obligations with respect to specific leased property, in each case to the extent permitted in Section 13.1(b).
Section 13.3    Mergers, Etc. Parent shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, become a party to a merger or consolidation, or purchase or otherwise acquire all or substantially all of the assets of any Person or any shares or other evidence of beneficial ownership of any Person, or wind-up, dissolve, or liquidate, except that any Subsidiary may merge or consolidate with Parent so long as Parent is the surviving entity and (ii) any Subsidiary may merge or consolidate with another Subsidiary (provided that, if any Subsidiary is a Borrower, then the surviving entity must also be a Borrower).
Section 13.4    Transactions With Affiliates. Borrower shall not, directly or indirectly, enter into any transaction, including, without limitation, the purchase, sale, or exchange of property,

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the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate of Borrower, except in the ordinary course of and pursuant to the reasonable requirements of Borrower’s business, pursuant to a transaction which is otherwise expressly permitted under this Agreement, and upon fair and reasonable terms no less favorable to Borrower than would be obtained in a comparable arm’s-length transaction with a Person not an Affiliate of Borrower. The foregoing negative covenant shall not apply to transactions between one Person that is a Borrower, and another Person that is a Borrower.
Section 13.5    Disposition of Assets. Borrower shall not, directly or indirectly, make any Disposition, except (a) Dispositions of Houses, Lots and Land in the ordinary course of business, when accompanied by a partial release executed by Administrative Agent, or (b) Dispositions, for fair value, of worn-out and obsolete equipment not necessary or useful to the conduct of business.
Section 13.6    Sale and Leaseback. Borrower shall not, directly or indirectly, enter into any arrangement with any Person pursuant to which it leases from such Person real or personal property that has been or is to be sold or transferred, directly or indirectly, by it to such Person.
Section 13.7    Prepayment of Debt. Borrower shall not, directly or indirectly, make any optional or voluntary payment, prepayment, repurchase or redemption of any Debt, except the Obligations under the Loan Documents.
Section 13.8    Nature of Business. Borrower shall not engage in any business other than the businesses in which Borrower is engaged as of the date hereof. Borrower shall not make any material change in its credit collection policies if such change would materially impair the collectability of any Account, nor will it rescind, cancel or modify any Account except in the ordinary course of business.
Section 13.9    Accounting. Borrower shall not change its fiscal year or make any change (a) in accounting treatment or reporting practices, except as allowed by GAAP and disclosed to Administrative Agent and Lenders, or (b) in tax reporting treatment, except as allowed by applicable law and disclosed to Administrative Agent and Lenders.
Section 13.10    Burdensome Agreements. Parent shall not, and shall not permit any of its Subsidiaries to, enter into or permit to exist any arrangement or agreement, other than pursuant to this Agreement or any Loan Document, which (a) directly or indirectly prohibits Parent or any of its Subsidiaries from creating or incurring a Lien on any of its Property, revenues, or assets, whether now owned or hereafter acquired, (b) directly or indirectly prohibits any of Parent’s Subsidiaries to make any payments, directly or indirectly, to Parent by way of dividends, distributions, advances, repayments of loans, repayments of expenses, accruals, or otherwise or (c) in any way would be contravened by such Person’s performance of its obligations hereunder or under the other Loan Documents.
Section 13.11    Subsidiaries. Parent shall not allow any Subsidiary to own or acquire Mortgaged Property unless such Subsidiary is a Borrower or enters into a Joinder Agreement with Administrative Agent.

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Section 13.12    Amendments of Constituent Documents. Parent shall not, and shall not permit any of its Subsidiaries to, amend or restate any of their respective Constituent Documents (a) if such amendment or restatement would impair Parent’s or such Subsidiary’s ability to perform its obligations and covenants under any Loan Documents, or impair the validity, enforceability or security of any Loan Document, and (b) without promptly providing true and correct copies of the amended or restated Constituent Documents to Administrative Agent.
Section 13.13    OFAC. Borrower shall not, and shall not permit any of its Subsidiaries to, fail to comply with the applicable Laws, regulations and executive orders referred to in Section 11.18 and Section 11.19.
Section 13.14    Flood Hazard Area. Borrower shall not commence construction of any vertical improvements, or allow any structures to exist, on any Lot or Land, unless and until Borrower has first provided Administrative Agent with reasonably satisfactory evidence that such improvements or structures are not located, or will not be located, within any designated flood plain or special flood hazard area.
ARTICLE 14

DEFAULT
Section 14.1    Events of Default. Each of the following shall be deemed an “Event of Default”:
(g)    Borrower shall fail to pay (i) the principal amount of any Advance when due or declared due; (ii) the interest on the principal amount of any Advance, or any fee under Section 2.3, when due and such failure continues for five Business Days; or (iii) any other Obligations under the Loan Documents when due and such failure continues for ten Business Days after Administrative Agent notified Borrower that such Obligation is due and payable;
(h)    Borrower shall fail to provide to Administrative Agent and Lenders timely any notice of Default as required by Section 12.1(j) of this Agreement or Borrower shall breach any provision of Sections 12.2, 12.5, 12.6, 12.13 or Article 13 of this Agreement;
(i)    Any representation or warranty made or deemed made by Borrower (or any of its officers) in any Loan Document or in any certificate, report, notice, or financial statement furnished at any time in connection with this Agreement shall be false, misleading, or erroneous in any material respect (without duplication of any materiality qualifier contained therein) when made or deemed to have been made;
(j)    Borrower or any other Obligated Party shall fail to perform, observe, or comply with any covenant, agreement, or term contained in this Agreement or any other Loan Document (other than as covered by Sections 14.1(a) or (b)), and such failure continues for more than thirty (30) days following the date such failure first began;

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(k)    Borrower or any other Obligated Party shall commence a voluntary proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or a substantial part of its Property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or shall make a general assignment for the benefit of creditors or shall generally fail to pay its debts as they become due or shall take any corporate action to authorize any of the foregoing;
(l)    An involuntary proceeding shall be commenced against Borrower or any other Obligated Party seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official for it or a substantial part of its Property, and such involuntary proceeding shall remain undismissed and unstayed for a period of thirty (30) days;
(m)    Borrower or any other Obligated Party shall fail to pay when due any principal of or interest on any Debt (other than the Obligations under the Loan Documents) in the amount of $500,000 or more, or the maturity of any such Debt shall have been accelerated, or any such Debt shall have been required to be prepaid, repurchased, defeased or redeemed prior to the stated maturity thereof or any cash collateral in respect thereof to be demanded, or any event shall have occurred that permits (or, with the giving of notice or lapse of time or both, would permit) any holder or holders of such Debt or any Person acting on behalf of such holder or holders to accelerate the maturity thereof or require any such prepayment, repurchase, defeasance or redemption or any cash collateral in respect thereof to be demanded;
(n)    This Agreement or any other Loan Document shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by Borrower, any other Obligated Party or any of their respective equity holders, or Borrower or any other Obligated Party shall deny that it has any further liability or obligation under any of the Loan Documents, or any Lien created by the Loan Documents shall for any reason cease to be a valid, first priority perfected Lien (subject to Permitted Liens) upon any of the Collateral purported to be covered thereby;
(o)    Any of the following events shall occur or exist with respect to Borrower or any ERISA Affiliate: (i) any ERISA Event occurs with respect to a Plan or Multiemployer Plan, or (ii) any Prohibited Transaction involving any Plan; and in each case above, such event or condition, together with all other events or conditions, if any, have subjected or could in the reasonable opinion of Administrative Agent subject Borrower or any ERISA Affiliate to any tax, penalty, or other liability to a Plan, a Multiemployer Plan, the PBGC, the IRS, the U. S. Department of Labor, or otherwise (or any combination thereof) which in the aggregate exceed or could reasonably be expected to result in a Material Adverse Event;

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(p)    A Change of Control shall occur;
(q)    Borrower or any other Obligated Party, or any of their Properties, revenues, or assets, shall become subject to an order of forfeiture, seizure, or divestiture (whether under RICO or otherwise) and the same shall not have been discharged within 30 days from the date of entry thereof;
(r)    Borrower or any other Obligated Party shall fail to discharge, or obtain a bond or similar arrangement to stay the enforcement, within a period of thirty (30) days after the commencement thereof any attachment, sequestration, or similar proceeding or proceedings involving an aggregate amount in excess of $500,000 against any of its assets or Properties;
(s)    A final judgment or judgments for the payment of money in excess of $250,000 in the aggregate shall be rendered by a court or courts against Borrower or any other Obligated Party and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof and Borrower or such Obligated Party shall not, within such period of thirty (30) days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal;
(t)    Any Security Instrument shall cease to create valid perfected first priority liens (subject to Permitted Liens) on the Collateral purported to be covered thereby;
(u)    Required Lenders determine that a Material Adverse Event has occurred or a circumstance exists that could reasonably be anticipated to result in a Material Adverse Event;
(v)    (i) There is any material deviation in the work of construction from the Plans and Specifications or Governmental Requirements or the appearance or use of defective workmanship or materials in constructing any House or A&D Project, and Borrower fails to remedy the same to Administrative Agent’s satisfaction within ten (10) days of Administrative Agent’s written demand to do so; or (ii) there is a cessation of construction of any House or A&D Project prior to completion for a continuous period of more than fifteen (15) days (except as caused by an event of force majeure for which a longer delay may be permitted under Article 5 hereof); or (iii)  the construction or sale of any House of Lot in accordance with the Loan Documents is prohibited, enjoined or delayed for a continuous period of more than thirty (30) days; or (iv)  utilities or other public services necessary for the utilization of the Mortgaged Property are curtailed for a continuous period of more than thirty (30) days. Borrower may avoid an Event of Default under this Section 14.1(p) by either curing the Default within the time periods set forth above, or paying Administrative Agent the appropriate Partial Release Price for the affected Collateral, and removing such Collateral from the Borrowing Base within the time periods set forth above;

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(w)    If Borrower, without the prior written consent of Administrative Agent, creates, places or permits to be created or placed, or through any act or failure to act, acquiesces in the placing of, or allows to remain, any mortgage, pledge, Lien (statutory, constitutional or contractual), security interest, exception, encumbrance or charge, or conditional sale or other title retention agreement, regardless of whether same are expressly subordinate to the liens of the Loan Documents, with respect to the Collateral, other than the Permitted Liens; provided, however, that if such further encumbrance is a mechanic’s lien, then the provisions of Section 5.8 shall control;
(x)    If Borrower makes a Disposition in violation of Section 13.5, without the prior written consent of Administrative Agent; or
(y)    If the holder of any Lien or security interest on all or any portion of the Mortgaged Property (without hereby implying Administrative Agent’s consent to the existence, placing, creating or permitting of any such lien or security interest) institutes foreclosure or other proceedings for the enforcement of its remedies thereunder, and Borrower fails to dismiss or stay the enforcement of such proceedings within a period of thirty (30) days after the commencement of such proceedings.
Borrower acknowledges and agrees that any Event of Default under any of the Security Instruments or any of the Loan Documents relating to this Agreement shall constitute an Event of Default under all of the Security Instruments and all of the Loan Documents relating to the Note, upon Administrative Agent’s election. Notwithstanding the foregoing, however, if both the Security Instrument and this Agreement describe the same Event of Default, but the Security Instrument allows Borrower a grace or cure period with respect to such Event of Default, or requires that Administrative Agent first provide Borrower with written notice of such Event of Default, then the grace, notice and cure provisions of the Security Instrument shall control.

Section 14.2    Remedies Upon Default. If any Event of Default shall occur and be continuing, then Administrative Agent may, with the consent of Required Lenders, or shall, at the direction of Required Lenders, without notice do any or all of the following: (a) terminate the Commitments of Lenders (except for funding obligations of outstanding Letters of Credit), (b) terminate the obligations of L/C Issuer to make L/C Credit Extensions, (c)  require that Borrower Cash Collateralize the L/C Obligations (in an amount equal to the Minimum Collateral Amount with respect thereto), or (d) declare the Obligations under the Loan Documents or any part thereof to be immediately due and payable, and the same shall thereupon become immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by Borrower; provided, however, that upon the occurrence of an Event of Default under Section 14.1(e) or (f), the Commitments of Lenders shall automatically terminate (except for funding obligations of outstanding Letters of Credit), the obligations of L/C Issuer to make L/C Credit Extensions shall automatically terminate, the obligation of Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, and the Obligations under the Loan Documents shall become immediately due and payable, in each case without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to

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accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by Borrower. In addition to the foregoing, if any Event of Default shall occur and be continuing, Administrative Agent may, with the consent of Required Lenders, or shall, at the direction of Required Lenders, exercise all rights and remedies available to it, Lenders and L/C Issuer in law or in equity, under the Loan Documents, or otherwise.
Section 14.3    Application of Funds. After the exercise of remedies provided for in Section 14.2 (or after the Obligations have automatically become immediately due and payable), any amounts received on account of the Obligations shall be applied by Administrative Agent in the following order:
First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to Administrative Agent) payable to Administrative Agent in its capacity as such;
Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to Lenders and L/C Issuer (including fees, charges and disbursements of counsel to the respective Lenders and L/C Issuer) arising under the Loan Documents, ratably among them in proportion to the respective amounts described in this clause Second payable to them;
Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Advances, L/C Borrowings and other Obligations arising under the Loan Documents, ratably among Lenders and L/C Issuer in proportion to the respective amounts described in this clause Third payable to them;
Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Advances and L/C Borrowings and constituting unpaid Bank Product Obligations, ratably among Lenders and Bank Product Providers in proportion to the respective amounts described in this clause Fourth held by them;
Fifth, to Administrative Agent for the account of the L/C Issuer, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by Borrower pursuant to Sections 2.2 and 2.6;
Sixth, to payment of that remaining portion of the Obligations, ratably among the Lenders and Bank Product Providers in proportion to the respective amounts described in this clause Sixth held by them; and
Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to Borrower or as otherwise required by law.
Notwithstanding the foregoing, Bank Product Obligations shall be excluded from the application described above if Administrative Agent has not received written notice thereof, together with supporting documentation as Administrative Agent may request from the applicable Bank Product Provider, provided that no such notice shall be required for any Bank Product Agreement

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for which Administrative Agent or any Affiliate of Administrative Agent is the applicable Bank Product Provider. Each Bank Product Provider that is not a party to this Agreement that has given notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of Administrative Agent pursuant to the terms of Article 15 hereof for itself and its Affiliates as if a “Lender” party hereto.
Section 14.4    Performance by Administrative Agent. If Borrower shall fail to perform any covenant or agreement contained in any of the Loan Documents, then following notice to Borrower, Administrative Agent may perform or attempt to perform such covenant or agreement on behalf of Borrower. In such event, Borrower shall, at the request of Administrative Agent, promptly pay to Administrative Agent any amount expended by Administrative Agent in connection with such performance or attempted performance, together with interest thereon at the Default Interest Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that Administrative Agent shall not have any liability or responsibility for the performance of any covenant, agreement, or other obligation of Borrower under this Agreement or any other Loan Document. Furthermore, Administrative Agent may, with or without legal process, take possession of the Collateral, remove Borrower and all agents, employees and contractors of Borrower from the Mortgaged Property, complete the work of construction (if applicable) and market and sell or lease the Collateral. For this purpose, Borrower irrevocably appoints Administrative Agent as its attorney‑in‑fact, which agency is coupled with an interest. As attorney‑in‑fact, Administrative Agent may, in Borrower’s name, take or omit to take any action Administrative Agent may deem appropriate, including, without limitation, exercising Borrower’s rights under the Loan Documents and all contracts concerning the Collateral.
Section 14.5    Disbursements to Third Parties. Upon the occurrence of an Event of Default occasioned by Borrower’s failure to pay money to a third party as required by this Agreement, Administrative Agent may but shall not be obligated to make such payment from the Credit Facility proceeds, insurance proceeds relating to a casualty to the Mortgaged Property which is then held by Administrative Agent, or other funds of the Lenders. If such payment is made from proceeds of the Credit Facility, Borrower shall immediately deposit with Administrative Agent, upon written demand, an amount equal to such payment. If such payment is made from funds of the Lenders, Borrower shall immediately repay such funds upon written demand of Administrative Agent. In either case, the Event of Default with respect to which any such payment has been made by Administrative Agent shall not be deemed cured until such deposit or repayment (as the case may be) has been made by Borrower to Administrative Agent.
Section 14.6    Administrative Agent’s Cessation of Construction. During the existence of an Event of Default, if Administrative Agent determines at any time that the Houses or A&D Improvements are not being constructed in accordance with the Plans and Specifications and all Governmental Requirements, Administrative Agent may immediately cause all construction to cease on any of the Houses or A&D Improvements affected by the condition of nonconformance. Borrower shall thereafter not allow any construction work, other than corrective work, to be performed on any of the Houses or A&D Improvements affected by the condition of nonconformance until such

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time as Administrative Agent notifies Borrower in writing that the nonconforming condition has been corrected.
Section 14.7    Repayment of Funds Advanced. Any funds expended by Administrative Agent or the Lenders in the exercise of its rights or remedies under this Agreement and the other Loan Documents shall be payable to Administrative Agent upon demand, together with interest at the Default Interest Rate from the date the funds were expended.
Section 14.8    Rights Cumulative, No Waiver. All Administrative Agent’s rights and remedies provided in this Agreement and the other Loan Documents, together with those granted by law or at equity, are cumulative and may be exercised by Administrative Agent at any time. Administrative Agent’s exercise of any right or remedy shall not constitute a cure of any Event of Default unless all sums then due and payable to Administrative Agent under the Loan Documents are repaid and Borrower has cured all other Events of Default. No waiver shall be implied from any failure of Administrative Agent to take, or any delay by Administrative Agent in taking, action concerning any Event of Default or failure of condition under the Loan Documents, or from any previous waiver of any similar or unrelated Event of Default or failure of condition. Any waiver or approval under any of the Loan Documents must be in writing and shall be limited to its specific terms.
ARTICLE 15

AGENCY
Section 15.1    Appointment and Authority.
(a)    Each of the Lenders and L/C Issuer hereby irrevocably appoints Texas Capital Bank to act on its behalf as Administrative Agent hereunder and under the other Loan Documents and authorizes Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article 15 are solely for the benefit of Administrative Agent, Lenders and L/C Issuer, and neither Borrower nor any other Obligated Party shall have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.
(b)    Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including for itself and its Affiliates in their capacities as potential Bank Product Providers) and L/C Issuer hereby irrevocably appoints and authorizes Administrative Agent to act as the agent of such Lender and L/C Issuer for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Obligated Parties to secure any of the Obligations, together with such powers and

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discretion as are reasonably incidental thereto. In this connection, Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by Administrative Agent pursuant to Section 15.5 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Security Instruments, or for exercising any rights and remedies thereunder at the direction of Administrative Agent), shall be entitled to the benefits of all provisions of this Article 15 and Article 16 (including Section 16.1(b), as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto.
Section 15.2    Rights as a Lender. The Person serving as Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not Administrative Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, Borrower or any Subsidiary or other Affiliate thereof as if such Person were not Administrative Agent hereunder and without any duty to account therefor to Lenders.
Section 15.3    Exculpatory Provisions.
(m)    Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, Administrative Agent:
(xiii)    shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;
(xiv)    shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that Administrative Agent is required to exercise as directed in writing by Required Lenders (or such other number or percentage of Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that Administrative Agent shall not be required to take any action that, in its opinion or upon the advice of its counsel, may expose Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law;
(xv)    shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Borrower or any of its Affiliates that is

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communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity; and
(xvi)    shall be fully justified in failing or refusing to take any action hereunder or under any other Loan Document unless it shall first be indemnified to its satisfaction by Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.
(n)    Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of Required Lenders (or such other number or percentage of Lenders as shall be necessary, or as Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 14.2 and 15.9), or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. SUCH LIMITATION OF LIABLITY SHALL APPLY REGARDLESS OF WHETHER THE LIABILITY ARISES FROM THE SOLE, CONCURRENT, CONTRIBUTORY OR COMPARATIVE NEGLIGENCE OF ADMINISTRATIVE AGENT. Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to Administrative Agent in writing by Borrower, a Lender or L/C Issuer.
(o)    Neither Administrative Agent nor any Related Party thereof shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Sections 2.16 and 2.17 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to Administrative Agent.
Section 15.4    Reliance by Administrative Agent. Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Credit Extension, that by its terms must be fulfilled to the satisfaction of a Lender or L/C Issuer, Administrative Agent may presume that such condition is satisfactory to such Lender or L/C Issuer, unless Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Credit Extension. Administrative Agent may consult with legal counsel (who may be counsel for Borrower), independent accountants

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and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
Section 15.5    Delegation of Duties. Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub agents appointed by Administrative Agent. Administrative Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article 15 shall apply to any such sub agent and to the Related Parties of Administrative Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of this Credit Facility as well as activities as Administrative Agent. Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub agents.
Section 15.6    Resignation of Administrative Agent.
(a)    Administrative Agent may at any time give notice of its resignation to Lenders, L/C Issuer and Borrower. Upon receipt of any such notice of resignation, Required Lenders shall have the right, in consultation with Borrower (so long as no Event of Default has occurred and is continuing), to appoint a successor, which shall be a bank with an office in Dallas, Texas, or an Affiliate of any such bank with an office in Dallas, Texas. If no such successor shall have been so appointed by Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of Lenders and L/C Issuer, appoint a successor Administrative Agent meeting the qualifications set forth above. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. After the Resignation Effective Date, the provisions of this Article 15 relating to or indemnifying or releasing Administrative Agent shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.
(b)    If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, Required Lenders may, to the extent permitted by applicable law, by notice in writing to Borrower and such Person remove such Person as Administrative Agent and, in consultation with Borrower, appoint a successor. If no such successor shall have been so appointed by Required Lenders and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.
(c)    With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that

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in the case of any Collateral held by Administrative Agent on behalf of Secured Parties under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such Collateral until such time as a successor Administrative Agent is appointed) and (ii) except for any indemnity, fee or expense payments owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through Administrative Agent shall instead be made by or to each Lender or L/C Issuer, as applicable, directly, until such time, if any, as Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent (other than any rights to indemnity payments owed to the retiring or removed Administrative Agent), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article 15, Section 16.1, and Section 16.2 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent.
(d)    Any resignation by Texas Capital Bank as Administrative Agent pursuant to this Section shall also constitute its resignation as L/C Issuer. If Texas Capital Bank resigns as an L/C Issuer, it shall retain all the rights, powers, privileges and duties of L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto, including the right to require Lenders to make Advances or fund risk participations in Unreimbursed Amounts pursuant to Section 2.2(c). Upon the appointment by Borrower of a successor L/C Issuer hereunder (which successor shall in all cases be a Lender other than a Defaulting Lender), (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer, (b) the retiring L/C Issuer shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Texas Capital Bank to effectively assume the obligations of Texas Capital Bank with respect to such Letters of Credit.
Section 15.7    Non-Reliance on Administrative Agent and Other Lenders. Each Lender and L/C Issuer expressly acknowledges that neither Administrative Agent nor any other Lender nor any Related Party thereto has made any representation or warranty to such Person and that no act by Administrative Agent or any other Lender hereafter taken, including any review of the affairs of Borrower, shall be deemed to constitute any representation or warranty by Administrative Agent or any Lender to any other Lender. Each Lender and L/C Issuer acknowledges that it has, independently and without reliance upon Administrative Agent or any other Lender or any of their

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Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and L/C Issuer also acknowledges that it will, independently and without reliance upon Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. Except for notices, reports and other documents expressly required to be furnished to the Lenders by Administrative Agent hereunder, Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), or creditworthiness of Borrower or the value of the Collateral or other Properties of Borrower or any other Person which may come into the possession of Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.
Section 15.8    Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Obligated Party, Administrative Agent (irrespective of whether any principal of the Credit Facility shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Administrative Agent shall have made any demand on Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:
(a)    to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Advances, L/C Obligations and all other Obligations under the Loan Documents that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of Lenders, L/C Issuer, and Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of Lenders, L/C Issuer, and Administrative Agent and their respective agents and counsel and all other amounts due Lenders, L/C Issuer, and Administrative Agent under Section 16.1 or Section 16.2) allowed in such judicial proceeding; and
(b)    to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;
and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and L/C Issuer to make such payments to Administrative Agent and, in the event that Administrative Agent shall consent to the making of such payments directly to Lenders and L/C Issuer, as applicable, to pay to Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Administrative Agent and its agents and counsel, and any other amounts due Administrative Agent under Section 16.1 or Section 16.2.

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Section 15.9    Collateral and Guaranty Matters.
(a)    The Secured Parties irrevocably authorize Administrative Agent, at its option and in its discretion:
(i)    to release any Lien on any property granted to or held by Administrative Agent under any Loan Document (x) upon termination of all Commitments and payment in full of all Obligations (other than (A) contingent indemnification obligations and (B) obligations and liabilities under Bank Product Agreements as to which arrangements satisfactory to the applicable Bank Product Provider shall have been made) and the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to Administrative Agent and L/C Issuer shall have been made), (y) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition permitted under the Loan Documents, or (z) if approved, authorized or ratified in writing by Required Lenders or all Lenders, as applicable, under Section 16.10; and
(ii)    to subordinate any Lien on any property granted to or held by Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 13.2; and
(iii)    to release any Person that comprises Borrower from its obligations under the Loan Documents if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Loan Documents.
Upon request by Administrative Agent at any time, Required Lenders will confirm in writing Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Person that comprises-Borrower from its obligations under the Loan Documents pursuant to this Section 15.9.
(b)    Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of Administrative Agent’s Lien thereon, or any certificate prepared by any Obligated Party in connection therewith, nor shall Administrative Agent be responsible or liable to Lenders for any failure to monitor or maintain any portion of the Collateral.
Section 15.10    Bank Product Agreements. No Bank Product Provider who obtains the benefits of Section 14.3 or any Collateral by virtue of the provisions hereof or of any Security Instrument shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) (or to notice of or to consent to any amendment, wavier or modification of the provisions hereof or of any Security Instrument) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article 15 to the contrary, Administrative Agent shall

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not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Bank Product Obligations unless Administrative Agent has received written notice of such Bank Product Obligations, together with such supporting documentation as Administrative Agent may request, from the applicable Bank Product Provider. Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Bank Product Obligations arising under Bank Product Agreements upon termination of all Commitments and payment in full of all Obligations under the Loan Documents (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to Administrative Agent and L/C Issuer shall have been made).
ARTICLE 16

MISCELLANEOUS
Section 16.1    Expenses.
(a)    Borrower hereby agrees to pay on demand: (i) all reasonable costs and expenses of Administrative Agent, L/C Issuer, and their Related Parties in connection with the preparation, negotiation, execution, and delivery of this Agreement and the other Loan Documents and any and all amendments, modifications, renewals, extensions, supplements, waivers, consents and ratifications thereof and thereto, including, without limitation, the reasonable fees and expenses of legal counsel, advisors, consultants, and auditors for Administrative Agent, L/C Issuer, and their Related Parties; (ii) all costs and expenses of Administrative Agent, L/C Issuer, and each Lender in connection with any Default and the enforcement of this Agreement or any other Loan Document, including, without limitation, court costs and fees and expenses of legal counsel, advisors, consultants, and auditors for Administrative Agent, L/C Issuer, and each Lender; (iii) all costs and expenses incurred by L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder; (iv) all transfer, stamp, documentary, or other similar taxes, assessments, or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents; (v) all costs, expenses, assessments, and other charges incurred in connection with any filing, registration, recording, or perfection of any Lien contemplated by this Agreement or any other Loan Document; and (vi) all other costs and expenses incurred by Administrative Agent, L/C Issuer, and any Lender in connection with this Agreement or any other Loan Document, any litigation, dispute, suit, proceeding or action, the enforcement of its rights and remedies, and the protection of its interests in bankruptcy, insolvency or other legal proceedings, including, without limitation, all costs, expenses, and other charges (including Administrative Agent’s and such Lender’s and L/C Issuer’s internal charges) incurred in connection with evaluating, observing, collecting, examining, auditing, appraising, selling, liquidating, or otherwise disposing of the Collateral or other assets of Borrower. Borrower shall be responsible for all expenses described in this clause (a) whether or not any Credit Extension is ever made. Any amount to be paid under this Section 16.1 shall be a demand obligation owing by Borrower and if not paid within thirty (30) days of demand shall bear interest, to the extent not prohibited

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by and no in violation of applicable Law, from the date of expenditure until paid at a rate per annum equal to the Default Interest Rate. The obligations of Borrower under this Section 16.1 shall survive payment of the Notes and other obligations hereunder and the assignment of any right hereunder.
(b)    To the extent that Borrower for any reason fails to indefeasibly pay any amount required under Section 16.1(a) or Section 16.2 to be paid by it to Administrative Agent, L/C Issuer or any Related Party of Administrative Agent or L/C Issuer, each Lender severally agrees to pay to Administrative Agent or L/C Issuer or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based each Lender’s share of the Total Credit Exposure at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender); provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against Administrative Agent, L/C Issuer, or against any Related Party of Administrative Agent or L/C Issuer acting for Administrative Agent or L/C Issuer, in connection with such capacity. EACH LENDER ACKNOWLEDGES THAT SUCH PAYMENTS MAY BE IN RESPECT OF LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES ARISING OUT OF OR RESULTING FROM THE SOLE, CONTRIBUTORY, COMPARATIVE, CONCURRENT OR ORDINARY NEGLIGENCE OF THE PERSON (OR THE REPRESENTATIVES OF THE PERSON) TO WHOM SUCH PAYMENTS ARE TO BE MADE.
Section 16.2    INDEMNIFICATION. BORROWER SHALL INDEMNIFY ADMINISTRATIVE AGENT, L/C ISSUER, EACH LENDER AND EACH RELATED PARTY THEREOF FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS’ FEES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION, OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (C) ANY BREACH BY BORROWER OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, (D) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL, OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN, OR AFFECTING ANY OF THE PROPERTIES OR ASSETS OF BORROWER OR ANY OF ITS SUBSIDIARIES OR ANY OTHER OBLIGATED PARTY, (E) ANY ADVANCE OR LETTER OF CREDIT OR USE OR PROPOSED USE OF THE PROCEEDS THEREFROM (INCLUDING ANY REFUSAL BY THE L/C ISSUER TO HONOR A DEMAND FOR PAYMENT UNDER A LETTER OF CREDIT IF THE DOCUMENTS PRESENTED IN CONNECTION WITH SUCH DEMAND DO NOT STRICTLY COMPLY WITH THE TERMS OF SUCH LETTER OF CREDIT) OR (F) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, RELATING TO ANY OF THE FOREGOING.

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WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT OR OF ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS’ FEES) ARISING OUT OF OR RESULTING FROM THE SOLE, CONTRIBUTORY, COMPARATIVE, CONCURRENT OR ORDINARY NEGLIGENCE OF SUCH PERSON (OR THE REPRESENTATIVES OF SUCH PERSON), BUT NOT TO THE EXTENT THAT ANY SUCH LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES ARISE OUT OF THE GROSS NEGLIGENCE OR WILFULLMISCONDUCT OF AN INDEMNIFIED PARTY. Any amount to be paid under this Section 16.2 shall be a demand obligation owing by Borrower and if not paid within ten (10) days of demand shall bear interest, to the extent not prohibited by and not in violation of applicable Law, from the date of expenditure until paid at a rate per annum equal to the Default Interest Rate. The obligations of Borrower under this Section 16.2 shall survive payment of the Notes and other obligations hereunder and the assignment of any right hereunder.
Section 16.3    Limitation of Liability. None of Administrative Agent, L/C Issuer, or any Lender, or any Affiliate, officer, director, employee, attorney, or agent of any of the foregoing, shall have any liability with respect to, and Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by Borrower or any other Obligated Party in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. Borrower hereby waives, releases, and agrees not to sue Administrative Agent, L/C Issuer, or any Lender, or any Affiliates, officers, directors, employees, attorneys, or agents of any of the foregoing for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents.
Section 16.4    No Duty. All attorneys, accountants, appraisers, and other professional Persons and consultants retained by Administrative Agent, any Lender or L/C Issuer shall have the right to act exclusively in the interest of Administrative Agent or such Lender or L/C Issuer, and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to Borrower or any of Borrower’s equity holders, Affiliates, officers, employees, attorneys, agents, or any other Person.
Section 16.5    Lenders Not Fiduciary. The relationship between Borrower and Administrative Agent, Arranger and each Lender and L/C Issuer, is solely that of debtor and creditor, and none of Administrative Agent, Arranger, any Lender or L/C Issuer has any fiduciary or other special relationship with Borrower, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between Borrower and Administrative Agent, Arranger and each Lender and L/C Issuer to be other than that of debtor and creditor.

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Section 16.6    Equitable Relief. Borrower recognizes that in the event Borrower fails to pay, perform, observe, or discharge any or all of the Obligations, any remedy at law may prove to be inadequate relief to Administrative Agent or Lenders or L/C Issuer. Borrower therefore agrees that Administrative Agent, any Lender or L/C Issuer, if Administrative Agent or such Lender or L/C Issuer so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.
Section 16.7    No Waiver; Cumulative Remedies. No failure on the part of Administrative Agent, any Lender or L/C Issuer to exercise and no delay in exercising, and no course of dealing with respect to, any right, remedy, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.
Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Obligated Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, Administrative Agent in accordance with Section 14.2 for the benefit of all the Lenders; provided, however, that the foregoing shall not prohibit (a) Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b)  any Lender from exercising setoff rights in accordance with Section 10.2 (subject to the terms of Section 16.23), or (c) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Obligated Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to Administrative Agent pursuant to Section 14.2 and (ii) in addition to the matters set forth in clauses (b) and (c) of the preceding proviso and subject to Section 16.23, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.
Section 16.8    Successors and Assigns.
(c)    Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that Borrower may not assign or transfer any of its rights, duties, or obligations under this Agreement or the other Loan Documents without the prior written consent of Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 16.8(b), (ii) by way of participation in accordance with the provisions of Section 16.8(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 16.8(e) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement,

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expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 16.8(d) and, to the extent expressly contemplated hereby, the Related Parties of each of Administrative Agent and Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(d)    Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment(s) and the Advances at the time owing to it); provided that any such assignment shall be subject to the following conditions:
(i)    Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment(s) and/or the Advances at the time owing to it or contemporaneous assignments to related Approved Funds that equal at least the amount specified in Section 16.8(b)(i)(B) in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in Section 16.8(b)(i)(A), the aggregate amount of the Commitment(s) (which for this purpose includes Advances outstanding hereunder) or, if the applicable Commitment is not then in effect, the Outstanding Amount of the Advances of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000, in the case of any assignment in respect of the Credit Facility, unless each of Administrative Agent and, so long as no Event of Default has occurred and is continuing, Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed).
(ii)    Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Advances or the Commitment(s) assigned, except that this clause (ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis.
(iii)    Required Consents. No consent shall be required for any assignment except to the extent required by Section 16.8(b)(i)(B) and, in addition: (A) the consent of Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment, or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to Administrative Agent within five (5) Business Days after having received notice thereof; (B) the consent of Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of

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any Commitment or outstanding Advances if such assignment is to a Person that is not a Lender with a Commitment, an Affiliate of such Lender or an Approved Fund with respect to such Lender; and (C) the consent of L/C Issuer shall be required for any assignment in respect of the Credit Facility.
(iv)    Assignment and Assumption. The parties to each assignment shall execute and deliver to Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; provided that Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to Administrative Agent an Administrative Questionnaire.
(v)    No Assignment to Certain Persons. No such assignment shall be made to (A) Borrower, or any of Borrower’s Affiliates or Subsidiaries or any other Obligated Party or (B) any Defaulting Lender or any of its Affiliates, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing persons described in this clause (B).
(vi)    No Assignment to Natural Persons. No such assignment shall be made to a natural Person.
(vii)    Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to such assignment shall make such additional payments to Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of Borrower and Administrative Agent, the applicable pro rata share of Advances previously requested but not funded by such Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to: (A) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to Administrative Agent or any Lender hereunder (and interest accrued thereon) and (B) acquire (and fund as appropriate) its full pro rata share of all Advances in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.
Subject to acceptance and recording thereof by Administrative Agent pursuant to Section 16.8(c), from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent

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of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Section 16.1 and Section 16.2 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided that, except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any party hereunder arising from that Lenders’ having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 16.8(d). Upon the consummation of any assignment pursuant to this Section 16.8(b), if requested by the transferor or transferee Lender, the transferor Lender, Administrative Agent and Borrower shall make appropriate arrangements so that replacement Notes are issued to such transferor Lender (if applicable) and new Notes or, as appropriate, replacement Notes, are issued to the assignee.
(e)    Register. Administrative Agent, acting solely for this purpose as an agent of Borrower, shall maintain at one of its offices in Dallas, Texas a copy of each Assignment and Assumption delivered to it and a Register. The entries in the Register shall be conclusive absent manifest error, and Borrower, Administrative Agent and Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
(f)    Participations. Any Lender may at any time, without the consent of, or notice to, Borrower or Administrative Agent, sell participations to a Participant in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Advances owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) Borrower, Administrative Agent, and Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 16.1(b) without regard to the existence of any participation.
Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Section 16.10 which requires the consent of all Lenders and affects such Participant. Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.1, 3.5 and 3.6 (subject to the requirements and limitations therein, including the requirements

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under Section 3.4(g) (it being understood that the documentation required under Section 3.4(g) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 3.6 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 3.1 or 3.4, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at Borrower’s request and expense, to use reasonable efforts to cooperate with Borrower to effectuate the provisions of Section 3.6 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.2 as though it were a Lender; provided that such Participant agrees to pay to Administrative Agent any amount set-off for application to the Obligations under the Loan Documents as required pursuant to Section 10.2; provided further that such Participant agrees to be subject to Section 16.23 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as an agent of Borrower, maintain a Participant Register; provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
(g)    Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
(h)    Dissemination of Information. Subject to Section 16.25, Borrower and each other Obligated Party authorizes Administrative Agent and each Lender to disclose to any actual or prospective purchaser, assignee or other recipient of a Lender’s Commitment, any and all information in Administrative Agent’s or such Lender’s possession concerning Borrower, the other Obligated Parties and their respective Affiliates.
Section 16.9    Survival. All representations and warranties made in this Agreement or any other Loan Document or in any document, statement, or certificate furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Loan

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Documents, and no investigation by Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of Administrative Agent or any Lender to rely upon them. Without prejudice to the survival of any other obligation of Borrower hereunder, the obligations of Borrower under Sections 16.1 and 16.2 shall survive repayment of the Obligations and termination of the Commitments.
Section 16.10    Amendment. The provisions of this Agreement and the other Loan Documents to which Borrower is a party (other than the Issuer Documents) may be amended or waived only by an instrument in writing signed by Required Lenders (or by Administrative Agent with the consent of Required Lenders) and Borrower and acknowledged by Administrative Agent; provided, however, that no such amendment or waiver shall:
(a)    waive any condition set forth in Section 2.16, without the written consent of each Lender;
(b)    extend or increase any Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 14.2) without the written consent of such Lender;
(c)    postpone any date fixed by this Agreement or any other Loan Document for any payment (excluding mandatory prepayment) of principal, interest, fees or other amounts due to Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby;
(d)    reduce the principal of, or the rate of interest specified herein on, any Advance, or any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby; provided, however, that only the consent of Required Lenders shall be necessary to adjust the Default Interest Rate or to waive any obligation of Borrower to pay interest at such rate;
(e)    change any provision of this Section 16.10 or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender;
(f)    change Section 14.3 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender; or
(g)    release all or substantially all of the Collateral (in each case, except as provided herein) without the written consent of each Lender;
and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer in addition to the Lenders required above, affect the rights or duties of the L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii)  no amendment, waiver or consent shall, unless in writing and signed by Administrative Agent in addition to Lenders required above, affect the rights or duties of

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Administrative Agent under this Agreement or any other Loan Document and (iii) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto.
Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment(s) of any Defaulting Lender may not be increased or extended without the consent of such Lender; and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender.
Section 16.11    Notices.
(a)    Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in Section 16.11(b)), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as set forth on Schedule 16.11. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received. Notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications, to the extent provided in Section 16.11(b) shall be effective as provided in Section 16.11(b).
(b)    Electronic Communications. Notices and other communications to Lenders and hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article 2 if such Lender has notified Administrative Agent that it is incapable of receiving notices under Article 2 by electronic communication. Administrative Agent or Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.
Unless Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above,

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if such facsimile, email or other electronic communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.
(c)    Change of Address, etc. Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto, Schedule 16.11 shall be deemed to be amended by each such change, and Administrative Agent is authorized, in its discretion, from time to time to reflect each such change in an amended Schedule 16.11 provided by Administrative Agent to each party hereto.
(d)    Platform.
(xvii)    Borrower agrees that Administrative Agent may, but shall not be obligated to, make the Communications (as defined below) available to the Lenders or L/C Issuer by posting the Communications on the Platform.
(xviii)    The Platform is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform. In no event shall the Agent Parties have any liability to Borrower, any Lender or any other Person or entity for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of Borrower’s or Administrative Agent’s transmission of communications through the Platform.
(xix)    Borrower and each other Obligated Party (by its, his or her execution of a Loan Document) hereby authorizes Administrative Agent, each Lender and their respective counsel and agents to communicate and transfer documents and other information (including confidential information) concerning this transaction or Borrower or any other Loan Party and the business affairs of Borrower and such other Loan Parties via the Internet or other electronic communication without regard to the lack of security of such communications.
Section 16.12    Governing Law; Venue; Service of Process.
(a)    Governing Law. This Agreement and the other Loan Documents and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of Texas (without reference to applicable rules of conflicts of Laws),

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except to the extent the Laws of any jurisdiction where Collateral is located require application of such Laws with respect to such Collateral.
(b)    Jurisdiction. Borrower irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against Administrative Agent, any Lender, L/C Issuer or any Related Party of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of Texas sitting in Dallas County, and of the United States District Court of the Northern District of Texas, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such Texas State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that Administrative Agent, any Lender or L/C Issuer may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against Borrower or its properties in the courts of any jurisdiction.
(c)    Waiver of Venue. Borrower irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)    Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 16.11. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable law.
Section 16.13    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Except as provided in Section 2.16, this Agreement shall become effective when it shall have been executed by Administrative Agent and when Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.
Section 16.14    Severability. Any provision of this Agreement or any other Loan Document held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be

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invalid or illegal. Furthermore, in lieu of such invalid or unenforceable provision there shall be added as a part of this Agreement or the other Loan Documents a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.
Section 16.15    Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.
Section 16.16    Construction. Borrower, Administrative Agent and each Lender acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by Borrower, Administrative Agent and each Lender.
Section 16.17    Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.
Section 16.18    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
Section 16.19    Additional Interest Provision. It is expressly stipulated and agreed to be the intent of Borrower, Administrative Agent and each Lender at all times to comply strictly with the applicable law governing the maximum rate or amount of interest payable on the indebtedness evidenced by any Note, any Loan Document, and the Related Indebtedness (or applicable United States federal law to the extent that it permits any Lender to contract for, charge, take, reserve or receive a greater amount of interest than under applicable law). If the applicable law is ever judicially interpreted so as to render usurious any amount (a) contracted for, charged, taken, reserved or received pursuant to any Note, any of the other Loan Documents or any other communication or writing by or between Borrower and any Lender related to the transaction or transactions that are the subject matter of the Loan Documents, (b) contracted for, charged, taken, reserved or received by reason of Administrative Agent’s or any Lender’s exercise of the option to accelerate the maturity of any Note and/or the Related Indebtedness, or (c) Borrower will have paid or Administrative

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Agent or any Lender will have received by reason of any voluntary prepayment by Borrower of any Note and/or the Related Indebtedness, then it is Borrower’s, Administrative Agent’s and Lenders’ express intent that all amounts charged in excess of the Maximum Rate shall be automatically canceled, ab initio, and all amounts in excess of the Maximum Rate theretofore collected by Administrative Agent or any Lender shall be credited on the principal balance of any Note and/or the Related Indebtedness (or, if any Note and all Related Indebtedness have been or would thereby be paid in full, refunded to Borrower), and the provisions of any Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder; provided, however, if any Note or Related Indebtedness has been paid in full before the end of the stated term thereof, then Borrower, Administrative Agent and each Lender agree that Administrative Agent or any Lender, as applicable, shall, with reasonable promptness after Administrative Agent or such Lender discovers or is advised by Borrower that interest was received in an amount in excess of the Maximum Rate, either refund such excess interest to Borrower and/or credit such excess interest against such Note and/or any Related Indebtedness then owing by Borrower to Administrative Agent or such Lender. Borrower hereby agrees that as a condition precedent to any claim seeking usury penalties against Administrative Agent or such Lender, Borrower will provide written notice to Administrative Agent or any Lender, advising Administrative Agent or such Lender in reasonable detail of the nature and amount of the violation, and Administrative Agent or such Lender shall have sixty (60) days after receipt of such notice in which to correct such usury violation, if any, by either refunding such excess interest to Borrower or crediting such excess interest against the Note to which the alleged violation relates and/or the Related Indebtedness then owing by Borrower to Administrative Agent or such Lender. All sums contracted for, charged, taken, reserved or received by Administrative Agent or any Lender for the use, forbearance or detention of any debt evidenced by any Note and/or the Related Indebtedness shall, to the extent permitted by applicable law, be amortized or spread, using the actuarial method, throughout the stated term of such Note and/or the Related Indebtedness (including any and all renewal and extension periods) until payment in full so that the rate or amount of interest on account of any Note and/or the Related Indebtedness does not exceed the Maximum Rate from time to time in effect and applicable to such Note and/or the Related Indebtedness for so long as debt is outstanding. In no event shall the provisions of Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts and revolving triparty accounts) apply to the Notes and/or any of the Related Indebtedness. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Administrative Agent or any Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.
Section 16.20    Ceiling Election. To the extent that any Lender is relying on Chapter 303 of the Texas Finance Code to determine the Maximum Rate payable on any Note and/or any other portion of the Obligations under the Loan Documents, such Lender will utilize the weekly ceiling from time to time in effect as provided in such Chapter 303. To the extent United States federal law permits any Lender to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law, such Lender will rely on United States federal law instead of such Chapter 303 for the purpose of determining the Maximum Rate. Additionally, to the extent permitted by

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applicable law now or hereafter in effect, any Lender may, at its option and from time to time, utilize any other method of establishing the Maximum Rate under such Chapter 303 or under other applicable law by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect.
Section 16.21    USA Patriot Act Notice. Administrative Agent and each Lender hereby notifies Borrower that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies Borrower and each other Obligated Party, which information includes the name and address of Borrower and each other Obligated Party and other information that will allow Administrative Agent and such Lender to identify Borrower and each other Obligated Party in accordance with the Patriot Act. In addition, Borrower agrees to (a) ensure that no Person who owns a controlling interest in or otherwise controls Borrower or any Subsidiary of Borrower is or shall be listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the OFAC, the Department of the Treasury or included in any executive order, (b) not to use or permit the use of proceeds of the Obligations to violate any of the foreign asset control regulations of the OFAC or any enabling statute or executive order relating thereto, and (c) comply, or cause its Subsidiaries to comply, with the applicable Laws.
Section 16.22    Defaulting Lenders.
(a)    Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:
(i)    Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definitions of “Required Lenders” and in Section 16.10.
(ii)    Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article 14 or otherwise) or received by Administrative Agent from a Defaulting Lender shall be applied at such time or times as may be determined by Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to Administrative Agent hereunder; second, with respect to a Defaulting Lender that is a Lender, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to L/C Issuer hereunder; third, with respect to a Defaulting Lender that is a Lender, to Cash Collateralize L/C Issuer’s Fronting Exposure, if any, with respect to such Defaulting Lender in accordance with Section 2.7; fourth, with respect to a Defaulting Lender that is a Lender, as Borrower may request (so long as no Default or Event of Default exists), to the funding of any Advances in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by Administrative Agent; fifth, with respect to a Defaulting Lender that is a Lender, if so determined by Administrative Agent and Borrower, to be held in a deposit account and released pro rata in order

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to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Advances under this Agreement and (y) Cash Collateralize L/C Issuer’s future Fronting Exposure, if any, with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 2.7; sixth, to the payment of any amounts owing to Lenders or L/C Issuer as a result of any judgment of a court of competent jurisdiction obtained by any Lender or L/C Issuer against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to Borrower as a result of any judgment of a court of competent jurisdiction obtained by Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that, if (x) such payment is a payment of the principal amount of any Advances or L/C Borrowings in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Advances were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 2.17 were satisfied or waived, such payment shall be applied solely to pay the Advances of, and L/C Obligations owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Advances of, or L/C Obligations owed to, such Defaulting Lender until such time as all Advances and funded and unfunded participations in L/C Obligations are held by Lenders pro rata in accordance with the Commitments under the Credit Facility without giving effect to Section 16.22(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 16.22(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.
(iii)    Certain Fees. No Defaulting Lender shall be entitled to receive any fee payable under Section 2.3(b) for any period during which that Lender is a Defaulting Lender (and Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).
(iv)    Reallocation of Applicable Percentages to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that (x) the conditions set forth in Section 2.17 are satisfied at the time of such reallocation (and, unless Borrower shall have otherwise notified Administrative Agent at such time, Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the aggregate Credit Facility Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Commitment. No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender

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having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.
(v)    Cash Collateral. If the reallocation described in clause (a)(iv) above cannot, or can only partially, be effected, Borrower shall, without prejudice to any right or remedy available to it hereunder or under applicable law, Cash Collateralize L/C Issuers’ Fronting Exposure in accordance with the procedures set forth in Section 2.7.
(b)    Defaulting Lender Cure. If Borrower, Administrative Agent and L/C Issuer agree in writing that a Lender is no longer a Defaulting Lender, Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Advances of the other Lenders or take such other actions as Administrative Agent may determine to be necessary to cause the Advances and funded and unfunded participations in Letters of Credit to be held on a pro rata basis by Lenders in accordance with their Applicable Percentages (without giving effect to Section 16.22(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.
Section 16.23    Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Advances made by it or other obligations hereunder, resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Advances and accrued interest thereon greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall:
(a)    notify Administrative Agent of such fact; and
(b)    purchase (for cash at face value) participations in the Advances and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Advances and other amounts owing them, provided that:
(i)    if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

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(ii)    the provisions of this Section 16.23 shall not be construed to apply to: (A) any payment made by or on behalf of Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender); or (B) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Advances or subparticipations in L/C Obligations to any assignee or participant, other than an assignment to Borrower or any Affiliate thereof (as to which the provisions of this Section 16.23 shall apply).
Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of Borrower in the amount of such participation.
Section 16.24    Payments Set Aside. To the extent that any payment by or on behalf of Borrower is made to Administrative Agent, L/C Issuer or any Lender, or Administrative Agent, L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by Administrative Agent, L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and L/C Issuer severally agrees to pay to Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of Lenders and L/C Issuer under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.
Section 16.25    Confidentiality. Each of Administrative Agent, L/C Issuer and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners) or any Governmental Authority, quasi-Governmental Authority or legislative committee, (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement or any other Loan Document, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to its being under a duty of confidentiality no less restrictive than this Section 16.25, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (ii) any actual or prospective purchaser of a Lender or its holding company, (iii) any rating agency

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or any similar organization in connection with the rating of Borrower or the Facilities or (iv) the CUSIP Service Bureau or any similar organization in connection with the issuance and monitoring of CUSIP numbers with respect to the Facilities, (g) with the consent of Borrower, or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 16.25 or (ii) becomes available to Administrative Agent, L/C Issuer, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than Borrower. For purposes of this Section 16.25, “Information” means all information received from Borrower or any Subsidiary relating to Borrower or any Subsidiary or any of their respective businesses which is clearly identified as confidential, other than any such information that is available to Administrative Agent, L/C Issuer or any Lender on a nonconfidential basis prior to disclosure by Borrower or a Subsidiary; provided that, in the case of information received from Borrower or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 16.25 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.
Section 16.26    Electronic Execution of Assignments and Certain Other Documents. The words “execute,” “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state Laws based on the Uniform Electronic Transactions Act.
Section 16.27    Subrogation. If any of the proceeds of the Credit Facility are used to extinguish, extend, or renew any previous indebtedness against the Mortgaged Property, then Lenders, to the extent of such funds so used, shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Mortgaged Property previously held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather continue in full force and effect in favor of Lenders and shall merge with the lien and security interest created by the Loan Documents as cumulative security for the performance and discharge of the Obligations. The proceeds of the Credit Facility will be used to refinance Borrower’s indebtedness pursuant to the Existing Credit Agreement, which indebtedness encumbers a portion of the Mortgaged Property. Borrower will cause the lien instruments that secure Borrower’s indebtedness pursuant to the Existing Credit Agreement to be assigned to Administrative Agent as security for the Credit Facility.
Section 16.28    NOTICE OF FINAL AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR

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SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
Section 16.29    Delay Outside Administrative Agent’s Control. Administrative Agent shall not be liable in any way to Borrower or any third party for Administrative Agent’s failure to perform or delay in performing under the Loan Documents (and Administrative Agent may suspend or terminate all or any portion of Administrative Agent’s obligations under the Loan Documents) if such failure to perform or delay in performing results directly or indirectly from, or is based upon, the action, inaction, or purported action, of any Governmental Authority, or because of war, rebellion, insurrection, strike, lock‑out, boycott or blockade (whether presently in effect, announced or in the sole judgment of Administrative Agent deemed probable), or from any Act of God or other cause or event beyond Administrative Agent’s control.
Section 16.30    Administrative Agent’s Consent. Except where otherwise expressly provided herein, in any instance hereunder where the approval, consent, or the exercise of judgment of Administrative Agent is required, the granting or denial of such approval or consent, and the exercise of such judgment, shall be within the sole discretion of Administrative Agent; and Administrative Agent shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment in any particular manner, regardless of the reasonableness of either the request or Administrative Agent’s judgment. In any instance when the approval or consent of Administrative Agent is contemplated or required by the terms of this Agreement or any other Loan Document and unless otherwise specifically provided, no such approval or consent shall be deemed to have been given except by a specific writing intended for that purpose and executed by an authorized representative of Administrative Agent.
Section 16.31    Signs. Administrative Agent may place on the Mortgaged Property reasonable signs standard to construction loan transactions stating that construction financing is being provided by Administrative Agent and any other Lenders.
Section 16.32    Tax Service. Administrative Agent is authorized to secure, at Borrower’s expense, a tax service contract with a third party vendor which shall provide tax information on the Mortgaged Property satisfactory to Administrative Agent.
Section 16.33    Joint and Several Liability. The liability of all persons and entities obligated as a Borrower under this Agreement and any of the Loan Documents shall be joint and several.
Section 16.34    Receipt of Master Deed of Trust. Pursuant to the provisions of Section 12.009 of the Texas Property Code, the Lender has duly recorded (or will record) the Master Deed of Trust in each Texas county in which any Mortgaged Property is to be situated. Borrower acknowledges that, at the time of the execution of this Agreement, the Borrower has received a copy of the Master Deed of Trust.
Section 16.35    Multiple Borrower Representations, Warranties and Agreements.
(a)    Each Borrowers represents and warrants that they are 100% owned by a common owner and share a common enterprise interest in jointly supporting the business

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plans and activities of the other Borrowers; and that the reasons for the Borrowers’ separate legal existence include tax, financial and accounting purposes to more clearly distinguish the locations, states or other tax jurisdictions where each entity is doing business.
(b)    Each Borrower is Solvent before making this Agreement and the effect of making this Agreement and the recognition of the joint and several liability of each Borrower for the entire amount that is or may be advanced and outstanding under the Credit Facility will not cause any of the Borrowers to be insolvent.
(c)    Each Borrower recognizes and agrees that having the Credit Facility structured as a master credit facility upon which each of the Borrower may obtain Advances based in part on the values of property owned by the other Borrowers, and that each Borrower’s property is pledged to secure the entire Credit Facility promotes the common enterprise of all of the Borrowers and the owner of the Borrowers. The Borrowers expressly recognize and agree that the availability of the Credit Facility to them on a joint and several basis and the cross-collateralization of their respective obligations has been agreed upon to promote the joint and common enterprise interest as well the individual business interests of each Borrower. Each Borrower acknowledges and agrees that having the amount of the Credit Facility made available to each of them (if not previously committed to the others) gives each Borrower a unique business opportunity to obtain Credit Facility proceeds and conduct business investments and activities that they would not otherwise be able to obtain, and the potential increased credit availability under this arrangement constitutes good and sufficient consideration for each Borrower’s acceptance of the risk that their otherwise unencumbered equity in their individually owned assets may be required to secure the lesser secured obligations of the other Borrowers.
(d)    Each Borrower expressly waives any right to claim or allege that their being jointly and severally liable for the obligations arising under the Credit Facility either now or in the future is not or might not be supported by adequate consideration or a reasonably equivalent value, is or in retrospect might be considered to be a fraudulent conveyance or a conveyance that has the intent or effect of putting any of their assets beyond the reach of their creditors other than the Lenders. To this end, to the extent any Borrower’s assets or equity in any assets (the “Paying Borrower”) is used to pay or satisfy in whole or in part the obligations of any other Borrower (the “Obligated Borrower”), the Paying Borrower shall have no right of subrogation unless all amounts owed to the Lenders including principal, interest, all reimbursements of costs and expenses, and protective advances, and all contingent or continuing obligations are fully paid, satisfied and reimbursed. Further, and in addition to having no right of subrogation, to the extent the Paying Borrower is or may at any time in the future be a creditor of the Obligated Borrower, the Paying Borrower assigns to Administrative Agent the right to vote the Paying Borrower’s creditor rights as a creditor of the Obligated Borrower in any and all bankruptcy proceedings, insolvency proceedings or other cases or proceedings involving such Obligated Borrower’s debts. Administrative Agent shall be entitled to vote the rights of the Paying Borrower in any such proceeding or case, and Administrative Agent’s right to vote is deemed a right coupled with an interest, irrevocable and fully enforceable by Administrative Agent so long as any amounts are owed under the Credit Facility, including any contingent or continuing obligations.

CREDIT AGREEMENT – Page 1

[The remainder of this page is intentionally left blank. The signature pages follow.]

CREDIT AGREEMENT – Page 2

EXECUTED to be effective as of the date first written above.
BORROWER:

LGI HOMES, INC.,
a Delaware corporation

By: /s/ Eric T. Lipar
     Eric T. Lipar, Chief Executive Officer

LGI HOMES GROUP, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar
     Eric T. Lipar, Manager

LGI HOMES-PRESIDENTIAL GLEN, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES-QUAIL RUN, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES – FW, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES – SAN TAN HEIGHTS, LLC,
an Arizona limited liability company

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Manager

CREDIT AGREEMENT – Borrower’s Signature Page 1 of 13

By: /s/ Eric T. Lipar
     Eric T. Lipar, Manager
LGI HOMES-TEXAS, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES-DECKER OAKS, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES AZ CONSTRUCTION, LLC,
an Arizona limited liability company

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Manager

By: /s/ Eric T. Lipar
     Eric T. Lipar, Manager

LGI HOMES-WOODLAND CREEK, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES-LAKES OF MAGNOLIA, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES-SALTGRASS, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

CREDIT AGREEMENT – Borrower’s Signature Page 2 of 13

LGI HOMES-STEWARTS FOREST, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES – GLENNWILDE, LLC,
an Arizona limited liability company

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Manager

By: /s/ Eric T. Lipar
     Eric T. Lipar, Manager

LGI HOMES – E SAN ANTONIO, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES – WINDMILL FARMS, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES – ARIZONA, LLC,
an Arizona limited liability company

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Manager

By: /s/ Eric T. Lipar
     Eric T. Lipar, Manager

CREDIT AGREEMENT – Borrower’s Signature Page 3 of 13

LGI HOMES – FLORIDA, LLC,
a Florida limited liability company

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager
LGI HOMES – GEORGIA, LLC,
a Georgia limited liability company

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Manager

By: /s/ Eric T. Lipar
     Eric T. Lipar, Manager

LGI HOMES – MAPLE LEAF, LLC,
a Texas limited liability company

By:    LGI Fund III Holdings, LLC,
a Texas limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
     Eric T. Lipar, Manager

LGI HOMES AVONDALE, LLC,
a Georgia limited liability company

By:    LGI Fund III Holdings, LLC,
a Texas limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Managing Member

CREDIT AGREEMENT – Borrower’s Signature Page 4 of 13

By: /s/ Eric T. Lipar
     Eric T. Lipar, Manager

LGI HOMES – SHALE CREEK, LLC,
a Texas limited liability company

By:    LGI Fund III Holdings, LLC,
a Texas limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
     Eric T. Lipar, Manager

LGI HOMES – STERLING LAKES PARTNERS,
LLC, a Texas limited liability company

By:    LGI Fund III Holdings, LLC,
a Texas limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
     Eric T. Lipar, Manager

LGI CROWLEY LAND PARTNERS, LLC,
a Texas limited liability company

By:    LGI Fund III Holdings, LLC,
a Texas limited liability company,
its Manager

By:    LGI Homes Group, LLC,

CREDIT AGREEMENT – Borrower’s Signature Page 5 of 13

a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
     Eric T. Lipar, Manager

LGI HOMES – MAPLE PARK, LLC,
a Georgia limited liability company

By:    LGI Fund III Holdings, LLC,
a Texas limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
     Eric T. Lipar, Manager

LGI HOMES – SUNRISE MEADOW, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES CORPORATE, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES SERVICES, LLC,
a Texas limited liability company

By:    LGI Homes Corporate, LLC,
a Texas limited liability company,
its Manager

CREDIT AGREEMENT – Borrower’s Signature Page 6 of 13

By: /s/ Eric T. Lipar
     Eric T. Lipar, Manager

LGI HOMES AZ SALES, LLC,
an Arizona limited liability company

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES – NEW MEXICO, LLC,
a New Mexico limited liability company

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Manager

By: /s/ Eric T. Lipar
     Eric T. Lipar, Manager

LGI HOMES NM CONSTRUCTION, LLC,
a New Mexico limited liability company

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Manager

By: /s/ Eric T. Lipar
     Eric T. Lipar, Manager

LGI JV HOLDINGS, LLC,
a Delaware limited liability company

By:    LGI Homes Corporate, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
     Eric T. Lipar, Manager

CREDIT AGREEMENT – Borrower’s Signature Page 7 of 13

LGI HOMES – LUCKEY RANCH, LLC,
a Delaware limited liability company

By:    LGI JV Holdings, LLC,
a Delaware limited liability company,
its Manager

By:    LGI Homes Corporate, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
     Eric T. Lipar, Manager

LGI JV HOLDINGS II, LLC,
a Delaware limited liability company

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
     Eric T. Lipar, Manager

LGI HOMES-WEST MEADOWS, LLC,
a Delaware limited liability company

By:    LGI JV Holdings II, LLC,
a Delaware limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
     Eric T. Lipar, Manager

LGI JV HOLDINGS III, LLC,
a Delaware limited liability company

By:    LGI Homes Group, LLC,

CREDIT AGREEMENT – Borrower’s Signature Page 8 of 13

a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
     Eric T. Lipar, Manager

LGI HOMES-SONTERRA, LLC,
a Delaware limited liability company

By:    LGI JV Holdings III, LLC,
a Delaware limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
     Eric T. Lipar, Manager

LGI JV HOLDINGS IV, LLC,
a Delaware limited liability company

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
     Eric T. Lipar, Manager

LGI HOMES – BLUE HILLS, LLC,
an Arizona limited liability company

By:    LGI JV Holdings IV, LLC,

CREDIT AGREEMENT – Borrower’s Signature Page 9 of 13

a Delaware limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
     Eric T. Lipar, Manager

LGI HOMES – KRENSON WOODS, LLC,
a Delaware limited liability company

By:    LGI JV Holdings IV, LLC,
a Delaware limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
     Eric T. Lipar, Manager

LGI HOMES – NORTHPOINTE, LLC,
a Delaware limited liability company

By:    LGI JV Holdings IV, LLC,
a Delaware limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
     Eric T. Lipar, Manager

CREDIT AGREEMENT – Borrower’s Signature Page 10 of 13

LGI HOMES – OAK HOLLOW PHASE 6, LLC,
a Delaware limited liability company

By:    LGI JV Holdings IV, LLC,
a Delaware limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
     Eric T. Lipar, Manager

LUCKEY RANCH PARTNERS, LLC,
a Delaware limited liability company

By:    LGI JV Holdings IV, LLC,
a Delaware limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
     Eric T. Lipar, Manager

LGI FUND III HOLDINGS, LLC,
a Texas limited liability company

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
     Eric T. Lipar, Manager

CREDIT AGREEMENT – Borrower’s Signature Page 11 of 13

LGI HOMES-MALLARD CROSSING, LLC,
a Delaware limited liability company

By:    LGI JV Holdings II, LLC,
a Delaware limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
     Eric T. Lipar, Manager

LGI HOMES-OAK HOLLOW, LLC,
a Delaware limited liability company

By:    LGI JV Holdings III, LLC,
a Delaware limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
     Eric T. Lipar, Manager

LGI HOMES – SALTGRASS CROSSING, LLC,
a Delaware limited liability company

By:    LGI JV Holdings IV, LLC,
a Delaware limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,

CREDIT AGREEMENT – Borrower’s Signature Page 12 of 13

its Managing Member

By: /s/ Eric T. Lipar
     Eric T. Lipar, Manager

LGI HOMES – CANYON CROSSING, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES – DEER CREEK, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

LGI HOMES II, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar
Eric T. Lipar, Manager

RIVERCHASE ESTATES PARTNERS, LLC,
a South Carolina limited liability company

By:    LGI Homes Group, LLC,
a Texas limited liability company,
its Managing Member

By: /s/ Eric T. Lipar
     Eric T. Lipar, Manager

CREDIT AGREEMENT – Borrower’s Signature Page 13 of 13

ADMINISTRATIVE AGENT:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By: /s/ Larry Maywald
Larry Maywald, Senior Vice President

CREDIT AGREEMENT – Administrative Agent’s Signature Page

LENDER:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By: /s/ Larry Maywald
Larry Maywald, Senior Vice President

CREDIT AGREEMENT – Lender’s Signature Page [Texas Capital Bank, National Association]

LENDER:

DEUTSCHE BANK AG NEW YORK

By: /s/ Lisa Wong
Lisa Wong, Vice President

By: /s/ Michael Shannon
Michael Shannon, Vice President

CREDIT AGREEMENT – Lender’s Signature Page [Deutsche Bank AG New York]

LENDER:

JPMORGAN CHASE BANK, N.A.

By: /s/ Mohammad Hasan
Mohammad Hasan, Vice President

CREDIT AGREEMENT – Lender’s Signature Page [JPMorgan Chase Bank, N.A.]

LENDER:

WOODFOREST NATIONAL BANK

By: /s/ Kendall Walker
Kendall Walker, Executive Vice President

CREDIT AGREEMENT – Lender’s Signature Page [Woodforest National Bank]

LENDER:

CREDIT SUISSE AG,
CAYMAN ISLANDS BRANCH

By: /s/ Bill O’Daly
Bill O’Daly, Authorized Signatory

By: /s/ Sally Reyes
Sally Reyes, Authorized Signatory

CREDIT AGREEMENT – Lender’s Signature Page [Credit Suisse AG, Cayman Islands Branch]